UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08189

J.P. Morgan Fleming Mutual Fund Group, Inc.

(Exact name of registrant as specified in charter)

270 Park Avenue New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta 270 Park Avenue New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2011 through December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

J.P. Morgan Mid Cap/Multi-Cap Funds

December 31, 2011 (Unaudited)

JPMorgan Growth Advantage Fund

JPMorgan Mid Cap Core Fund

JPMorgan Mid Cap Equity Fund

JPMorgan Mid Cap Growth Fund

JPMorgan Mid Cap Value Fund

JPMorgan Multi-Cap Market Neutral Fund

JPMorgan Value Advantage Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JANUARY 25, 2012 (Unaudited)

Dear Shareholder:

The confidence in a strong economic comeback that investors demonstrated earlier this year quickly dissipated last summer as a host of concerns revolving around the European debt crisis cast a seemingly dark shadow on our hopes for recovery. This combination of economic and geopolitical issues resulted in a level of market volatility not seen since the financial crisis three years ago.

Nonetheless, stocks have regained some of their footing, as positive fourth-quarter economic data on auto sales, payroll employment and manufacturing activity all appear to indicate that consumer confidence is improving and economic growth may be accelerating.

“This combination of economic and geopolitical issues resulted in a level of market volatility not seen since the financial crisis three years ago.”

We remain cautious, however, since many of the same challenges that we experienced in 2011 — European debt concerns, uncertainty over monetary and fiscal stimulus, and soft economic data — will likely remain in place this year, laying the groundwork for continued market volatility.

Strong fourth quarter surge caps volatile year

The European debt crisis and U.S.-based economic issues created a generally volatile year for equities, culminating in a major sell off in the third quarter. A strong fourth quarter comeback did little to erase earlier losses, as the Standard & Poor’s 500 Index (“S&P 500 Index”) reached a level of 1,258, a decrease of -3.7% from six months earlier.

Large cap stocks lead most style categories

Large cap stocks led the style categories over the six-month period ended December 31, 2011 (the Russell 1000 Index returned -4.6% and the Russell Mid Cap Index returned -8.9%, compared to a return of -9.8% for the Russell 2000 Index).

Overall, growth stocks fared better than value in the large cap space. The Russell 1000 Growth Index returned -3.9% for the six-month reporting period, compared to -5.2% for the Russell 1000 Value Index. In the small cap segment, the Russell 2000 Value Index, with a return of -8.9%, outpaced the Russell 2000 Growth Index, which returned -10.6% as of the end of the six-month period. With regard to mid cap stocks, the Russell Midcap Value Index outpaced the Russell Midcap Growth Index with returns of -7.6% and –10.3%, respectively.

Euro zone uncertainty drives flight-to-quality sentiment

Continued uncertainty surrounding global economic growth prompted investors to seek safe havens in U.S. Treasury securities and high-quality corporate bonds. The Barclays Capital U.S. Aggregate Bond Index returned 5.0%. High yield bonds and emerging markets debt securities also performed relatively well, as the Barclays Capital High Yield Index returned 0.01%, and the Barclays Capital Emerging Markets Index returned 1.9% for the six-month period ended December 31, 2011.

Similar economic concerns pushed yields of U.S. Treasury securities maturing in 10 years or more to historic lows throughout the year. As of the end of the six-month period ended December 31, 2011, the yields on the benchmark 10-year U.S. Treasury bond dropped from 3.2% to 1.9%. In addition, yields on the 30-year U.S. Treasury bond declined from 4.4% to 2.9%, and the two-year U.S. Treasury note dipped from 0.5% to 0.3%.

Lesson for 2012: Keep balance in mind in economic uncertainty

Last year offered its share of shocks to investors: geopolitical upheaval, natural disasters, sovereign-debt crises, and credit-rating downgrades were all among the events competing for the market’s attention. Against the backdrop of an election year, it’s likely that we will face continued global surprises —both on the upside and the downside.

As you reassess your investment strategy for the year ahead, it’s important to stick with a plan that focuses on diversification as well as long-term allocation. Trying to “time” market fluctuations can be risky business, especially given the ongoing uncertainty surrounding the direction of economic growth and the euro zone crisis in the months ahead.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	1

J.P. Morgan Mid Cap/Multi-Cap Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

The reporting period began amid uncertainty surrounding global economic growth, which dampened investors’ appetite for risk. This negative mood among investors worsened as they seemed to lack confidence in the ability of European governments to combat the region’s debt crisis, stoking fear about economic contagion. Concerns about the credit downgrade of U.S.-issued debt exacerbated this negative sentiment among investors. Each of these factors helped trigger a sharp downturn in stock prices in the third quarter of 2011. Better-than-expected economic data helped investors regain their appetite for risk in the fourth quarter of 2011, but U.S. mid-cap stocks, as measured by the Russell Midcap Index, still finished the six months ended December 31, 2011 with an 8.91% loss, while the Russell 3000 Index declined 5.01%.

U.S growth stocks outperformed U.S. value stocks, as the Russell 3000 Growth Index returned -4.49% versus the -5.52% return for the Russell 3000 Value Index during the six months ended December 31, 2011. U.S. mid-cap growth stocks underperformed U.S. mid-cap value stocks, as the Russell Midcap Growth Index returned -10.26% versus the -7.56% return for the Russell Midcap Value Index.

2	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

JPMorgan Growth Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	–7.65%
Russell 3000 Growth Index	–4.49%

Net Assets as of 12/31/2011 (In Thousands)	$1,062,456

INVESTMENT OBJECTIVE**

The JPMorgan Growth Advantage Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) underperformed the Russell 3000 Growth Index (the “Benchmark”) for the six months ended December 31, 2011. The Fund’s stock selection in the consumer discretionary and technology sectors detracted from relative performance, while the Fund’s stock selection in the producer durables sector and stock selection and underweight versus the Benchmark in the materials and processing sector contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in Newfield Exploration Co., NetFlix, Inc. and Agilent Technologies, Inc. Shares of Newfield Exploration Co. declined after the oil and gas operations company lowered its expectations for its fiscal 2011 natural gas production. Shares of NetFlix, Inc., which provides a subscription service for television shows and movies, decreased after the company lost subscribers due to its price increases and the decision to separate its streaming video and DVD rental services, a decision that the company reversed toward the end of the reporting period. Shares of Agilent Technologies, Inc., which provides bio-analytical and electronic measurement solutions, declined as investors became concerned about the company’s future earnings growth.

Individual contributors to relative performance included the Fund’s positions in Alexion Pharmaceuticals, Inc., Apple, Inc. and W.W. Grainger, Inc. Shares of biotechnology company Alexion Pharmaceuticals, Inc. increased as investors reacted positively to the company’s earnings growth and favorable regulatory opinions on its Soliris drug. Shares of technology company Apple, Inc. rose as the company continued to show the ability to gain share in the growing mobility market through the strong sales of its iPhone and iPad. Shares of W.W. Grainger, Inc., an industrial supply manufacturer, benefited as the company continued to gain market share. In addition, the company raised the low end of its 2011 fiscal year guidance and issued a positive outlook for 2012.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies across market capitalizations in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

As a result of this bottom-up stock selection process, the Fund’s largest overweight versus the Benchmark was in the financial services sector, while the Fund’s largest underweight versus the Benchmark was in the consumer staples sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	7.7%
2.	Google, Inc., Class A	2.5
3.	QUALCOMM, Inc.	2.3
4.	Valeant Pharmaceuticals International, Inc., (Canada)	2.1
5.	Amazon.com, Inc.	2.0
6.	W.W. Grainger, Inc.	2.0
7.	UnitedHealth Group, Inc.	1.9
8.	Biogen Idec, Inc.	1.8
9.	Pall Corp.	1.8
10.	MasterCard, Inc., Class A	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	30.2%
Consumer Discretionary	19.9
Industrials	15.9
Health Care	13.7
Financials	9.6
Energy	6.9
Materials	2.5
Consumer Staples	0.4
Short-Term Investment	0.9

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2011. The Fund’s composition is subject to change.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	3

JPMorgan Growth Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	10/29/99
Without Sales Charge		(7.65)%	(1.72)%	3.37%	5.41%
With Sales Charge**		(12.46)	(6.85)	2.27	4.84
CLASS B SHARES	10/29/99
Without CDSC		(7.90)	(2.22)	2.79	4.85
With CDSC***		(12.90)	(7.22)	2.43	4.85
CLASS C SHARES	5/1/06
Without CDSC		(7.78)	(2.10)	2.82	4.75
With CDSC****		(8.78)	(3.10)	2.82	4.75
CLASS R5 SHARES	1/8/09	(7.42)	(1.24)	3.75	5.62
SELECT CLASS SHARES	5/1/06	(7.45)	(1.47)	3.63	5.56

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/01 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

As of August 17, 2005, the Fund changed its name, investment objective, certain investment policies and benchmark. Prior to that time, the Fund operated as JPMorgan Mid Cap Growth Fund. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to August 17, 2005 might be less pertinent for investors considering whether to purchase shares of the Fund. Returns for the Class C Shares prior to their inception date are based on the performance of Class B Shares, whose expenses are substantially similar to those of Class C Shares. Returns for the Select Class Shares prior to their inception date are based on the performance of Class A Shares. During this period, the actual returns of Select Class Shares would have been different because Select Class Shares have different expenses than Class A Shares. Returns for Class R5 Shares prior to their inception date are based on the performance of Select Class Shares from May 1, 2006 to January 8, 2009 and Class A Shares prior to May 1, 2006. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class and Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund, the Russell 3000 Growth Index and the Lipper Multi-Cap Growth Funds Index from December 31, 2001 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Growth Index is an unmanaged index which measures the performance of those Russell 3000 Index companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

4	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year annual average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	5

JPMorgan Mid Cap Core Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	–6.41%
Russell Midcap Index	–8.91%

Net Assets as of 12/31/2011 (In Thousands)	$266,124

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Core Fund (the “Fund”) seeks long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell Midcap Index for the six months ended December 31, 2011. The Fund’s stock selection in the financial services and consumer discretionary sectors contributed to relative performance. The Fund’s stock selection in the energy sector and stock selection and underweight versus the Benchmark in the consumer staples sector detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in W.W. Grainger, Inc., ProAssurance Corp. and Papa John’s International, Inc. Shares of W.W. Grainger, Inc., an industrial supply manufacturer, benefited as the company continued to gain market share. In addition, the company raised the low end of its 2011 fiscal year guidance and issued a positive outlook for 2012. Shares of insurer ProAssurance Corp. benefited from the company’s announced installment of a quarterly dividend and its strong earnings. Shares of pizza restaurant operator Papa John’s International, Inc. gained after the company increased its expectations for 2011 earnings.

Individual detractors from relative performance included the Fund’s positions in Patterson-UTI Energy, Inc., Devon Energy Corp. and Solera Holdings, Inc. Shares of Patterson-UTI Energy, Inc., an oil well services and equipment company, declined after its estimates for its third-quarter revenue were lower than many investors had expected. Shares of oil and gas operations company Devon Energy Corp. declined due to concerns that slowing economic growth would hurt the demand for oil and natural gas. Shares of Solera Holdings, Inc. declined after the software and programming company lowered its expectations for its fiscal 2012 revenue.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers invested in companies that, in their view, had leading competitive advantages, predictable and durable business models, sustainable free cash flow generation and management teams committed to increasing intrinsic value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	UnitedHealth Group, Inc.	3.2%
2.	Devon Energy Corp.	3.1
3.	Jarden Corp.	2.7
4.	Silgan Holdings, Inc.	2.6
5.	Penn National Gaming, Inc.	2.4
6.	Waste Connections, Inc.	2.4
7.	Chubb Corp. (The)	2.1
8.	Norfolk Southern Corp.	2.0
9.	Laboratory Corp. of America Holdings	1.9
10.	Airgas, Inc.	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Financials	17.6%
Consumer Discretionary	17.1
Industrials	15.9
Information Technology	9.5
Materials	9.4
Health Care	8.3
Energy	7.5
Utilities	7.4
Consumer Staples	1.4
Short-Term Investment	5.9

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2011. The Fund’s composition is subject to change.

6	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/10
Without Sales Charge		(6.53)%	1.24%	6.63%
With Sales Charge**		(11.42)	(4.07)	1.47
CLASS C SHARES	11/30/10
Without CDSC		(6.72)	0.80	6.11
With CDSC***		(7.72)	(0.20)	6.11
CLASS R2 SHARES	11/30/10	(6.65)	0.99	6.36
CLASS R5 SHARES	11/30/10	(6.35)	1.67	7.07
CLASS R6 SHARES	1/31/11	(6.31)	1.72	7.11
SELECT CLASS SHARES	11/30/10	(6.41)	1.49	6.88

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/2010 To 12/31/2011)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-data, month-end performance information please call 1-800-480-4111.

The fund commenced operations on November 30, 2010.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Mid Cap Core Fund, the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from November 30, 2010 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	7

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	–8.86%
Russell Midcap Index	–8.91%

Net Assets as of 12/31/2011 (In Thousands)	$568,964

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Equity Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell Midcap Index (the “Benchmark”) for the six months ended December 31, 2011. The Fund’s stock selection in the industrials sector contributed to relative performance, while the Fund’s stock selection in the consumer discretionary sector detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in W.W. Grainger, Inc., Humana, Inc. and TJX Cos., Inc. Shares of W.W. Grainger, Inc., an industrial supply manufacturer, benefited as the company continued to gain market share. In addition, the company raised the low end of its 2011 fiscal year guidance and issued a positive outlook for 2012. Shares of insurance company Humana, Inc. gained after the company raised its full-year profit forecast and issued a better-than-expected 2012 outlook. Shares of TJX Cos., Inc. increased after the retail company raised its expectations for its 2012 earnings.

Individual detractors from relative performance included the Fund’s positions in Newfield Exploration Co., Royal Caribbean Cruises Ltd. and Polycom, Inc. Shares of Newfield Exploration Co. declined after the oil and gas operations company lowered its expectations for its fiscal 2011 natural gas production. Shares of cruise ship operator Royal Caribbean Cruises Ltd. declined due to rising fuel prices and the company’s announcement that lingering geopolitical risks in the eastern Mediterranean region would cause it to modify cruise routes, hurting its earnings. Shares of Polycom, Inc. decreased after the communication equipment provider’s estimates for fourth-quarter 2011 revenue growth disappointed investors.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models deemed capable of achieving sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Humana, Inc.	1.4%
2.	Marriott International, Inc., Class A	1.3
3.	T. Rowe Price Group, Inc.	1.2
4.	Lincare Holdings, Inc.	1.2
5.	Sherwin-Williams Co. (The)	1.2
6.	Carlisle Cos., Inc.	1.2
7.	W.W. Grainger, Inc.	1.2
8.	Valeant Pharmaceuticals International, Inc., (Canada)	1.1
9.	Concho Resources, Inc.	1.1
10.	TE Connectivity Ltd., (Switzerland)	1.1

PORTFOLIO COMPOSITION BY SECTOR***
Consumer Discretionary	18.8%
Information Technology	15.8
Financials	15.2
Industrials	14.9
Health Care	10.1
Energy	7.6
Utilities	6.0
Materials	5.5
Consumer Staples	3.6
Telecommunication Services	0.6
Short-Term Investment	1.9

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2011. The Fund’s composition is subject to change.

8	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	11/2/09
Without Sales Charge		(8.99)%	(2.14)%	1.84%	6.49%
With Sales Charge**		(13.76)	(7.27)	0.75	5.92
CLASS C SHARES	11/2/09
Without CDSC		(9.24)	(2.62)	1.62	6.38
With CDSC***		(10.24)	(3.62)	1.62	6.38
SELECT CLASS SHARES	1/1/97	(8.86)	(1.80)	1.99	6.57

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/01 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of JPMorgan Mid Cap Equity Fund, the Russell Midcap Index and the Lipper Multi-Cap Core Funds Index from December 31, 2001 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Multi-Cap Core Funds Index is an index based on total returns of certain mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	9

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	–13.26%
Russell Midcap Growth Index	–10.26%

Net Assets as of 12/31/2011 (In Thousands)	$1,379,851

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Growth Fund (the “Fund”) seeks growth of capital and secondarily, current income by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell Midcap Growth Index (the “Benchmark”) for the six months ended December 31, 2011. The Fund’s stock selection in the consumer discretionary and technology sectors detracted from relative performance, while the Fund’s stock selection in the producer durables and materials and processing sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in Newfield Exploration Co., Royal Caribbean Cruises Ltd. and Polycom, Inc. Shares of Newfield Exploration Co. declined after the oil and gas operations company lowered its expectations for its fiscal 2011 natural gas production. Shares of cruise ship operator Royal Caribbean Cruises Ltd. declined due to rising fuel prices and the company’s announcement that lingering geopolitical risks in the eastern Mediterranean region would cause it to modify cruise routes, hurting its earnings. Shares of Polycom, Inc. decreased after the communication equipment provider’s estimates for fourth-quarter 2011 revenue growth disappointed investors.

Individual contributors to relative performance included the Fund’s positions in Pall Corp., Alexion Pharmaceuticals, Inc. and W.W. Grainger, Inc. Shares of Pall Corp, a supplier of filtration, separation and purification technologies, benefited from the company’s strong third-quarter earnings, driven by strength from its biopharmaceutical segment. Shares of biotechnology company Alexion Pharmaceuticals, Inc. increased as investors reacted positively to the company’s earnings growth and favorable regulatory opinions on its Soliris drug. Shares of W.W. Grainger, Inc., an industrial supply manufacturer, benefited as the company continued to gain market share. In addition, the company raised the low end of its 2011 fiscal year guidance and issued a positive outlook for 2012.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct a portfolio of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

As a result of this bottom-up stock selection process, the Fund’s largest overweight versus the Benchmark was in the technology sector and the Fund’s largest underweight versus the Benchmark was in the consumer staples sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	W.W. Grainger, Inc.	2.4%
2.	Valeant Pharmaceuticals International, Inc., (Canada)	2.2
3.	Concho Resources, Inc.	2.2
4.	Pall Corp.	2.2
5.	Cameron International Corp.	2.1
6.	Alliance Data Systems Corp.	1.9
7.	FMC Corp.	1.8
8.	Humana, Inc.	1.7
9.	Harley-Davidson, Inc.	1.6
10.	Wabtec Corp.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	25.3%
Industrials	21.2
Consumer Discretionary	18.6
Health Care	14.1
Energy	8.5
Financials	6.7
Materials	3.7
Consumer Staples	0.9
Short-Term Investment	1.0

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2011. The Fund’s composition is subject to change.

10	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		(13.40)%	(6.11)%	1.91%	4.35%
With Sales Charge**		(17.94)	(11.03)	0.82	3.79
CLASS B SHARES	1/14/94
Without CDSC		(13.69)	(6.59)	1.32	3.79
With CDSC***		(18.69)	(11.59)	0.94	3.79
CLASS C SHARES	11/4/97
Without CDSC		(13.61)	(6.54)	1.33	3.69
With CDSC****		(14.61)	(7.54)	1.33	3.69
CLASS R2 SHARES	6/19/09	(13.48)	(6.24)	1.75	4.17
CLASS R5 SHARES	11/1/11	(13.22)	(5.75)	2.21	4.64
CLASS R6 SHARES	11/1/11	(13.22)	(5.75)	2.21	4.64
SELECT CLASS SHARES	3/2/89	(13.26)	(5.79)	2.20	4.63

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/01 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R2, Class R5 and Class R6 Shares prior to their inception dates are based on the performance of Select Class Shares. Prior performance for Class R2 Shares has been adjusted to reflect the differences in expenses and sales charges between classes. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Mid Cap Growth Fund, the Russell Midcap Growth Index and the Lipper Mid-Cap Growth Funds Index from December 31, 2001 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index is an index based on total returns of certain mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	11

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	–4.58%
Russell Midcap Value Index	–7.56%

Net Assets as of 12/31/2011 (In Thousands)	$6,529,835

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Value Fund (the “Fund”) seeks growth from capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the Russell Midcap Value Index (the “Benchmark”) for the six months ended December 31, 2011. The Fund’s relative outperformance versus the Benchmark was primarily driven by positive stock selection in the consumer discretionary and financials sectors. The Fund’s overweight versus the Benchmark in the telecommunication services sector and underweight versus the Benchmark in the utilities sector detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in TJX Cos., Inc., Jack Henry & Associates, Inc. and Transatlantic Holdings, Inc. Shares of TJX Cos., Inc. increased after the retail company raised its expectations for its 2012 earnings. Shares of Jack Henry & Associates, Inc., a provider of technology solutions and payment processing services primarily for the financial services industry, increased due to the company’s strong quarterly revenue. Shares of reinsurance company Transatlantic Holdings, Inc. increased amid investor optimism that it would be taken over.

Individual detractors from the Fund’s relative performance included the Fund’s positions in Cablevision Systems Corp., Newfield Exploration Co. and Albemarle Corp. Shares of Cablevision Systems Corp. declined after the television company announced lower-than-expected third-quarter profit. Shares of Newfield Exploration Co. declined after the oil and gas operations company lowered its expectations for its fiscal 2011 natural gas production. Shares of Albemarle Corp., a manufacturer of engineered specialty chemicals, declined on concerns that slowing economic growth would diminish demand for the company’s products.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate sustainable levels of free cash flow. The Fund’s portfolio managers believed that these types of companies should perform relatively well in what they view as a slow but sustainable economic recovery in the United States. The Fund’s largest overweight continued to be in the consumer discretionary sector. The Fund’s portfolio managers sought to own retailers with strong brands and business models that produce recurring revenue, believing that these factors, coupled with lower levels of capital spending, should contribute to their sustainable generation of free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Republic Services, Inc.	2.0%
2.	Energen Corp.	1.8
3.	Loews Corp.	1.7
4.	CMS Energy Corp.	1.7
5.	Williams Cos., Inc. (The)	1.6
6.	Ameriprise Financial, Inc.	1.6
7.	Xcel Energy, Inc.	1.6
8.	Ball Corp.	1.5
9.	W.R. Berkley Corp.	1.4
10.	ONEOK, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Financials	23.5%
Consumer Discretionary	18.8
Utilities	11.7
Industrials	8.9
Materials	7.3
Energy	6.6
Information Technology	6.5
Consumer Staples	6.3
Health Care	6.2
Telecommunication Services	1.4
Short-Term Investment	2.8

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2011. The Fund’s composition is subject to change.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	13

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	4/30/01
Without Sales Charge		(4.80)%	1.91%	1.52%	8.21%
With Sales Charge**		(9.79)	(3.44)	0.43	7.63
CLASS B SHARES	4/30/01
Without CDSC		(5.06)	1.37	1.00	7.72
With CDSC***		(10.06)	(3.63)	0.61	7.72
CLASS C SHARES	4/30/01
Without CDSC		(5.04)	1.38	1.00	7.60
With CDSC****		(6.04)	0.38	1.00	7.60
CLASS R2 SHARES	11/3/08	(4.95)	1.63	1.35	8.12
INSTITUTIONAL CLASS SHARES	11/13/97	(4.58)	2.42	2.01	8.75
SELECT CLASS SHARES	10/31/01	(4.67)	2.17	1.76	8.48

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/01 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Mid Cap Value Fund, the Russell Midcap Value Index, the Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Value Funds Index from December 31, 2001 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Value Funds Index are indexes based on total returns of certain groups of mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

14	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	15

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	–2.52%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.02%

Net Assets as of 12/31/2011 (In Thousands)	$486,967

INVESTMENT OBJECTIVE**

The JPMorgan Multi-Cap Market Neutral Fund (the “Fund”) seeks long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index for the six months ended December 31, 2011.

The Fund’s portfolio managers employed a quantitative bottom-up approach to their stock selection process, focusing on both valuation and fundamentals. The Fund’s valuation stock selection model seeks to determine how a stock is priced relative to its intrinsic value by considering valuation factors such as a company’s cash flow and price-to-book values. The Fund’s fundamentals stock selection model attempts to identify how healthy a company’s short-term operating trends are judged to be, using metrics such as stock price momentum and earnings momentum.

During the reporting period, the Fund’s stock selection process produced a negative return for the Fund. The Fund experienced negative returns in the technology, industrial and consumer sectors and positive returns in the financial and health care sectors.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers ranked stocks within a universe of approximately 1,300 large-cap, mid-cap and high-end small-cap stocks. The Fund’s portfolio managers sought to go long on inexpensive stocks with improving fundamentals and short on expensive stocks with deteriorating fundamentals. They continued to use strategies designed to produce returns that have no correlation with general domestic market performance.

16	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Apollo Group, Inc., Class A	0.5%
2.	CMS Energy Corp.	0.5
3.	Eli Lilly & Co.	0.5
4.	Assurant, Inc.	0.5
5.	Brinker International, Inc.	0.5
6.	Stone Energy Corp.	0.4
7.	Smithfield Foods, Inc.	0.4
8.	Omnicare, Inc.	0.4
9.	Alliance Data Systems Corp.	0.4
10.	Activision Blizzard, Inc.	0.4

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Quanta Services, Inc.	0.5%
2.	Akamai Technologies, Inc.	0.5
3.	CarMax, Inc.	0.5
4.	American Tower Corp., Class A	0.5
5.	McMoRan Exploration Co.	0.5
6.	Cobalt International Energy, Inc.	0.5
7.	Concur Technologies, Inc.	0.5
8.	Cincinnati Financial Corp.	0.5
9.	World Fuel Services Corp.	0.5
10.	CapitalSource, Inc.	0.5

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Consumer Discretionary	16.8%
Information Technology	16.5
Financials	12.3
Industrials	12.2
Health Care	9.2
Energy	7.2
Consumer Staples	6.2
Materials	6.1
Utilities	5.4
Telecommunication Services	0.6
Short-Term Investment	7.5

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Industrials	16.7%
Consumer Discretionary	15.2
Information Technology	14.1
Financials	14.0
Health Care	10.3
Energy	8.3
Materials	7.4
Utilities	6.8
Consumer Staples	5.8
Telecommunication Services	1.4

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total long investments as of December 31, 2011. The Fund’s composition is subject to change.
****	Percentages indicated are based upon total short investments as of December 31, 2011. The Fund’s composition is subject to change.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	17

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	5/23/03
Without Sales Charge		(2.75)%	(0.42)%	(1.69)%	1.10%
With Sales Charge**		(7.83)	(5.64)	(2.75)	0.47
CLASS B SHARES	5/23/03
Without CDSC		(3.06)	(1.08)	(2.42)	0.40
With CDSC***		(8.06)	(6.08)	(2.86)	0.40
CLASS C SHARES	5/23/03
Without CDSC		(3.06)	(1.08)	(2.42)	0.35
With CDSC****		(4.06)	(2.08)	(2.42)	0.35
SELECT CLASS SHARES	5/23/03	(2.52)	(0.10)	(1.44)	1.35

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/23/03 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 23, 2003.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Multi-Cap Market Neutral Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper Equity Market-Neutral Funds Average from May 23, 2003 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Equity Market-Neutral Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The BofA Merrill Lynch 3-Month

U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. The Lipper Equity Market-Neutral Funds Average is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because the Class B Shares automatically convert to Class A Shares after eight years, the since inception average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

JPMorgan Value Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	–3.33%
Russell 3000 Value Index	–5.52%

Net Assets as of 12/31/2011 (In Thousands)	$872,550

INVESTMENT OBJECTIVE**

The JPMorgan Value Advantage Fund (the “Fund”) seeks to provide long-term total return from a combination of income and capital gains.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the Russell 3000 Value Index (the “Benchmark”) for the six months ended December 31, 2011. The Fund’s relative outperformance versus the Benchmark was driven primarily by the Fund’s stock selection in the financials sector. The Fund’s stock selection in the consumer staples sector detracted from the Fund’s relative performance.

Individual contributors to relative performance included the Fund’s positions in Transatlantic Holdings, Inc. and W.R. Berkley Corp. Shares of reinsurance company Transatlantic Holdings, Inc. increased amid investor optimism that it would be taken over. Shares of property and casualty insurer W.R. Berkley Corp. increased as investors reacted positively to the news that the company declared a dividend and increased its stock repurchase authorization.

In addition, the Fund’s underweight position versus the Benchmark in Bank of America Corp. contributed to relative performance, as its shares were hurt by fears that the bank would need to raise capital. The stock also declined after the announcement that American International Group brought a lawsuit against the company.

Individual detractors from the Fund’s relative performance included the Fund’s positions in Devon Energy Corp., Walgreen Co. and Cablevision Systems Corp. Shares of oil and gas operations company Devon Energy Corp. declined due to concerns that slowing economic growth would hurt the demand for oil and natural gas. Shares of Walgreen Co., a retail drugstore operator, declined due to concerns that its terminated partnership with pharmacy benefits manager Express Scripts would negatively impact the company’s earnings. Shares of Cablevision Systems Corp. declined after the television company announced lower-than-expected third-quarter earnings.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate significant levels of free cash flow.

The Fund was overweight versus the Benchmark in the consumer discretionary sector, where the Fund’s portfolio managers preferred retailers with strong and recognizable brands, a loyal customer base, recurring revenue streams and lower capital expenditure levels. The Fund was also overweight versus the Benchmark in the financials sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	4.0%
2.	Loews Corp.	2.8
3.	Devon Energy Corp.	2.7
4.	Exxon Mobil Corp.	2.7
5.	AT&T, Inc.	2.6
6.	Procter & Gamble Co. (The)	2.4
7.	Pfizer, Inc.	2.3
8.	Johnson & Johnson	2.1
9.	Ameriprise Financial, Inc.	1.8
10.	Merck & Co., Inc.	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Financials	32.0%
Consumer Discretionary	12.8
Health Care	11.2
Energy	11.1
Utilities	8.1
Consumer Staples	5.9
Industrials	4.8
Telecommunication Services	4.6
Materials	4.5
Information Technology	2.0
Investment Company	0.8
Short-Term Investment	2.2

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2011. The Fund’s composition is subject to change.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	19

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/05
Without Sales Charge		(3.55)%	1.11%	1.65%	5.29%
With Sales Charge**		(8.63)	(4.21)	0.56	4.46
CLASS C SHARES	2/28/05
Without CDSC		(3.78)	0.61	1.14	4.77
With CDSC***		(4.78)	(0.39)	1.14	4.77
INSTITUTIONAL CLASS SHARES	2/28/05	(3.33)	1.62	2.17	5.74
SELECT CLASS SHARES	2/28/05	(3.45)	1.37	1.91	5.56

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/05 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2005.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Value Advantage Fund, the Russell 3000 Value Index and the Lipper Multi-Cap Value Funds Index from February 28, 2005 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. The Lipper Multi-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

20	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 99.7%
	Consumer Discretionary — 20.0%
	Auto Components — 0.9%
146	BorgWarner, Inc. (a)	9,274

	Automobiles — 1.7%
335	Harley-Davidson, Inc.	13,017
191	Tesla Motors, Inc. (a)	5,441

		18,458

	Diversified Consumer Services — 1.3%
212	American Public Education, Inc. (a)	9,167
150	Sotheby’s	4,291

		13,458

	Hotels, Restaurants & Leisure — 1.9%
105	BJ’s Restaurants, Inc. (a)	4,759
167	Las Vegas Sands Corp. (a)	7,127
294	Marriott International, Inc., Class A	8,585

		20,471

	Household Durables — 1.7%
123	Tempur-Pedic International, Inc. (a)	6,450
593	Toll Brothers, Inc. (a)	12,099

		18,549

	Internet & Catalog Retail — 3.7%
125	Amazon.com, Inc. (a)	21,689
246	HomeAway, Inc. (a)	5,714
45	NetFlix, Inc. (a)	3,132
19	priceline.com, Inc. (a)	8,840

		39,375

	Media — 3.4%
287	DIRECTV, Class A (a)	12,276
6,160	Sirius XM Radio, Inc. (a)	11,212
325	Walt Disney Co. (The)	12,173

		35,661

	Specialty Retail — 1.2%
602	Sally Beauty Holdings, Inc. (a)	12,710

	Textiles, Apparel & Luxury Goods — 4.2%
217	Coach, Inc.	13,258
92	Deckers Outdoor Corp. (a)	6,922
175	Lululemon Athletica, Inc., (Canada) (a)	8,142
310	Michael Kors Holdings Ltd., (Hong Kong) (a)	8,442
240	Vera Bradley, Inc. (a)	7,737

		44,501

	Total Consumer Discretionary	212,457

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 0.4%
	Food Products — 0.4%
138	Diamond Foods, Inc.	4,459

	Energy — 6.9%
	Energy Equipment & Services — 4.2%
377	Cameron International Corp. (a)	18,558
113	Dril-Quip, Inc. (a)	7,438
274	Schlumberger Ltd.	18,737

		44,733

	Oil, Gas & Consumable Fuels — 2.7%
190	Concho Resources, Inc. (a)	17,813
178	Laredo Petroleum Holdings, Inc. (a)	3,976
196	Newfield Exploration Co. (a)	7,410

		29,199

	Total Energy	73,932

	Financials — 9.7%
	Capital Markets — 2.4%
607	Blackstone Group LP (The)	8,510
257	Lazard Ltd., (Bermuda), Class A	6,713
181	T. Rowe Price Group, Inc.	10,319

		25,542

	Commercial Banks — 2.0%
419	U.S. Bancorp	11,320
375	Wells Fargo & Co.	10,335

		21,655

	Consumer Finance — 1.2%
274	American Express Co.	12,915

	Diversified Financial Services — 1.7%
41	CME Group, Inc.	9,868
225	Moody’s Corp.	7,585

		17,453

	Insurance — 1.6%
154	ACE Ltd., (Switzerland)	10,827
235	Amtrust Financial Services, Inc.	5,576

		16,403

	Real Estate Investment Trusts (REITs) — 0.8%
308	ProLogis, Inc.	8,792

	Total Financials	102,760

	Health Care — 13.8%
	Biotechnology — 4.7%
318	Aegerion Pharmaceuticals, Inc. (a)	5,325
103	Alexion Pharmaceuticals, Inc. (a)	7,336

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	21

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Biotechnology — Continued
177	Biogen Idec, Inc. (a)	19,479
270	Celgene Corp. (a)	18,218

		50,358

	Health Care Equipment & Supplies — 1.6%
175	Sirona Dental Systems, Inc. (a)	7,703
292	Thoratec Corp. (a)	9,806

		17,509

	Health Care Providers & Services — 3.3%
307	Emeritus Corp. (a)	5,376
100	Humana, Inc.	8,796
411	UnitedHealth Group, Inc.	20,824

		34,996

	Life Sciences Tools & Services — 0.7%
200	Agilent Technologies, Inc. (a)	6,996

	Pharmaceuticals — 3.5%
161	Allergan, Inc.	14,109
487	Valeant Pharmaceuticals International, Inc., (Canada) (a) (c)	22,724

		36,833

	Total Health Care	146,692

	Industrials — 16.0%
	Aerospace & Defense — 2.0%
166	HEICO Corp. (c)	9,679
116	TransDigm Group, Inc. (a)	11,053

		20,732

	Building Products — 1.0%
247	Armstrong World Industries, Inc. (a)	10,814

	Industrial Conglomerates — 1.3%
309	Carlisle Cos., Inc.	13,706

	Machinery — 4.8%
200	AGCO Corp. (a)	8,598
142	Cummins, Inc.	12,464
341	Pall Corp.	19,460
155	Wabtec Corp.	10,821

		51,343

	Professional Services — 1.2%
142	IHS, Inc., Class A (a)	12,209

	Road & Rail — 1.9%
189	J.B. Hunt Transport Services, Inc.	8,500
294	Old Dominion Freight Line, Inc. (a)	11,916

		20,416

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — 3.8%
433	Air Lease Corp. (a)	10,266
115	W.W. Grainger, Inc.	21,452
139	Watsco, Inc.	9,147

		40,865

	Total Industrials	170,085

	Information Technology — 30.4%
	Communications Equipment — 4.5%
359	Aruba Networks, Inc. (a)	6,645
77	F5 Networks, Inc. (a)	8,150
508	Polycom, Inc. (a)	8,285
446	QUALCOMM, Inc.	24,407

		47,487

	Computers & Peripherals — 9.4%
203	Apple, Inc. (a)	82,154
388	EMC Corp. (a)	8,351
262	NetApp, Inc. (a)	9,485

		99,990

	Electronic Equipment, Instruments & Components — 1.0%
357	TE Connectivity Ltd., (Switzerland)	10,996

	Internet Software & Services — 2.9%
41	Google, Inc., Class A (a)	26,288
124	OpenTable, Inc. (a)	4,856

		31,144

	IT Services — 3.5%
159	Cognizant Technology Solutions Corp., Class A (a)	10,219
50	MasterCard, Inc., Class A	18,753
236	VeriFone Systems, Inc. (a)	8,372

		37,344

	Office Electronics — 0.5%
147	Zebra Technologies Corp., Class A (a)	5,274

	Semiconductors & Semiconductor Equipment — 3.2%
310	Avago Technologies Ltd., (Singapore)	8,935
520	Freescale Semiconductor Holdings I Ltd. (a)	6,578
201	Lam Research Corp. (a)	7,423
335	Xilinx, Inc.	10,740

		33,676

	Software — 5.4%
112	Citrix Systems, Inc. (a)	6,776
189	MICROS Systems, Inc. (a)	8,813
466	Nuance Communications, Inc. (a)	11,712
80	Salesforce.com, Inc. (a)	8,158

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Software — Continued
240	Taleo Corp., Class A (a)	9,301
80	VMware, Inc., Class A (a)	6,647
585	Zynga, Inc., Class A (a)	5,500

		56,907

	Total Information Technology	322,818

	Materials — 2.5%
	Chemicals — 2.5%
182	FMC Corp.	15,694
122	Sherwin-Williams Co. (The)	10,864

	Total Materials	26,558

	Total Common Stocks (Cost $897,574)	1,059,761

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 0.9%
	Investment Company — 0.9%
9,188	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (m) (Cost $9,188)	9,188

Investment of Cash Collateral for Securities on Loan — 1.7%
	Investment Company — 1.7%
18,373	JPMorgan Prime Money Market Fund, Capital Shares, 0.120% (b) (l) (Cost $18,373)	18,373

	Total Investments — 102.3% (Cost $925,135)	1,087,322
	Liabilities in Excess of Other Assets — (2.3)%	(24,866)

	NET ASSETS — 100.0%	$1,062,456

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	23

JPMorgan Mid Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.4%
	Consumer Discretionary — 17.5%
	Automobiles — 1.5%
103	Harley-Davidson, Inc.	4,005

	Distributors — 1.5%
63	Genuine Parts Co.	3,883

	Hotels, Restaurants & Leisure — 5.1%
70	Cracker Barrel Old Country Store, Inc.	3,519
96	Papa John’s International, Inc. (a)	3,619
172	Penn National Gaming, Inc. (a)	6,531

		13,669

	Household Durables — 2.8%
247	Jarden Corp.	7,384

	Multiline Retail — 1.6%
86	Nordstrom, Inc.	4,263

	Specialty Retail — 5.0%
253	American Eagle Outfitters, Inc.	3,875
240	Chico’s FAS, Inc.	2,671
94	Dick’s Sporting Goods, Inc.	3,474
84	Williams-Sonoma, Inc.	3,246

		13,266

	Total Consumer Discretionary	46,470

	Consumer Staples — 1.4%
	Food & Staples Retailing — 1.4%
112	Walgreen Co.	3,688

	Energy — 7.7%
	Energy Equipment & Services — 2.8%
211	Patterson-UTI Energy, Inc.	4,208
64	Tidewater, Inc.	3,171

		7,379

	Oil, Gas & Consumable Fuels — 4.9%
75	Cimarex Energy Co.	4,646
137	Devon Energy Corp.	8,499

		13,145

	Total Energy	20,524

	Financials — 18.1%
	Capital Markets — 6.0%
21	BlackRock, Inc.	3,654
323	Calamos Asset Management, Inc., Class A	4,041
115	Epoch Holding Corp.	2,568
236	Janus Capital Group, Inc.	1,492
264	TD Ameritrade Holding Corp.	4,126

		15,881

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — 3.5%
432	Associated Banc-Corp.	4,829
151	First Republic Bank (a)	4,614

		9,443

	Insurance — 3.9%
83	Chubb Corp. (The)	5,735
57	ProAssurance Corp.	4,544

		10,279

	Real Estate Investment Trusts (REITs) — 4.7%
72	Mid-America Apartment Communities, Inc.	4,508
155	National Retail Properties, Inc.	4,091
231	RLJ Lodging Trust	3,896

		12,495

	Total Financials	48,098

	Health Care — 8.5%
	Health Care Equipment & Supplies — 1.7%
57	IDEXX Laboratories, Inc. (a)	4,416

	Health Care Providers & Services — 6.8%
147	Coventry Health Care, Inc. (a)	4,456
59	Laboratory Corp. of America Holdings (a)	5,093
171	UnitedHealth Group, Inc.	8,650

		18,199

	Total Health Care	22,615

	Industrials — 16.2%
	Aerospace & Defense — 1.6%
46	TransDigm Group, Inc. (a)	4,380

	Commercial Services & Supplies — 2.4%
194	Waste Connections, Inc.	6,419

	Electrical Equipment — 1.3%
70	Regal-Beloit Corp.	3,576

	Machinery — 7.3%
42	Cummins, Inc.	3,732
83	Dover Corp.	4,795
74	Eaton Corp.	3,242
45	Joy Global, Inc.	3,336
69	Toro Co. (The)	4,178

		19,283

	Road & Rail — 2.1%
77	Norfolk Southern Corp.	5,585

	Trading Companies & Distributors — 1.5%
21	W.W. Grainger, Inc.	3,912

	Total Industrials	43,155

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Information Technology — 9.8%
	Computers & Peripherals — 1.4%
101	NetApp, Inc. (a)	3,657

	Electronic Equipment, Instruments & Components — 1.7%
76	Anixter International, Inc. (a)	4,512

	Semiconductors & Semiconductor Equipment — 3.3%
281	Intersil Corp., Class A	2,929
105	Linear Technology Corp.	3,157
191	Marvell Technology Group Ltd., (Bermuda) (a)	2,646

		8,732

	Software — 3.4%
93	MICROS Systems, Inc. (a)	4,327
107	Solera Holdings, Inc.	4,756

		9,083

	Total Information Technology	25,984

	Materials — 9.6%
	Chemicals — 3.3%
64	Airgas, Inc.	4,986
82	Scotts Miracle-Gro Co. (The), Class A	3,817

		8,803

	Containers & Packaging — 4.5%
145	Crown Holdings, Inc. (a)	4,875
184	Silgan Holdings, Inc.	7,104

		11,979

	Metals & Mining — 1.8%
101	Reliance Steel & Aluminum Co.	4,924

	Total Materials	25,706

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 7.6%
	Electric Utilities — 1.5%
86	Southern Co. (The)	3,960

	Gas Utilities — 1.2%
68	Northwest Natural Gas Co.	3,249

	Multi-Utilities — 4.9%
204	CMS Energy Corp.	4,502
104	NorthWestern Corp.	3,737
137	Wisconsin Energy Corp.	4,802

		13,041

	Total Utilities	20,250

	Total Common Stocks (Cost $257,941)	256,490

Short-Term Investment — 6.0%
	Investment Company — 6.0%
16,041	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (m) (Cost $16,041)	16,041

	Total Investments — 102.4% (Cost $273,982)	272,531
	Liabilities in Excess of Other Assets — (2.4)%	(6,407)

	NET ASSETS — 100.0%	$266,124

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	25

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.0%
	Consumer Discretionary — 18.8%
	Auto Components — 0.7%
64	BorgWarner, Inc. (a)	4,086

	Automobiles — 1.1%
116	Harley-Davidson, Inc.	4,521
52	Tesla Motors, Inc. (a)	1,485

		6,006

	Distributors — 0.5%
47	Genuine Parts Co.	2,869

	Diversified Consumer Services — 0.3%
48	Sotheby’s	1,378

	Hotels, Restaurants & Leisure — 4.0%
68	Darden Restaurants, Inc.	3,093
213	International Game Technology	3,668
259	Marriott International, Inc., Class A	7,549
139	Royal Caribbean Cruises Ltd.	3,440
21	Wynn Resorts Ltd.	2,365
47	Yum! Brands, Inc.	2,785

		22,900

	Household Durables — 1.6%
53	Jarden Corp.	1,569
36	Mohawk Industries, Inc. (a)	2,124
36	Tempur-Pedic International, Inc. (a)	1,891
161	Toll Brothers, Inc. (a)	3,292

		8,876

	Internet & Catalog Retail — 0.6%
42	Expedia, Inc.	1,207
16	NetFlix, Inc. (a)	1,088
42	TripAdvisor, Inc. (a)	1,049

		3,344

	Media — 2.5%
20	AMC Networks, Inc., Class A (a)	769
56	Cablevision Systems Corp., Class A	799
110	CBS Corp. (Non-Voting), Class B	2,975
102	Clear Channel Outdoor Holdings, Inc., Class A (a)	1,285
86	DISH Network Corp., Class A	2,438
120	Gannett Co., Inc.	1,599
2,156	Sirius XM Radio, Inc. (a)	3,924
2	Washington Post Co. (The), Class B	661

		14,450

	Multiline Retail — 0.9%
40	Family Dollar Stores, Inc.	2,289
62	Kohl’s Corp.	3,045

		5,334

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — 4.1%
25	Abercrombie & Fitch Co., Class A	1,221
10	AutoZone, Inc. (a)	3,120
46	Bed Bath & Beyond, Inc. (a)	2,690
48	Dick’s Sporting Goods, Inc.	1,785
128	Gap, Inc. (The)	2,382
36	PetSmart, Inc.	1,841
158	Sally Beauty Holdings, Inc. (a)	3,338
31	Tiffany & Co.	2,021
62	TJX Cos., Inc.	3,970
26	Williams-Sonoma, Inc.	989

		23,357

	Textiles, Apparel & Luxury Goods — 2.5%
48	Coach, Inc.	2,918
29	Deckers Outdoor Corp. (a)	2,177
25	Fossil, Inc. (a)	1,968
48	Lululemon Athletica, Inc., (Canada) (a)	2,221
81	Michael Kors Holdings Ltd., (Hong Kong) (a)	2,207
37	PVH Corp.	2,608

		14,099

	Total Consumer Discretionary	106,699

	Consumer Staples — 3.6%
	Beverages — 1.2%
77	Beam, Inc.	3,940
17	Brown-Forman Corp., Class B	1,367
42	Dr. Pepper Snapple Group, Inc.	1,666

		6,973

	Food Products — 2.0%
37	Diamond Foods, Inc.	1,187
29	Green Mountain Coffee Roasters, Inc. (a)	1,278
33	Hershey Co. (The)	2,045
39	JM Smucker Co. (The)	3,041
42	Ralcorp Holdings, Inc. (a)	3,617

		11,168

	Household Products — 0.4%
33	Energizer Holdings, Inc. (a)	2,549

	Total Consumer Staples	20,690

	Energy — 7.6%
	Energy Equipment & Services — 2.0%
117	Cameron International Corp. (a)	5,758
14	CARBO Ceramics, Inc.	1,763
31	Core Laboratories N.V., (Netherlands)	3,578

		11,099

	Oil, Gas & Consumable Fuels — 5.6%
66	Concho Resources, Inc. (a)	6,225

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Oil, Gas & Consumable Fuels — Continued
41	CVR Energy, Inc. (a)	762
58	Devon Energy Corp.	3,609
105	Energen Corp.	5,265
39	EQT Corp.	2,115
46	Laredo Petroleum Holdings, Inc. (a)	1,028
108	Newfield Exploration Co. (a)	4,056
52	Range Resources Corp.	3,227
41	Teekay Corp., (Canada)	1,098
141	Williams Cos., Inc. (The)	4,643

		32,028

	Total Energy	43,127

	Financials — 15.1%
	Capital Markets — 3.8%
92	Ameriprise Financial, Inc.	4,582
175	Blackstone Group LP (The)	2,448
140	Invesco Ltd.	2,807
94	Lazard Ltd., (Bermuda), Class A	2,452
37	Northern Trust Corp.	1,471
91	Och-Ziff Capital Management Group LLC, Class A	763
125	T. Rowe Price Group, Inc.	7,104

		21,627

	Commercial Banks — 3.4%
58	BancorpSouth, Inc.	635
55	BOK Financial Corp. (c)	3,010
55	City National Corp.	2,417
44	Cullen/Frost Bankers, Inc.	2,344
235	Fifth Third Bancorp	2,994
176	Huntington Bancshares, Inc.	968
46	M&T Bank Corp.	3,481
127	SunTrust Banks, Inc.	2,242
80	Zions Bancorp	1,304

		19,395

	Diversified Financial Services — 0.5%
90	Moody’s Corp.	3,018

	Insurance — 4.8%
22	Arch Capital Group Ltd., (Bermuda) (a)	834
39	Chubb Corp. (The)	2,672
133	Loews Corp.	4,996
108	Marsh & McLennan Cos., Inc.	3,409
218	Old Republic International Corp.	2,021
97	OneBeacon Insurance Group Ltd., Class A	1,497
32	Torchmark Corp.	1,374
61	Transatlantic Holdings, Inc.	3,311

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — Continued
120	W.R. Berkley Corp.	4,137
152	XL Group plc, (Ireland)	2,995

		27,246

	Real Estate Investment Trusts (REITs) — 1.6%
55	HCP, Inc.	2,287
85	ProLogis, Inc.	2,427
60	Regency Centers Corp.	2,265
30	Vornado Realty Trust	2,279

		9,258

	Real Estate Management & Development — 0.4%
137	Brookfield Office Properties, Inc.	2,140

	Thrifts & Mortgage Finance — 0.6%
88	Capitol Federal Financial, Inc.	1,013
192	People’s United Financial, Inc.	2,462

		3,475

	Total Financials	86,159

	Health Care — 10.1%
	Biotechnology — 0.9%
49	Alexion Pharmaceuticals, Inc. (a)	3,525
44	Vertex Pharmaceuticals, Inc. (a)	1,461

		4,986

	Health Care Equipment & Supplies — 1.4%
35	Becton, Dickinson & Co.	2,623
58	Sirona Dental Systems, Inc. (a)	2,541
86	Thoratec Corp. (a)	2,876

		8,040

	Health Care Providers & Services — 5.1%
92	AmerisourceBergen Corp.	3,418
207	Brookdale Senior Living, Inc. (a)	3,600
34	Cigna Corp.	1,407
156	Coventry Health Care, Inc. (a)	4,733
57	HCA Holdings, Inc. (a)	1,260
90	Humana, Inc.	7,855
270	Lincare Holdings, Inc.	6,939

		29,212

	Life Sciences Tools & Services — 1.1%
94	Agilent Technologies, Inc. (a)	3,294
118	Bruker Corp. (a)	1,467
37	Illumina, Inc. (a)	1,133

		5,894

	Pharmaceuticals — 1.6%
31	Perrigo Co.	3,017

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	27

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Pharmaceuticals — Continued
134	Valeant Pharmaceuticals International, Inc., (Canada) (a) (c)	6,233

		9,250

	Total Health Care	57,382

	Industrials — 14.9%
	Aerospace & Defense — 1.5%
36	Alliant Techsystems, Inc.	2,029
8	Goodrich Corp.	977
24	L-3 Communications Holdings, Inc.	1,620
40	TransDigm Group, Inc. (a)	3,866

		8,492

	Building Products — 0.8%
72	Armstrong World Industries, Inc. (a)	3,172
94	Fortune Brands Home & Security, Inc. (a)	1,596

		4,768

	Commercial Services & Supplies — 1.6%
207	Republic Services, Inc.	5,698
44	Stericycle, Inc. (a)	3,417

		9,115

	Electrical Equipment — 2.6%
71	AMETEK, Inc.	2,989
104	Cooper Industries plc	5,610
57	Regal-Beloit Corp.	2,895
36	Roper Industries, Inc.	3,165

		14,659

	Industrial Conglomerates — 1.2%
153	Carlisle Cos., Inc.	6,768

	Machinery — 3.6%
49	AGCO Corp. (a)	2,110
31	Cummins, Inc.	2,730
104	Pall Corp.	5,955
32	Parker Hannifin Corp.	2,417
57	Snap-on, Inc.	2,865
64	Wabtec Corp.	4,447

		20,524

	Professional Services — 0.6%
41	IHS, Inc., Class A (a)	3,490

	Road & Rail — 0.9%
150	Avis Budget Group, Inc. (a)	1,611
74	J.B. Hunt Transport Services, Inc.	3,335

		4,946

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — 2.1%
133	Air Lease Corp. (a)	3,146
33	MSC Industrial Direct Co., Inc., Class A	2,333
35	W.W. Grainger, Inc.	6,626

		12,105

	Total Industrials	84,867

	Information Technology — 15.7%
	Communications Equipment — 1.5%
96	Aruba Networks, Inc. (a)	1,783
38	F5 Networks, Inc. (a)	4,011
169	Polycom, Inc. (a)	2,747

		8,541

	Computers & Peripherals — 0.4%
65	NetApp, Inc. (a)	2,339

	Electronic Equipment, Instruments & Components — 2.2%
76	Amphenol Corp., Class A	3,445
78	Arrow Electronics, Inc. (a)	2,911
197	TE Connectivity Ltd., (Switzerland)	6,054

		12,410

	Internet Software & Services — 0.7%
36	OpenTable, Inc. (a)	1,393
55	Rackspace Hosting, Inc. (a)	2,383

		3,776

	IT Services — 2.6%
52	Alliance Data Systems Corp. (a)	5,431
88	CGI Group, Inc., (Canada), Class A (a)	1,659
75	FleetCor Technologies, Inc. (a)	2,252
103	Jack Henry & Associates, Inc.	3,448
64	VeriFone Systems, Inc. (a)	2,277

		15,067

	Office Electronics — 0.3%
50	Zebra Technologies Corp., Class A (a)	1,789

	Semiconductors & Semiconductor Equipment — 3.2%
83	Analog Devices, Inc.	2,963
105	Avago Technologies Ltd., (Singapore)	3,039
159	Freescale Semiconductor Holdings I Ltd. (a)	2,009
68	KLA-Tencor Corp.	3,276
94	Microchip Technology, Inc. (c)	3,440
116	Xilinx, Inc.	3,725

		18,452

	Software — 4.8%
55	Citrix Systems, Inc. (a)	3,309
41	Concur Technologies, Inc. (a)	2,083

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Software — Continued
25	FactSet Research Systems, Inc.	2,173
106	Fortinet, Inc. (a)	2,303
61	MICROS Systems, Inc. (a)	2,846
145	Nuance Communications, Inc. (a)	3,651
81	Red Hat, Inc. (a)	3,353
17	Salesforce.com, Inc. (a)	1,755
111	Synopsys, Inc. (a)	3,008
56	TIBCO Software, Inc. (a)	1,332
151	Zynga, Inc., Class A (a)	1,423

		27,236

	Total Information Technology	89,610

	Materials — 5.5%
	Chemicals — 3.5%
32	Airgas, Inc.	2,460
56	Albemarle Corp.	2,891
57	FMC Corp.	4,904
76	Sherwin-Williams Co. (The)	6,794
47	Sigma-Aldrich Corp.	2,954

		20,003

	Containers & Packaging — 2.0%
120	Ball Corp.	4,271
39	Greif, Inc., Class A	1,790
42	Rock-Tenn Co., Class A	2,441
77	Silgan Holdings, Inc.	2,966

		11,468

	Total Materials	31,471

	Telecommunication Services — 0.7%
	Diversified Telecommunication Services — 0.4%
54	CenturyLink, Inc.	2,024

	Wireless Telecommunication Services — 0.3%
71	Telephone & Data Systems, Inc.	1,700

	Total Telecommunication Services	3,724

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 6.0%
	Electric Utilities — 1.5%
44	Northeast Utilities	1,594
175	NV Energy, Inc.	2,853
133	Westar Energy, Inc.	3,839

		8,286

	Gas Utilities — 0.7%
47	ONEOK, Inc.	4,066

	Multi-Utilities — 3.8%
87	CenterPoint Energy, Inc.	1,750
224	CMS Energy Corp.	4,948
68	NSTAR	3,198
64	Sempra Energy	3,515
107	Wisconsin Energy Corp.	3,737
163	Xcel Energy, Inc.	4,516

		21,664

	Total Utilities	34,016

	Total Common Stocks (Cost $478,062)	557,745

Short-Term Investment — 1.9%
	Investment Company — 1.9%
10,685	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (m) (Cost $10,685)	10,685

Investment of Cash Collateral for Securities on Loan — 1.0%
	Investment Company — 1.0%
5,493	JPMorgan Prime Money Market Fund, Capital Shares, 0.120% (b) (l) (Cost $5,493)	5,493

	Total Investments — 100.9% (Cost $494,240)	573,923
	Liabilities in Excess of Other Assets — (0.9)%	(4,959)

	NET ASSETS — 100.0%	$568,964

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	29

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 99.3%
	Consumer Discretionary — 18.7%
	Auto Components — 1.5%
317	BorgWarner, Inc. (a)	20,199

	Automobiles — 2.1%
576	Harley-Davidson, Inc.	22,374
257	Tesla Motors, Inc. (a)	7,328

		29,702

	Diversified Consumer Services — 0.5%
239	Sotheby’s	6,805

	Hotels, Restaurants & Leisure — 4.5%
1,055	International Game Technology	18,145
679	Marriott International, Inc., Class A	19,812
497	Royal Caribbean Cruises Ltd.	12,313
106	Wynn Resorts Ltd.	11,701

		61,971

	Household Durables — 1.9%
178	Tempur-Pedic International, Inc. (a)	9,329
797	Toll Brothers, Inc. (a)	16,281

		25,610

	Internet & Catalog Retail — 0.4%
77	NetFlix, Inc. (a)	5,349

	Media — 1.4%
10,666	Sirius XM Radio, Inc. (a)	19,411

	Specialty Retail — 2.3%
124	Abercrombie & Fitch Co., Class A	6,042
239	Dick’s Sporting Goods, Inc.	8,822
792	Sally Beauty Holdings, Inc. (a)	16,724

		31,588

	Textiles, Apparel & Luxury Goods — 4.1%
236	Coach, Inc.	14,430
142	Deckers Outdoor Corp. (a)	10,746
122	Fossil, Inc. (a)	9,706
235	Lululemon Athletica, Inc., (Canada) (a)	10,974
408	Michael Kors Holdings Ltd., (Hong Kong) (a)	11,107

		56,963

	Total Consumer Discretionary	257,598

	Consumer Staples — 0.9%
	Food Products — 0.9%
184	Diamond Foods, Inc.	5,934
141	Green Mountain Coffee Roasters, Inc. (a)	6,315

	Total Consumer Staples	12,249

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 8.6%
	Energy Equipment & Services — 4.0%
580	Cameron International Corp. (a)	28,509
71	CARBO Ceramics, Inc.	8,732
156	Core Laboratories N.V., (Netherlands)	17,719

		54,960

	Oil, Gas & Consumable Fuels — 4.6%
329	Concho Resources, Inc. (a)	30,806
231	Laredo Petroleum Holdings, Inc. (a)	5,140
303	Newfield Exploration Co. (a)	11,436
258	Range Resources Corp.	15,950

		63,332

	Total Energy	118,292

	Financials — 6.7%
	Capital Markets — 3.6%
863	Blackstone Group LP (The)	12,096
464	Lazard Ltd., (Bermuda), Class A	12,112
743	Och-Ziff Capital Management Group LLC, Class A	6,253
349	T. Rowe Price Group, Inc.	19,895

		50,356

	Commercial Banks — 1.1%
271	BOK Financial Corp.	14,875

	Diversified Financial Services — 1.1%
443	Moody’s Corp.	14,927

	Real Estate Investment Trusts (REITs) — 0.9%
419	ProLogis, Inc.	11,991

	Total Financials	92,149

	Health Care — 14.2%
	Biotechnology — 1.8%
244	Alexion Pharmaceuticals, Inc. (a)	17,439
222	Vertex Pharmaceuticals, Inc. (a)	7,359

		24,798

	Health Care Equipment & Supplies — 2.0%
285	Sirona Dental Systems, Inc. (a)	12,552
423	Thoratec Corp. (a)	14,209

		26,761

	Health Care Providers & Services — 5.0%
1,024	Brookdale Senior Living, Inc. (a)	17,798
435	Coventry Health Care, Inc. (a)	13,202
268	Humana, Inc.	23,446
583	Lincare Holdings, Inc.	14,984

		69,430

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Life Sciences Tools & Services — 2.1%
466	Agilent Technologies, Inc. (a)	16,293
582	Bruker Corp. (a)	7,232
183	Illumina, Inc. (a)	5,581

		29,106

	Pharmaceuticals — 3.3%
154	Perrigo Co.	14,936
661	Valeant Pharmaceuticals International, Inc., (Canada) (a)	30,848

		45,784

	Total Health Care	195,879

	Industrials — 21.2%
	Aerospace & Defense — 1.7%
39	Goodrich Corp.	4,824
200	TransDigm Group, Inc. (a)	19,127

		23,951

	Building Products — 1.1%
357	Armstrong World Industries, Inc. (a)	15,679

	Commercial Services & Supplies — 1.2%
217	Stericycle, Inc. (a)	16,898

	Electrical Equipment — 2.1%
236	Cooper Industries plc	12,796
180	Roper Industries, Inc.	15,640

		28,436

	Industrial Conglomerates — 1.3%
423	Carlisle Cos., Inc.	18,726

	Machinery — 6.4%
243	AGCO Corp. (a)	10,429
153	Cummins, Inc.	13,498
522	Pall Corp.	29,832
157	Parker Hannifin Corp.	11,964
315	Wabtec Corp.	22,000

		87,723

	Professional Services — 1.3%
203	IHS, Inc., Class A (a)	17,473

	Road & Rail — 1.8%
742	Avis Budget Group, Inc. (a)	7,955
366	J.B. Hunt Transport Services, Inc.	16,496

		24,451

	Trading Companies & Distributors — 4.3%
656	Air Lease Corp. (a) (c)	15,561
162	MSC Industrial Direct Co., Inc., Class A	11,555

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — Continued
176	W.W. Grainger, Inc.	32,852

		59,968

	Total Industrials	293,305

	Information Technology — 25.3%
	Communications Equipment — 3.1%
482	Aruba Networks, Inc. (a)	8,919
187	F5 Networks, Inc. (a)	19,866
833	Polycom, Inc. (a)	13,576

		42,361

	Computers & Peripherals — 0.8%
319	NetApp, Inc. (a)	11,563

	Electronic Equipment, Instruments & Components — 1.1%
474	TE Connectivity Ltd., (Switzerland)	14,592

	Internet Software & Services — 1.3%
176	OpenTable, Inc. (a)	6,871
274	Rackspace Hosting, Inc. (a)	11,768

		18,639

	IT Services — 4.2%
259	Alliance Data Systems Corp. (a) (c)	26,884
434	CGI Group, Inc., (Canada), Class A (a)	8,181
372	FleetCor Technologies, Inc. (a)	11,121
317	VeriFone Systems, Inc. (a)	11,249

		57,435

	Office Electronics — 0.6%
247	Zebra Technologies Corp., Class A (a)	8,834

	Semiconductors & Semiconductor Equipment — 5.5%
521	Avago Technologies Ltd., (Singapore)	15,033
784	Freescale Semiconductor Holdings I Ltd. (a)	9,923
336	KLA-Tencor Corp.	16,202
464	Microchip Technology, Inc. (c)	17,007
575	Xilinx, Inc.	18,425

		76,590

	Software — 8.7%
270	Citrix Systems, Inc. (a)	16,364
203	Concur Technologies, Inc. (a)	10,290
123	FactSet Research Systems, Inc.	10,744
522	Fortinet, Inc. (a)	11,385
302	MICROS Systems, Inc. (a)	14,072
718	Nuance Communications, Inc. (a)	18,052
402	Red Hat, Inc. (a)	16,595
85	Salesforce.com, Inc. (a)	8,644

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	31

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Software — Continued
277	TIBCO Software, Inc. (a)	6,628
751	Zynga, Inc., Class A (a)	7,064

		119,838

	Total Information Technology	349,852

	Materials — 3.7%
	Chemicals — 3.1%
282	FMC Corp.	24,272
206	Sherwin-Williams Co. (The)	18,416

		42,688

	Containers & Packaging — 0.6%
194	Greif, Inc., Class A	8,832

	Total Materials	51,520

	Total Common Stocks (Cost $1,195,950)	1,370,844

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 1.0%
	Investment Company — 1.0%
13,528	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (m) (Cost $13,528)	13,528

Investment of Cash Collateral for Securities on Loan — 1.0%
	Investment Company — 1.0%
13,316	JPMorgan Prime Money Market Fund, Capital Shares, 0.120% (b) (l) (Cost $13,316)	13,316

	Total Investments — 101.3% (Cost $1,222,794)	1,397,688
	Liabilities in Excess of Other Assets — (1.3)%	(17,837)

	NET ASSETS — 100.0%	$1,379,851

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.0%
	Consumer Discretionary — 18.8%
	Distributors — 1.0%
1,044	Genuine Parts Co.	63,918

	Hotels, Restaurants & Leisure — 3.6%
1,518	Darden Restaurants, Inc.	69,169
2,736	Marriott International, Inc., Class A	79,802
853	Royal Caribbean Cruises Ltd.	21,123
1,066	Yum! Brands, Inc.	62,929

		233,023

	Household Durables — 1.3%
1,186	Jarden Corp.	35,451
800	Mohawk Industries, Inc. (a)	47,863

		83,314

	Internet & Catalog Retail — 0.8%
933	Expedia, Inc.	27,064
933	TripAdvisor, Inc. (a)	23,510

		50,574

	Media — 3.6%
457	AMC Networks, Inc., Class A (a)	17,164
1,258	Cablevision Systems Corp., Class A	17,889
2,459	CBS Corp. (Non-Voting), Class B	66,726
2,286	Clear Channel Outdoor Holdings, Inc., Class A (a)	28,695
1,912	DISH Network Corp., Class A	54,461
2,850	Gannett Co., Inc.	38,106
39	Washington Post Co. (The), Class B (c)	14,854

		237,895

	Multiline Retail — 1.8%
886	Family Dollar Stores, Inc.	51,088
1,383	Kohl’s Corp.	68,263

		119,351

	Specialty Retail — 5.8%
214	AutoZone, Inc. (a)	69,413
1,033	Bed Bath & Beyond, Inc. (a)	59,903
2,861	Gap, Inc. (The)	53,067
805	PetSmart, Inc.	41,268
689	Tiffany & Co.	45,630
1,370	TJX Cos., Inc.	88,404
585	Williams-Sonoma, Inc.	22,541

		380,226

	Textiles, Apparel & Luxury Goods — 0.9%
836	PVH Corp.	58,908

	Total Consumer Discretionary	1,227,209

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 6.3%
	Beverages — 2.4%
1,754	Beam, Inc.	89,871
378	Brown-Forman Corp., Class B	30,465
953	Dr. Pepper Snapple Group, Inc.	37,634

		157,970

	Food Products — 3.0%
737	Hershey Co. (The)	45,534
888	JM Smucker Co. (The)	69,399
945	Ralcorp Holdings, Inc. (a)	80,788

		195,721

	Household Products — 0.9%
738	Energizer Holdings, Inc. (a)	57,193

	Total Consumer Staples	410,884

	Energy — 6.6%
	Oil, Gas & Consumable Fuels — 6.6%
915	CVR Energy, Inc. (a)	17,132
1,305	Devon Energy Corp.	80,937
2,365	Energen Corp.	118,270
873	EQT Corp.	47,857
1,044	Newfield Exploration Co. (a)	39,409
935	Teekay Corp., (Canada)	24,991
3,157	Williams Cos., Inc. (The)	104,247

	Total Energy	432,843

	Financials — 23.4%
	Capital Markets — 4.1%
2,063	Ameriprise Financial, Inc.	102,402
3,129	Invesco Ltd.	62,852
829	Northern Trust Corp.	32,886
1,212	T. Rowe Price Group, Inc.	69,045

		267,185

	Commercial Banks — 5.6%
1,277	BancorpSouth, Inc. (c)	14,068
1,235	City National Corp.	54,571
1,000	Cullen/Frost Bankers, Inc.	52,910
5,276	Fifth Third Bancorp	67,116
3,929	Huntington Bancshares, Inc.	21,569
1,022	M&T Bank Corp.	78,053
2,859	SunTrust Banks, Inc.	50,600
1,790	Zions Bancorp	29,143

		368,030

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	33

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Insurance — 9.4%
513	Arch Capital Group Ltd., (Bermuda) (a)	19,085
865	Chubb Corp. (The)	59,845
3,030	Loews Corp.	114,087
2,462	Marsh & McLennan Cos., Inc.	77,862
4,884	Old Republic International Corp.	45,279
2,173	OneBeacon Insurance Group Ltd., Class A	33,447
707	Torchmark Corp.	30,696
1,381	Transatlantic Holdings, Inc.	75,584
2,700	W.R. Berkley Corp.	92,863
3,399	XL Group plc, (Ireland)	67,207

		615,955

	Real Estate Investment Trusts (REITs) — 2.4%
1,236	HCP, Inc.	51,208
1,350	Regency Centers Corp.	50,768
664	Vornado Realty Trust	51,023

		152,999

	Real Estate Management & Development — 0.7%
3,056	Brookfield Office Properties, Inc.	47,789

	Thrifts & Mortgage Finance — 1.2%
1,983	Capitol Federal Financial, Inc.	22,880
4,294	People’s United Financial, Inc.	55,177

		78,057

	Total Financials	1,530,015

	Health Care — 6.2%
	Health Care Equipment & Supplies — 0.9%
787	Becton, Dickinson & Co.	58,782

	Health Care Providers & Services — 5.3%
2,099	AmerisourceBergen Corp.	78,046
748	Cigna Corp.	31,427
1,523	Coventry Health Care, Inc. (a)	46,241
1,279	HCA Holdings, Inc. (a)	28,168
814	Humana, Inc.	71,327
3,410	Lincare Holdings, Inc.	87,680

		342,889

	Total Health Care	401,671

	Industrials — 8.8%
	Aerospace & Defense — 1.2%
795	Alliant Techsystems, Inc.	45,422
544	L-3 Communications Holdings, Inc.	36,268

		81,690

	Building Products — 0.6%
2,141	Fortune Brands Home & Security, Inc. (a)	36,459

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Services & Supplies — 2.0%
4,658	Republic Services, Inc.	128,316

	Electrical Equipment — 3.0%
1,584	AMETEK, Inc.	66,701
1,252	Cooper Industries plc	67,811
1,268	Regal-Beloit Corp.	64,639

		199,151

	Industrial Conglomerates — 1.0%
1,515	Carlisle Cos., Inc.	67,113

	Machinery — 1.0%
1,270	Snap-on, Inc.	64,303

	Total Industrials	577,032

	Information Technology — 6.5%
	Electronic Equipment, Instruments & Components — 3.3%
1,695	Amphenol Corp., Class A	76,940
1,745	Arrow Electronics, Inc. (a)	65,279
2,247	TE Connectivity Ltd., (Switzerland)	69,241

		211,460

	IT Services — 1.2%
2,301	Jack Henry & Associates, Inc.	77,333

	Semiconductors & Semiconductor Equipment — 1.0%
1,851	Analog Devices, Inc.	66,213

	Software — 1.0%
2,481	Synopsys, Inc. (a)	67,481

	Total Information Technology	422,487

	Materials — 7.3%
	Chemicals — 4.0%
711	Airgas, Inc.	55,498
1,269	Albemarle Corp.	65,387
787	Sherwin-Williams Co. (The)	70,263
1,062	Sigma-Aldrich Corp.	66,332

		257,480

	Containers & Packaging — 3.3%
2,702	Ball Corp.	96,479
948	Rock-Tenn Co., Class A	54,717
1,721	Silgan Holdings, Inc.	66,509

		217,705

	Total Materials	475,185

	Telecommunication Services — 1.4%
	Diversified Telecommunication Services — 0.7%
1,242	CenturyLink, Inc.	46,184

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Wireless Telecommunication Services — 0.7%
1,967	Telephone & Data Systems, Inc.	46,826

	Total Telecommunication Services	93,010

	Utilities — 11.7%
	Electric Utilities — 2.9%
989	Northeast Utilities	35,669
3,938	NV Energy, Inc.	64,380
2,994	Westar Energy, Inc.	86,176

		186,225

	Gas Utilities — 1.4%
1,059	ONEOK, Inc.	91,839

	Multi-Utilities — 7.4%
1,944	CenterPoint Energy, Inc.	39,053
5,032	CMS Energy Corp.	111,112
1,527	NSTAR	71,722
1,444	Sempra Energy	79,419
2,399	Wisconsin Energy Corp.	83,866
3,668	Xcel Energy, Inc.	101,373

		486,545

	Total Utilities	764,609

	Total Common Stocks (Cost $5,160,356)	6,334,945

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 2.8%
	Investment Company — 2.8%
184,921	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (m) (Cost $184,921)	184,921

Investment of Cash Collateral for Securities on Loan — 0.1%
	Investment Company — 0.1%
4,075	JPMorgan Prime Money Market Fund, Capital Shares, 0.120% (b) (l) (Cost $4,075)	4,075

	Total Investments — 99.9% (Cost $5,349,352)	6,523,941
	Other Assets in Excess of Liabilities — 0.1%	5,894

	NET ASSETS — 100.0%	$6,529,835

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	35

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — 99.7% (j)
		Common Stocks — 92.2%
		Consumer Discretionary — 16.8%
		Auto Components — 1.7%
25		Autoliv, Inc., (Sweden)	1,358
16		BorgWarner, Inc. (a)	1,043
78		Dana Holding Corp. (a)	947
83		Goodyear Tire & Rubber Co. (The) (a)	1,177
35		Lear Corp.	1,385
32		Tenneco, Inc. (a)	964
43		TRW Automotive Holdings Corp. (a)	1,395

			8,269

		Automobiles — 0.8%
136		Ford Motor Co. (a)	1,468
45		General Motors Co. (a)	914
41		Harley-Davidson, Inc.	1,582

			3,964

		Diversified Consumer Services — 2.1%
42		Apollo Group, Inc., Class A (a)	2,254
54		Bridgepoint Education, Inc. (a)	1,252
23		Career Education Corp. (a)	180
41		Coinstar, Inc. (a)	1,872
29		ITT Educational Services, Inc. (a)	1,659
17		Strayer Education, Inc.	1,682
25		Weight Watchers International, Inc.	1,397

			10,296

		Hotels, Restaurants & Leisure — 2.4%
39		Bally Technologies, Inc. (a)	1,545
82		Brinker International, Inc.	2,199
21		Cracker Barrel Old Country Store, Inc.	1,067
—	(h)	Marriott International, Inc., Class A	12
41		Penn National Gaming, Inc. (a)	1,561
306		Wendy’s Co. (The)	1,642
53		Wyndham Worldwide Corp.	1,993
13		Wynn Resorts Ltd.	1,458

			11,477

		Household Durables — 0.5%
13		Harman International Industries, Inc.	487
22		Tempur-Pedic International, Inc. (a)	1,158
18		Tupperware Brands Corp.	998

			2,643

		Internet & Catalog Retail — 0.9%
5		Amazon.com, Inc. (a)	869
36		Expedia, Inc.	1,036
7		NetFlix, Inc. (a)	477

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet & Catalog Retail — Continued
2	priceline.com, Inc. (a)	986
36	TripAdvisor, Inc. (a)	900

		4,268

	Leisure Equipment & Products — 0.3%
26	Polaris Industries, Inc.	1,454

	Media — 2.1%
75	Cablevision Systems Corp., Class A	1,060
23	CBS Corp. (Non-Voting), Class B	611
11	Comcast Corp., Class A	262
71	DISH Network Corp., Class A	2,033
56	Gannett Co., Inc.	744
1	Interpublic Group of Cos., Inc. (The)	13
28	McGraw-Hill Cos., Inc. (The)	1,263
31	Omnicom Group, Inc.	1,372
28	Time Warner Cable, Inc.	1,792
28	Viacom, Inc., Class B	1,287

		10,437

	Multiline Retail — 0.9%
13	Dollar Tree, Inc. (a)	1,119
44	Macy’s, Inc.	1,423
32	Nordstrom, Inc.	1,599

		4,141

	Specialty Retail — 4.2%
20	Advance Auto Parts, Inc.	1,403
58	ANN, Inc. (a)	1,437
3	AutoZone, Inc. (a)	1,131
17	Bed Bath & Beyond, Inc. (a)	973
56	Best Buy Co., Inc.	1,298
38	Buckle, Inc. (The)	1,553
62	Finish Line, Inc. (The), Class A	1,187
72	Foot Locker, Inc.	1,721
55	GameStop Corp., Class A (a)	1,337
32	Gap, Inc. (The)	598
22	Genesco, Inc. (a)	1,363
13	Jos. A. Bank Clothiers, Inc. (a)	654
35	Limited Brands, Inc.	1,427
20	O’Reilly Automotive, Inc. (a)	1,601
66	Penske Automotive Group, Inc.	1,266
135	RadioShack Corp.	1,312
2	Ulta Salon Cosmetics & Fragrance, Inc. (a)	125

		20,386

	Textiles, Apparel & Luxury Goods — 0.9%
24	Coach, Inc.	1,435
92	Crocs, Inc. (a)	1,353

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Textiles, Apparel & Luxury Goods — Continued
1	Fossil, Inc. (a)	113
4	PVH Corp.	289
8	Ralph Lauren Corp.	1,159

		4,349

	Total Consumer Discretionary	81,684

	Consumer Staples — 6.1%
	Beverages — 1.3%
61	Coca-Cola Enterprises, Inc.	1,579
70	Constellation Brands, Inc., Class A (a)	1,448
48	Dr. Pepper Snapple Group, Inc.	1,878
26	Molson Coors Brewing Co., Class B	1,148

		6,053

	Food & Staples Retailing — 1.0%
16	Casey’s General Stores, Inc.	834
37	CVS Caremark Corp.	1,495
69	Kroger Co. (The)	1,670
818	Rite Aid Corp. (a)	1,031

		5,030

	Food Products — 2.4%
12	Archer-Daniels-Midland Co.	334
29	ConAgra Foods, Inc.	769
118	Darling International, Inc. (a)	1,567
136	Dean Foods Co. (a)	1,521
30	Diamond Foods, Inc.	954
46	Fresh Del Monte Produce, Inc.	1,151
63	Sara Lee Corp.	1,197
86	Smithfield Foods, Inc. (a)	2,090
93	Tyson Foods, Inc., Class A	1,920

		11,503

	Household Products — 0.1%
10	Clorox Co. (The)	658

	Personal Products — 0.3%
28	Herbalife Ltd., (Cayman Islands)	1,449
3	Nu Skin Enterprises, Inc., Class A	134

		1,583

	Tobacco — 1.0%
18	Lorillard, Inc.	2,008
18	Philip Morris International, Inc.	1,415
35	Universal Corp.	1,612

		5,035

	Total Consumer Staples	29,862

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 7.2%
	Energy Equipment & Services — 2.5%
28	Diamond Offshore Drilling, Inc.	1,522
34	Halliburton Co.	1,158
125	Helix Energy Solutions Group, Inc. (a)	1,974
19	Helmerich & Payne, Inc.	1,114
81	Nabors Industries Ltd., (Bermuda) (a)	1,409
9	National Oilwell Varco, Inc.	603
51	Patterson-UTI Energy, Inc.	1,025
88	RPC, Inc.	1,612
21	Superior Energy Services, Inc. (a)	586
27	Unit Corp. (a)	1,244

		12,247

	Oil, Gas & Consumable Fuels — 4.7%
19	Chevron Corp.	2,065
57	Cloud Peak Energy, Inc. (a)	1,102
24	ConocoPhillips	1,723
11	Continental Resources, Inc. (a)	718
77	CVR Energy, Inc. (a)	1,438
44	Denbury Resources, Inc. (a)	670
26	Devon Energy Corp.	1,603
24	Energen Corp.	1,223
11	Energy XXI Bermuda Ltd., (Bermuda) (a)	355
4	EOG Resources, Inc.	403
18	EQT Corp.	1,010
21	Gulfport Energy Corp. (a)	631
17	HollyFrontier Corp.	398
56	Marathon Oil Corp.	1,629
6	Northern Oil & Gas, Inc. (a)	142
2	Occidental Petroleum Corp.	204
29	Peabody Energy Corp.	951
14	Range Resources Corp.	897
80	Stone Energy Corp. (a)	2,117
41	Tesoro Corp. (a)	960
22	Valero Energy Corp.	464
83	W&T Offshore, Inc.	1,751
29	Western Refining, Inc. (a)	383

		22,837

	Total Energy	35,084

	Financials — 12.3%
	Capital Markets — 2.3%
34	Ameriprise Financial, Inc.	1,712
40	Apollo Investment Corp.	259
108	Ares Capital Corp.	1,672
57	Bank of New York Mellon Corp. (The)	1,139

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	37

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Capital Markets — Continued
67	Eaton Vance Corp.	1,584
29	Federated Investors, Inc., Class B	432
8	Franklin Resources, Inc.	761
122	Knight Capital Group, Inc., Class A (a)	1,438
91	Prospect Capital Corp.	843
34	State Street Corp.	1,350

		11,190

	Commercial Banks — 2.1%
11	Bank of Hawaii Corp.	506
4	Commerce Bancshares, Inc.	134
90	East West Bancorp, Inc.	1,779
31	Fifth Third Bancorp	392
112	Fulton Financial Corp.	1,094
287	Huntington Bancshares, Inc.	1,578
24	PNC Financial Services Group, Inc.	1,388
59	U.S. Bancorp	1,586
70	Wells Fargo & Co.	1,935

		10,392

	Consumer Finance — 1.2%
32	Capital One Financial Corp.	1,356
6	Cash America International, Inc.	263
65	Discover Financial Services	1,551
33	Ezcorp, Inc., Class A (a)	882
13	First Cash Financial Services, Inc. (a)	458
92	SLM Corp.	1,232

		5,742

	Diversified Financial Services — 0.6%
48	Citigroup, Inc.	1,257
13	Moody’s Corp.	423
51	NASDAQ OMX Group, Inc. (The) (a)	1,246

		2,926

	Insurance — 5.5%
26	ACE Ltd., (Switzerland)	1,826
38	Aflac, Inc.	1,631
19	Allied World Assurance Co. Holdings AG, (Switzerland)	1,175
44	American Financial Group, Inc.	1,622
54	Assurant, Inc.	2,206
131	Assured Guaranty Ltd., (Bermuda)	1,718
283	CNO Financial Group, Inc. (a)	1,785
45	Delphi Financial Group, Inc., Class A	2,009
85	Hartford Financial Services Group, Inc.	1,387
92	Lincoln National Corp.	1,789
35	MetLife, Inc.	1,096

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — Continued
45	Principal Financial Group, Inc.	1,117
10	ProAssurance Corp.	777
67	Protective Life Corp.	1,515
24	Prudential Financial, Inc.	1,194
28	Reinsurance Group of America, Inc.	1,469
30	Torchmark Corp.	1,294
52	Unum Group	1,096

		26,706

	Real Estate Investment Trusts (REITs) — 0.4%
10	Mid-America Apartment Communities, Inc.	645
11	Post Properties, Inc.	497
4	Simon Property Group, Inc.	522

		1,664

	Thrifts & Mortgage Finance — 0.2%
73	Ocwen Financial Corp. (a)	1,052

	Total Financials	59,672

	Health Care — 9.2%
	Biotechnology — 1.2%
9	Amgen, Inc.	571
6	Biogen Idec, Inc. (a)	689
9	Celgene Corp. (a)	600
22	Gilead Sciences, Inc. (a)	883
99	Human Genome Sciences, Inc. (a)	732
19	Incyte Corp., Ltd. (a)	291
29	InterMune, Inc. (a)	362
36	United Therapeutics Corp. (a)	1,678

		5,806

	Health Care Equipment & Supplies — 1.0%
44	Alere, Inc. (a)	1,024
14	C.R. Bard, Inc.	1,227
15	Cooper Cos., Inc. (The)	1,025
14	Teleflex, Inc.	841
15	Zimmer Holdings, Inc. (a)	821

		4,938

	Health Care Providers & Services — 3.0%
30	Aetna, Inc.	1,252
5	AmerisourceBergen Corp.	181
37	Cigna Corp.	1,535
33	Community Health Systems, Inc. (a)	579
33	HCA Holdings, Inc. (a)	730
35	Health Net, Inc. (a)	1,063
21	Humana, Inc.	1,832
61	Omnicare, Inc.	2,084

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Health Care Providers & Services — Continued
28	UnitedHealth Group, Inc.	1,419
38	WellCare Health Plans, Inc. (a)	2,000
24	WellPoint, Inc.	1,600

		14,275

	Health Care Technology — 0.2%
18	SXC Health Solutions Corp. (a)	1,035

	Life Sciences Tools & Services — 0.1%
49	Bruker Corp. (a)	614

	Pharmaceuticals — 3.7%
24	Abbott Laboratories	1,374
56	Bristol-Myers Squibb Co.	1,971
53	Eli Lilly & Co.	2,219
11	Endo Pharmaceuticals Holdings, Inc. (a)	378
48	Forest Laboratories, Inc. (a)	1,468
33	Jazz Pharmaceuticals, Inc. (a)	1,262
27	Medicis Pharmaceutical Corp., Class A	897
39	Merck & Co., Inc.	1,464
59	Pfizer, Inc.	1,271
37	Salix Pharmaceuticals Ltd. (a)	1,764
67	ViroPharma, Inc. (a)	1,848
61	Warner Chilcott plc, (Ireland), Class A (a)	923
18	Watson Pharmaceuticals, Inc. (a)	1,084

		17,923

	Total Health Care	44,591

	Industrials — 12.1%
	Aerospace & Defense — 2.0%
21	Alliant Techsystems, Inc.	1,183
22	L-3 Communications Holdings, Inc.	1,482
23	Lockheed Martin Corp.	1,857
31	Northrop Grumman Corp.	1,807
28	Raytheon Co.	1,348
83	Textron, Inc.	1,537
6	TransDigm Group, Inc. (a)	610

		9,824

	Air Freight & Logistics — 0.3%
35	Atlas Air Worldwide Holdings, Inc. (a)	1,331
2	United Parcel Service, Inc., Class B	133

		1,464

	Airlines — 0.4%
7	Copa Holdings S.A., (Panama), Class A	420
301	U.S. Airways Group, Inc. (a)	1,526

		1,946

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Services & Supplies — 0.8%
1	Brink's Co. (The)	14
22	Copart, Inc. (a)	1,060
1	Corrections Corp. of America (a)	13
30	Covanta Holding Corp.	415
16	Deluxe Corp.	368
49	Herman Miller, Inc.	896
23	R.R. Donnelley & Sons Co.	333
21	United Stationers, Inc.	679

		3,778

	Construction & Engineering — 1.6%
45	Chicago Bridge & Iron Co. N.V., (Netherlands)	1,701
57	EMCOR Group, Inc.	1,528
28	Fluor Corp.	1,403
78	Foster Wheeler AG, (Switzerland) (a)	1,491
45	URS Corp. (a)	1,589

		7,712

	Electrical Equipment — 1.1%
32	Belden, Inc.	1,069
53	EnerSys (a)	1,377
56	General Cable Corp. (a)	1,410
5	Rockwell Automation, Inc.	376
25	Thomas & Betts Corp. (a)	1,342

		5,574

	Industrial Conglomerates — 0.4%
112	General Electric Co.	2,005

	Machinery — 3.6%
40	AGCO Corp. (a)	1,718
19	Caterpillar, Inc.	1,698
42	CNH Global N.V., (Netherlands) (a)	1,520
16	Cummins, Inc.	1,447
13	Deere & Co.	983
12	Dover Corp.	709
15	Gardner Denver, Inc.	1,147
50	Ingersoll-Rand plc, (Ireland)	1,534
87	ITT Corp.	1,673
6	Kennametal, Inc.	218
36	Navistar International Corp. (a)	1,361
37	PACCAR, Inc.	1,391
14	Parker Hannifin Corp.	1,048
2	Valmont Industries, Inc.	149
25	WABCO Holdings, Inc. (a)	1,103

		17,699

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	39

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Marine — 0.3%
23	Kirby Corp. (a)	1,508

	Professional Services — 0.0% (g)
4	Corporate Executive Board Co. (The)	134

	Road & Rail — 1.3%
63	Avis Budget Group, Inc. (a)	674
53	CSX Corp.	1,119
25	J.B. Hunt Transport Services, Inc.	1,140
68	Knight Transportation, Inc.	1,071
23	Norfolk Southern Corp.	1,684
5	Union Pacific Corp.	546

		6,234

	Trading Companies & Distributors — 0.3%
43	TAL International Group, Inc.	1,246

	Total Industrials	59,124

	Information Technology — 16.4%
	Communications Equipment — 1.8%
23	Arris Group, Inc. (a)	247
88	Cisco Systems, Inc.	1,588
41	Harris Corp.	1,485
41	Motorola Solutions, Inc.	1,891
37	NETGEAR, Inc. (a)	1,247
51	Plantronics, Inc.	1,816
14	QUALCOMM, Inc.	739

		9,013

	Computers & Peripherals — 1.0%
4	Apple, Inc. (a)	1,639
108	Dell, Inc. (a)	1,581
31	Seagate Technology plc, (Ireland)	515
38	Western Digital Corp. (a)	1,190

		4,925

	Electronic Equipment, Instruments & Components — 2.4%
108	Corning, Inc.	1,405
10	FEI Co. (a)	417
242	Flextronics International Ltd., (Singapore) (a)	1,372
59	Ingram Micro, Inc., Class A (a)	1,068
34	IPG Photonics Corp. (a)	1,162
74	Jabil Circuit, Inc.	1,446
34	SYNNEX Corp. (a)	1,021
36	TE Connectivity Ltd., (Switzerland)	1,101
34	Tech Data Corp. (a)	1,691
104	TTM Technologies, Inc. (a)	1,141

		11,824

SHARES		SECURITY DESCRIPTION	VALUE($)

		Internet Software & Services — 1.5%
71		Digital River, Inc. (a)	1,065
50		eBay, Inc. (a)	1,503
46		IAC/InterActiveCorp.	1,962
19		Sohu.com, Inc., (China) (a)	929
49		VeriSign, Inc.	1,760

			7,219

		IT Services — 2.6%
27		Accenture plc, (Ireland), Class A	1,434
20		Alliance Data Systems Corp. (a)	2,081
17		Broadridge Financial Solutions, Inc.	380
31		CACI International, Inc., Class A (a)	1,756
49		Fidelity National Information Services, Inc.	1,298
25		Gartner, Inc. (a)	854
9		International Business Machines Corp.	1,585
—	(h)	MasterCard, Inc., Class A	132
136		SAIC, Inc. (a)	1,670
79		Western Union Co. (The)	1,436

			12,626

		Semiconductors & Semiconductor Equipment — 3.7%
190		Advanced Micro Devices, Inc. (a)	1,027
242		Amkor Technology, Inc. (a)	1,055
134		Applied Materials, Inc.	1,440
210		GT Advanced Technologies, Inc. (a)	1,517
39		Intel Corp.	945
42		KLA-Tencor Corp.	2,031
250		LSI Corp. (a)	1,486
117		Marvell Technology Group Ltd., (Bermuda) (a)	1,623
45		Novellus Systems, Inc. (a)	1,839
108		NVIDIA Corp. (a)	1,496
176		PMC-Sierra, Inc. (a)	970
96		Teradyne, Inc. (a)	1,303
50		Veeco Instruments, Inc. (a)	1,046

			17,778

		Software — 3.4%
168		Activision Blizzard, Inc.	2,069
13		Adobe Systems, Inc. (a)	360
4		Ariba, Inc. (a)	119
46		BMC Software, Inc. (a)	1,500
83		CA, Inc.	1,686
186		Cadence Design Systems, Inc. (a)	1,939
45		Fair Isaac Corp.	1,600
80		Microsoft Corp.	2,067
48		Oracle Corp.	1,240
61		Quest Software, Inc. (a)	1,131

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Software — Continued
100	Symantec Corp. (a)	1,562
151	TiVo, Inc. (a)	1,354
1	VMware, Inc., Class A (a)	112

		16,739

	Total Information Technology	80,124

	Materials — 6.1%
	Chemicals — 2.6%
6	Albemarle Corp.	333
25	Celanese Corp., Class A	1,092
12	CF Industries Holdings, Inc.	1,669
10	Cytec Industries, Inc.	452
75	Kronos Worldwide, Inc.	1,354
22	Monsanto Co.	1,562
29	Mosaic Co. (The)	1,467
5	NewMarket Corp.	925
48	OM Group, Inc. (a)	1,068
38	Rockwood Holdings, Inc. (a)	1,492
30	Westlake Chemical Corp.	1,199

		12,613

	Containers & Packaging — 0.6%
4	Ball Corp.	140
16	Crown Holdings, Inc. (a)	539
36	Owens-Illinois, Inc. (a)	692
89	Sealed Air Corp.	1,529

		2,900

	Metals & Mining — 2.2%
142	Alcoa, Inc.	1,228
25	Cliffs Natural Resources, Inc.	1,555
63	Coeur d’Alene Mines Corp. (a)	1,514
20	Compass Minerals International, Inc.	1,372
31	Freeport-McMoRan Copper & Gold, Inc.	1,131
44	Molycorp, Inc. (a)	1,064
6	Nucor Corp.	236
23	Schnitzer Steel Industries, Inc., Class A	968
124	Steel Dynamics, Inc.	1,628

		10,696

	Paper & Forest Products — 0.7%
24	Domtar Corp., (Canada)	1,898
53	International Paper Co.	1,566

		3,464

	Total Materials	29,673

SHARES	SECURITY DESCRIPTION	VALUE($)

	Telecommunication Services — 0.6%
	Diversified Telecommunication Services — 0.1%
28	Level 3 Communications, Inc. (a)	481
5	Verizon Communications, Inc.	198

		679

	Wireless Telecommunication Services — 0.5%
156	MetroPCS Communications, Inc. (a)	1,358
23	SBA Communications Corp., Class A (a)	979
27	Sprint Nextel Corp. (a)	64

		2,401

	Total Telecommunication Services	3,080

	Utilities — 5.4%
	Electric Utilities — 2.1%
49	American Electric Power Co., Inc.	2,036
43	Edison International	1,790
36	El Paso Electric Co.	1,247
25	Entergy Corp.	1,845
81	PNM Resources, Inc.	1,468
81	Portland General Electric Co.	2,042

		10,428

	Gas Utilities — 0.6%
11	Atmos Energy Corp.	362
9	New Jersey Resources Corp.	439
2	ONEOK, Inc.	137
51	Questar Corp.	1,007
41	UGI Corp.	1,216

		3,161

	Independent Power Producers & Energy Traders — 0.6%
126	AES Corp. (The) (a)	1,494
76	NRG Energy, Inc. (a)	1,379

		2,873

	Multi-Utilities — 2.0%
60	Ameren Corp.	1,989
101	CMS Energy Corp.	2,223
11	DTE Energy Co.	623
11	Integrys Energy Group, Inc.	604
41	PG&E Corp.	1,708
36	Public Service Enterprise Group, Inc.	1,198
22	Sempra Energy	1,217

		9,562

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	41

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Water Utilities — 0.1%
8	American Water Works Co., Inc.	268

	Total Utilities	26,292

	Total Common Stocks (Cost $426,657)	449,186

	Short-Term Investment — 7.5%
	Investment Company — 7.5%
36,621	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (Cost $36,621)	36,621

	Total Investments — 99.7% (Cost $463,278)	485,807
	Other Assets in Excess of Liabilities — 0.3%	1,160

	NET ASSETS — 100.0%	$486,967

Short Positions — 92.9%
	Common Stocks — 92.9%
	Consumer Discretionary — 14.1%
	Auto Components — 0.4%
20	Gentex Corp.	581
52	Johnson Controls, Inc.	1,635

		2,216

	Distributors — 0.2%
30	Pool Corp.	895

	Diversified Consumer Services — 0.2%
10	DeVry, Inc.	371
17	Sotheby’s	487

		858

	Hotels, Restaurants & Leisure — 3.4%
34	BJ’s Restaurants, Inc. (a)	1,541
49	Carnival Corp.	1,586
5	Chipotle Mexican Grill, Inc. (a)	1,808
39	Gaylord Entertainment Co. (a)	930
28	Hyatt Hotels Corp., Class A (a)	1,062
31	Jack in the Box, Inc. (a)	651
39	Life Time Fitness, Inc. (a)	1,831
6	Panera Bread Co., Class A (a)	916
26	Royal Caribbean Cruises Ltd.	636
15	Six Flags Entertainment Corp.	627
37	Starbucks Corp.	1,706
22	Starwood Hotels & Resorts Worldwide, Inc.	1,045
19	Vail Resorts, Inc.	821
71	WMS Industries, Inc. (a)	1,451

		16,611

SHARES	SECURITY DESCRIPTION	VALUE($)

	Household Durables — 0.7%
85	MDC Holdings, Inc.	1,503
31	Mohawk Industries, Inc. (a)	1,864

		3,367

	Internet & Catalog Retail — 0.3%
63	Shutterfly, Inc. (a)	1,432

	Media — 2.5%
78	DreamWorks Animation SKG, Inc., Class A (a)	1,292
61	Lamar Advertising Co., Class A (a)	1,687
25	Liberty Media Corp. - Liberty Capital, Class A (a)	1,914
161	Live Nation Entertainment, Inc. (a)	1,335
6	Meredith Corp.	190
112	New York Times Co. (The), Class A (a)	865
3	Scripps Networks Interactive, Inc., Class A	136
52	Thomson Reuters Corp.	1,397
10	Valassis Communications, Inc. (a)	194
85	Virgin Media, Inc.	1,823
35	Walt Disney Co. (The)	1,300

		12,133

	Multiline Retail — 0.3%
50	J.C. Penney Co., Inc.	1,747

	Specialty Retail — 3.4%
17	Abercrombie & Fitch Co., Class A	816
17	Aeropostale, Inc. (a)	260
78	American Eagle Outfitters, Inc.	1,185
77	Cabela’s, Inc. (a)	1,946
72	CarMax, Inc. (a)	2,187
34	Children’s Place Retail Stores, Inc. (The) (a)	1,823
121	Collective Brands, Inc. (a)	1,740
30	DSW, Inc., Class A	1,344
18	Guess?, Inc.	539
33	Monro Muffler Brake, Inc.	1,294
23	Rent-A-Center, Inc.	842
9	Staples, Inc.	124
8	Tractor Supply Co.	558
66	Urban Outfitters, Inc. (a)	1,820

		16,478

	Textiles, Apparel & Luxury Goods — 2.7%
47	Carter’s, Inc. (a)	1,879
17	Deckers Outdoor Corp. (a)	1,261
71	Hanesbrands, Inc. (a)	1,542
74	Iconix Brand Group, Inc. (a)	1,204
95	Jones Group, Inc. (The)	998
12	NIKE, Inc., Class B	1,204

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Textiles, Apparel & Luxury Goods — Continued
26	Under Armour, Inc., Class A (a)	1,893
12	V.F. Corp.	1,510
41	Wolverine World Wide, Inc.	1,463

		12,954

	Total Consumer Discretionary	68,691

	Consumer Staples — 5.3%
	Beverages — 0.5%
15	Brown-Forman Corp., Class B	1,236
9	Coca-Cola Co. (The)	650
8	PepsiCo, Inc.	553

		2,439

	Food & Staples Retailing — 0.8%
36	Ruddick Corp.	1,529
31	Sysco Corp.	917
38	United Natural Foods, Inc. (a)	1,519

		3,965

	Food Products — 3.7%
80	Flowers Foods, Inc.	1,509
41	General Mills, Inc.	1,661
29	Green Mountain Coffee Roasters, Inc. (a)	1,298
22	H.J. Heinz Co.	1,171
13	Hershey Co. (The)	798
17	JM Smucker Co. (The)	1,363
25	Kellogg Co.	1,281
52	Kraft Foods, Inc., Class A	1,951
36	McCormick & Co., Inc. (Non-Voting)	1,798
28	Mead Johnson Nutrition Co.	1,958
30	Sanderson Farms, Inc.	1,493
25	TreeHouse Foods, Inc. (a)	1,609

		17,890

	Personal Products — 0.3%
15	Estee Lauder Cos., Inc. (The), Class A	1,714

	Total Consumer Staples	26,008

	Energy — 7.7%
	Energy Equipment & Services — 2.5%
9	Atwood Oceanics, Inc. (a)	340
34	Cameron International Corp. (a)	1,663
27	Dril-Quip, Inc. (a)	1,795
30	FMC Technologies, Inc. (a)	1,548
129	ION Geophysical Corp. (a)	794
22	Lufkin Industries, Inc.	1,453
51	Noble Corp., (Switzerland) (a)	1,531
42	Rowan Cos., Inc. (a)	1,261

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy Equipment & Services — Continued
37	Tidewater, Inc.	1,820
14	Weatherford International Ltd., (Switzerland) (a)	211

		12,416

	Oil, Gas & Consumable Fuels — 5.2%
75	Alpha Natural Resources, Inc. (a)	1,537
43	Bill Barrett Corp. (a)	1,481
19	Cabot Oil & Gas Corp.	1,480
20	Cimarex Energy Co.	1,235
136	Cobalt International Energy, Inc. (a)	2,109
28	Comstock Resources, Inc. (a)	433
15	Forest Oil Corp. (a)	199
15	Hess Corp.	843
145	McMoRan Exploration Co. (a)	2,110
140	Patriot Coal Corp. (a)	1,182
5	Pioneer Natural Resources Co.	442
177	Quicksilver Resources, Inc. (a)	1,189
242	SandRidge Energy, Inc. (a)	1,973
46	Spectra Energy Corp.	1,401
39	Sunoco, Inc.	1,620
12	Targa Resources Corp.	480
56	Teekay Corp., (Canada)	1,484
35	Ultra Petroleum Corp. (a)	1,040
21	Whiting Petroleum Corp. (a)	965
49	World Fuel Services Corp.	2,055

		25,258

	Total Energy	37,674

	Financials — 13.1%
	Capital Markets — 2.0%
183	E*Trade Financial Corp. (a)	1,453
1	Goldman Sachs Group, Inc. (The)	123
45	Greenhill & Co., Inc.	1,625
45	Janus Capital Group, Inc.	281
67	Legg Mason, Inc.	1,615
68	SEI Investments Co.	1,181
58	Stifel Financial Corp. (a)	1,866
30	T. Rowe Price Group, Inc.	1,720

		9,864

	Commercial Banks — 4.3%
102	Associated Banc-Corp.	1,135
66	BancorpSouth, Inc.	724
304	CapitalSource, Inc.	2,040
51	CIT Group, Inc. (a)	1,779
223	First Horizon National Corp.	1,784
95	FirstMerit Corp.	1,434

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	43

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Commercial Banks — Continued
29	Iberiabank Corp.	1,424
119	Regions Financial Corp.	511
19	Signature Bank (a)	1,124
96	SunTrust Banks, Inc.	1,691
162	Susquehanna Bancshares, Inc.	1,362
1,022	Synovus Financial Corp.	1,440
114	TCF Financial Corp.	1,172
136	Umpqua Holdings Corp.	1,690
16	Wintrust Financial Corp.	443
71	Zions Bancorp	1,157

		20,910

	Diversified Financial Services — 0.8%
257	Bank of America Corp.	1,430
3	CME Group, Inc.	800
50	MSCI, Inc., Class A (a)	1,660

		3,890

	Insurance — 4.0%
48	Allstate Corp. (The)	1,308
74	American International Group, Inc. (a)	1,710
13	Aspen Insurance Holdings Ltd., (Bermuda)	339
82	Brown & Brown, Inc.	1,855
67	Cincinnati Financial Corp.	2,055
33	First American Financial Corp.	423
74	Genworth Financial, Inc., Class A (a)	487
32	Hanover Insurance Group, Inc. (The)	1,131
4	Markel Corp. (a)	1,760
38	Mercury General Corp.	1,720
76	Montpelier Re Holdings Ltd., (Bermuda)	1,348
166	Old Republic International Corp.	1,538
8	PartnerRe Ltd., (Bermuda)	484
38	Platinum Underwriters Holdings Ltd., (Bermuda)	1,297
24	RenaissanceRe Holdings Ltd., (Bermuda)	1,808

		19,263

	Real Estate Investment Trusts (REITs) — 1.1%
28	Apartment Investment & Management Co., Class A	652
4	BRE Properties, Inc.	197
19	Colonial Properties Trust	393
32	Equity One, Inc.	548
4	Home Properties, Inc.	223
10	Kilroy Realty Corp.	384
4	Vornado Realty Trust	276

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — Continued
30	Weingarten Realty Investors	656
102	Weyerhaeuser Co.	1,898

		5,227

	Thrifts & Mortgage Finance — 0.9%
19	Astoria Financial Corp.	157
123	Capitol Federal Financial, Inc.	1,418
276	Hudson City Bancorp, Inc.	1,728
90	Northwest Bancshares, Inc.	1,115

		4,418

	Total Financials	63,572

	Health Care — 9.5%
	Biotechnology — 1.3%
15	Alexion Pharmaceuticals, Inc. (a)	1,049
142	Ariad Pharmaceuticals, Inc. (a)	1,740
23	BioMarin Pharmaceutical, Inc. (a)	791
23	Cepheid, Inc. (a)	800
40	Myriad Genetics, Inc. (a)	838
31	Theravance, Inc. (a)	680
18	Vertex Pharmaceuticals, Inc. (a)	582

		6,480

	Health Care Equipment & Supplies — 2.4%
48	DENTSPLY International, Inc.	1,662
8	Edwards Lifesciences Corp. (a)	546
23	Haemonetics Corp. (a)	1,388
20	HeartWare International, Inc. (a)	1,385
13	Integra LifeSciences Holdings Corp. (a)	415
1	Intuitive Surgical, Inc. (a)	422
51	Masimo Corp. (a)	948
4	Medtronic, Inc.	150
77	NxStage Medical, Inc. (a)	1,376
43	STERIS Corp.	1,283
9	Stryker Corp.	446
10	Thoratec Corp. (a)	324
56	Volcano Corp. (a)	1,322

		11,667

	Health Care Providers & Services — 2.5%
108	Brookdale Senior Living, Inc. (a)	1,871
8	Catalyst Health Solutions, Inc. (a)	414
13	Chemed Corp.	648
95	HealthSouth Corp. (a)	1,682
27	Henry Schein, Inc. (a)	1,722
20	HMS Holdings Corp. (a)	649
19	Mednax, Inc. (a)	1,362

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Health Care Providers & Services — Continued
53	Owens & Minor, Inc.	1,468
22	Quest Diagnostics, Inc.	1,287
50	VCA Antech, Inc. (a)	993

		12,096

	Health Care Technology — 0.5%
26	Cerner Corp. (a)	1,616
19	Quality Systems, Inc.	699

		2,315

	Life Sciences Tools & Services — 1.3%
40	Charles River Laboratories International, Inc. (a)	1,087
7	Mettler-Toledo International, Inc. (a)	1,032
71	Parexel International Corp. (a)	1,483
34	QIAGEN N.V., (Netherlands) (a)	472
14	Techne Corp.	975
36	Thermo Fisher Scientific, Inc. (a)	1,634

		6,683

	Pharmaceuticals — 1.5%
22	Allergan, Inc.	1,936
25	Hospira, Inc. (a)	755
69	Impax Laboratories, Inc. (a)	1,390
52	Par Pharmaceutical Cos., Inc. (a)	1,709
15	Perrigo Co.	1,448

		7,238

	Total Health Care	46,479

	Industrials — 15.6%
	Aerospace & Defense — 1.9%
25	Boeing Co. (The)	1,808
62	DigitalGlobe, Inc. (a)	1,062
27	Esterline Technologies Corp. (a)	1,531
73	Hexcel Corp. (a)	1,759
9	Precision Castparts Corp.	1,523
24	Rockwell Collins, Inc.	1,345
7	Triumph Group, Inc.	400

		9,428

	Air Freight & Logistics — 1.0%
18	C.H. Robinson Worldwide, Inc.	1,279
27	Expeditors International of Washington, Inc.	1,116
41	Hub Group, Inc., Class A (a)	1,324
83	UTi Worldwide, Inc., (United Kingdom)	1,101

		4,820

	Airlines — 0.2%
18	Allegiant Travel Co. (a)	952

SHARES	SECURITY DESCRIPTION	VALUE($)

	Building Products — 1.0%
44	A.O. Smith Corp.	1,754
13	Armstrong World Industries, Inc. (a)	549
112	Masco Corp.	1,178
40	Simpson Manufacturing Co., Inc.	1,342

		4,823

	Commercial Services & Supplies — 2.2%
50	Avery Dennison Corp.	1,427
49	Cintas Corp.	1,718
31	Clean Harbors, Inc. (a)	1,966
62	GEO Group, Inc. (The) (a)	1,046
5	Republic Services, Inc.	137
21	Stericycle, Inc. (a)	1,625
51	Waste Connections, Inc.	1,674
31	Waste Management, Inc.	1,029

		10,622

	Construction & Engineering — 1.3%
49	Jacobs Engineering Group, Inc. (a)	1,974
18	MasTec, Inc. (a)	309
105	Quanta Services, Inc. (a)	2,255
75	Shaw Group, Inc. (The) (a)	2,029

		6,567

	Electrical Equipment — 1.3%
15	Acuity Brands, Inc.	777
31	Cooper Industries plc	1,698
119	GrafTech International Ltd. (a)	1,627
7	Polypore International, Inc. (a)	320
33	Regal-Beloit Corp.	1,707

		6,129

	Industrial Conglomerates — 0.4%
2	3M Co.	138
37	Danaher Corp.	1,722

		1,860

	Machinery — 2.5%
33	CLARCOR, Inc.	1,664
19	Flowserve Corp.	1,936
41	Kaydon Corp.	1,248
22	Manitowoc Co., Inc. (The)	202
45	Pentair, Inc.	1,497
25	Robbins & Myers, Inc.	1,194
14	SPX Corp.	826
63	Trinity Industries, Inc.	1,894
47	Woodward, Inc.	1,917

		12,378

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	45

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Marine — 0.3%
32	Alexander & Baldwin, Inc.	1,293

	Professional Services — 1.5%
21	Acacia Research - Acacia Technologies (a)	757
21	CoStar Group, Inc. (a)	1,380
48	Equifax, Inc.	1,870
21	IHS, Inc., Class A (a)	1,813
4	Manpower, Inc.	128
49	Robert Half International, Inc.	1,381

		7,329

	Road & Rail — 0.8%
22	Genesee & Wyoming, Inc., Class A (a)	1,315
63	Hertz Global Holdings, Inc. (a)	735
7	Landstar System, Inc.	346
24	Ryder System, Inc.	1,266

		3,662

	Trading Companies & Distributors — 1.2%
31	Applied Industrial Technologies, Inc.	1,087
40	Fastenal Co.	1,733
18	MSC Industrial Direct Co., Inc., Class A	1,309
2	W.W. Grainger, Inc.	417
21	Watsco, Inc.	1,349

		5,895

	Total Industrials	75,758

	Information Technology — 13.1%
	Communications Equipment — 2.0%
51	Acme Packet, Inc. (a)	1,585
81	Aruba Networks, Inc. (a)	1,505
129	Ciena Corp. (a)	1,565
107	Finisar Corp. (a)	1,786
425	Tellabs, Inc.	1,717
38	ViaSat, Inc. (a)	1,741

		9,899

	Computers & Peripherals — 0.4%
9	Hewlett-Packard Co.	232
34	SanDisk Corp. (a)	1,681

		1,913

	Electronic Equipment, Instruments & Components — 1.6%
32	Amphenol Corp., Class A	1,467
44	Cognex Corp.	1,581
67	FLIR Systems, Inc.	1,689
20	Molex, Inc.	482
44	National Instruments Corp.	1,139
38	Trimble Navigation Ltd. (a)	1,631

		7,989

SHARES		SECURITY DESCRIPTION	VALUE($)

		Internet Software & Services — 0.8%
69		Akamai Technologies, Inc. (a)	2,222
—	(h)	LogMeIn, Inc. (a)	13
42		WebMD Health Corp. (a)	1,574

			3,809

		IT Services — 1.5%
16		Automatic Data Processing, Inc.	867
7		Cardtronics, Inc. (a)	195
74		Genpact Ltd., (Bermuda) (a)	1,112
37		Global Payments, Inc.	1,748
32		Jack Henry & Associates, Inc.	1,092
112		Sapient Corp.	1,414
16		Syntel, Inc.	739

			7,167

		Office Electronics — 0.3%
60		Xerox Corp.	478
34		Zebra Technologies Corp., Class A (a)	1,210

			1,688

		Semiconductors & Semiconductor Equipment — 3.8%
55		Cavium, Inc. (a)	1,575
86		Cirrus Logic, Inc. (a)	1,363
72		Cree, Inc. (a)	1,597
29		Cymer, Inc. (a)	1,424
62		Diodes, Inc. (a)	1,316
24		Hittite Microwave Corp. (a)	1,185
67		International Rectifier Corp. (a)	1,295
118		MEMC Electronic Materials, Inc. (a)	465
50		Microchip Technology, Inc.	1,814
49		Micron Technology, Inc. (a)	307
37		Power Integrations, Inc.	1,240
207		RF Micro Devices, Inc. (a)	1,118
33		Silicon Laboratories, Inc. (a)	1,412
52		Texas Instruments, Inc.	1,500
189		TriQuint Semiconductor, Inc. (a)	920

			18,531

		Software — 2.7%
41		Concur Technologies, Inc. (a)	2,082
37		MICROS Systems, Inc. (a)	1,717
47		NetSuite, Inc. (a)	1,914
37		Red Hat, Inc. (a)	1,526
31		Solera Holdings, Inc.	1,383
24		Synchronoss Technologies, Inc. (a)	713
123		Take-Two Interactive Software, Inc. (a)	1,673

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Software — Continued
42	Taleo Corp., Class A (a)	1,635
6	Ultimate Software Group, Inc. (a)	369

		13,012

	Total Information Technology	64,008

	Materials — 6.8%
	Chemicals — 2.9%
16	Air Products & Chemicals, Inc.	1,390
8	Airgas, Inc.	607
29	Ashland, Inc.	1,675
27	Cabot Corp.	860
36	Dow Chemical Co. (The)	1,039
20	FMC Corp.	1,755
32	International Flavors & Fragrances, Inc.	1,663
17	Praxair, Inc.	1,789
53	RPM International, Inc.	1,300
39	Scotts Miracle-Gro Co. (The), Class A	1,802
2	Sigma-Aldrich Corp.	149

		14,029

	Construction Materials — 0.8%
65	Eagle Materials, Inc.	1,674
17	Martin Marietta Materials, Inc.	1,256
30	Vulcan Materials Co.	1,162

		4,092

	Containers & Packaging — 0.9%
28	Greif, Inc., Class A	1,279
71	Packaging Corp. of America	1,801
47	Sonoco Products Co.	1,554

		4,634

	Metals & Mining — 2.2%
22	Allegheny Technologies, Inc.	1,044
57	Allied Nevada Gold Corp. (a)	1,719
30	Carpenter Technology Corp.	1,562
246	Thompson Creek Metals Co., Inc., (Canada) (a)	1,711
112	Titanium Metals Corp.	1,680
55	United States Steel Corp.	1,461
22	Walter Energy, Inc.	1,361

		10,538

	Total Materials	33,293

	Telecommunication Services — 1.3%
	Diversified Telecommunication Services — 0.5%
19	AT&T, Inc.	565
215	Frontier Communications Corp.	1,108

SHARES	SECURITY DESCRIPTION	VALUE($)

	Diversified Telecommunication Services — Continued
32	tw telecom, inc. (a)	612
18	Windstream Corp.	216

		2,501

	Wireless Telecommunication Services — 0.8%
36	American Tower Corp., Class A	2,143
58	Telephone & Data Systems, Inc.	1,503

		3,646

	Total Telecommunication Services	6,147

	Utilities — 6.4%
	Electric Utilities — 2.3%
27	IDACORP, Inc.	1,160
30	NextEra Energy, Inc.	1,833
51	Northeast Utilities	1,847
16	NV Energy, Inc.	258
39	Pepco Holdings, Inc.	785
40	Southern Co. (The)	1,849
49	UIL Holdings Corp.	1,750
63	Westar Energy, Inc.	1,815

		11,297

	Gas Utilities — 1.5%
40	AGL Resources, Inc.	1,677
28	National Fuel Gas Co.	1,580
26	Northwest Natural Gas Co.	1,228
38	Piedmont Natural Gas Co., Inc.	1,292
21	South Jersey Industries, Inc.	1,186
9	Southwest Gas Corp.	386

		7,349

	Independent Power Producers & Energy Traders — 0.5%
112	Calpine Corp. (a)	1,831
196	GenOn Energy, Inc. (a)	512

		2,343

	Multi-Utilities — 1.8%
50	Avista Corp.	1,287
43	Black Hills Corp.	1,453
30	Consolidated Edison, Inc.	1,878
32	Dominion Resources, Inc.	1,704
23	OGE Energy Corp.	1,329
37	Xcel Energy, Inc.	1,032

		8,683

	Water Utilities — 0.3%
56	Aqua America, Inc.	1,231

	Total Utilities	30,903

	Total Short Positions (Proceeds $479,076)	$452,533

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	47

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.1%
	Consumer Discretionary — 12.9%
	Distributors — 1.0%
143	Genuine Parts Co.	8,758

	Hotels, Restaurants & Leisure — 1.9%
296	Marriott International, Inc., Class A	8,646
53	McDonald’s Corp.	5,348
208	Monarch Casino & Resort, Inc. (a)	2,121

		16,115

	Internet & Catalog Retail — 0.7%
107	Expedia, Inc.	3,099
107	TripAdvisor, Inc. (a)	2,690

		5,789

	Media — 3.7%
276	AH Belo Corp., Class A	1,313
544	Belo Corp., Class A	3,428
202	CBS Corp. (Non-Voting), Class B	5,488
258	Clear Channel Outdoor Holdings, Inc., Class A (a)	3,235
415	Entercom Communications Corp., Class A (a)	2,553
400	Gannett Co., Inc.	5,348
67	Time Warner Cable, Inc.	4,253
79	Time Warner, Inc.	2,870
10	Washington Post Co. (The), Class B	3,768

		32,256

	Multiline Retail — 1.4%
216	Kohl’s Corp.	10,640
52	Sears Holdings Corp. (a)	1,646

		12,286

	Specialty Retail — 4.2%
28	AutoZone, Inc. (a)	9,164
107	Bed Bath & Beyond, Inc. (a)	6,174
182	Gap, Inc. (The)	3,369
230	Home Depot, Inc. (The)	9,686
3	Orchard Supply Hardware Stores Corp., Class A (a) (f) (i)	—
70	TJX Cos., Inc.	4,525
104	Williams-Sonoma, Inc.	3,988

		36,906

	Total Consumer Discretionary	112,110

	Consumer Staples — 5.9%
	Beverages — 1.1%
85	Beam, Inc.	4,344
65	Diageo plc, (United Kingdom), ADR	5,682

		10,026

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — 1.7%
260	Walgreen Co.	8,582
102	Wal-Mart Stores, Inc.	6,066

		14,648

	Food Products — 0.7%
83	JM Smucker Co. (The)	6,465

	Household Products — 2.4%
310	Procter & Gamble Co. (The)	20,647

	Total Consumer Staples	51,786

	Energy — 11.1%
	Oil, Gas & Consumable Fuels — 11.1%
174	ConocoPhillips	12,708
384	Devon Energy Corp.	23,827
245	Energen Corp.	12,255
276	Exxon Mobil Corp.	23,411
261	NuStar GP Holdings LLC	8,672
344	Teekay Corp., (Canada)	9,203
197	Williams Cos., Inc. (The)	6,515

	Total Energy	96,591

	Financials — 32.0%
	Capital Markets — 4.1%
319	Ameriprise Financial, Inc.	15,825
559	Charles Schwab Corp. (The)	6,293
31	Goldman Sachs Group, Inc. (The)	2,804
378	Invesco Ltd.	7,584
82	W.P. Carey & Co. LLC	3,353

		35,859

	Commercial Banks — 8.3%
118	City National Corp.	5,196
93	Cullen/Frost Bankers, Inc.	4,942
136	M&T Bank Corp.	10,359
308	SunTrust Banks, Inc.	5,453
432	U.S. Bancorp	11,680
1,278	Wells Fargo & Co.	35,208

		72,838

	Consumer Finance — 1.3%
260	Capital One Financial Corp.	10,991

	Diversified Financial Services — 1.7%
929	Bank of America Corp.	5,167
362	Citigroup, Inc.	9,533

		14,700

	Insurance — 11.7%
126	Aflac, Inc.	5,434

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Insurance — Continued
55		Allied World Assurance Co. Holdings AG, (Switzerland)	3,467
394		American International Group, Inc. (a)	9,129
—	(h)	Berkshire Hathaway, Inc., Class A (a)	11,476
105		Endurance Specialty Holdings Ltd., (Bermuda)	4,020
652		Loews Corp.	24,559
613		Old Republic International Corp.	5,685
185		OneBeacon Insurance Group Ltd., Class A	2,854
176		Prudential Financial, Inc.	8,826
156		Transatlantic Holdings, Inc.	8,511
189		Travelers Cos., Inc. (The)	11,165
192		W.R. Berkley Corp.	6,613

			101,739

		Real Estate Investment Trusts (REITs) — 2.8%
205		Agree Realty Corp.	4,993
586		Cousins Properties, Inc.	3,754
600		CreXus Investment Corp.	6,231
485		Excel Trust, Inc.	5,825
75		National Health Investors, Inc.	3,318

			24,121

		Real Estate Management & Development — 0.8%
270		Brookfield Asset Management, Inc., (Canada), Class A	7,414

		Thrifts & Mortgage Finance — 1.3%
217		Capitol Federal Financial, Inc.	2,504
470		People’s United Financial, Inc.	6,034
215		Washington Federal, Inc.	3,007

			11,545

		Total Financials	279,207

		Health Care — 11.2%
		Health Care Equipment & Supplies — 0.5%
52		Becton, Dickinson & Co.	3,900

		Health Care Providers & Services — 3.9%
293		AmerisourceBergen Corp.	10,904
49		Humana, Inc.	4,328
375		Lincare Holdings, Inc.	9,638
218		National Healthcare Corp.	9,139

			34,009

		Pharmaceuticals — 6.8%
195		Bristol-Myers Squibb Co.	6,868
275		Johnson & Johnson	18,002
385		Merck & Co., Inc.	14,499

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — Continued
939	Pfizer, Inc.	20,318

		59,687

	Total Health Care	97,596

	Industrials — 4.8%
	Building Products — 0.4%
227	Fortune Brands Home & Security, Inc. (a)	3,871

	Commercial Services & Supplies — 0.7%
234	Republic Services, Inc.	6,438

	Industrial Conglomerates — 1.2%
238	Carlisle Cos., Inc.	10,552

	Machinery — 1.1%
199	Illinois Tool Works, Inc.	9,305

	Professional Services — 0.8%
189	Equifax, Inc.	7,333

	Trading Companies & Distributors — 0.6%
203	Air Lease Corp. (a)	4,804

	Total Industrials	42,303

	Information Technology — 2.0%
	Electronic Equipment, Instruments & Components — 0.4%
110	TE Connectivity Ltd., (Switzerland)	3,389

	Semiconductors & Semiconductor Equipment — 0.5%
124	Analog Devices, Inc.	4,444

	Software — 1.1%
365	Microsoft Corp.	9,470

	Total Information Technology	17,303

	Materials — 4.5%
	Chemicals — 2.3%
185	Albemarle Corp.	9,550
114	Sherwin-Williams Co. (The)	10,195

		19,745

	Construction Materials — 0.3%
38	Martin Marietta Materials, Inc.	2,843

	Containers & Packaging — 1.0%
153	Rock-Tenn Co., Class A	8,822

	Paper & Forest Products — 0.9%
273	MeadWestvaco Corp.	8,182

	Total Materials	39,592

	Telecommunication Services — 4.6%
	Diversified Telecommunication Services — 3.3%
762	AT&T, Inc.	23,043

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	49

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Diversified Telecommunication Services — Continued
163	CenturyLink, Inc.	6,052

		29,095

	Wireless Telecommunication Services — 1.3%
184	Telephone & Data Systems, Inc.	4,370
241	Vodafone Group plc, (United Kingdom), ADR	6,764

		11,134

	Total Telecommunication Services	40,229

	Utilities — 8.1%
	Electric Utilities — 4.4%
175	NextEra Energy, Inc.	10,629
184	Northeast Utilities	6,637
154	Progress Energy, Inc.	8,633
277	Southern Co. (The)	12,799

		38,698

	Gas Utilities — 1.6%
161	ONEOK, Inc.	13,949

	Multi-Utilities — 2.1%
180	PG&E Corp.	7,411
192	Sempra Energy	10,566

		17,977

	Total Utilities	70,624

	Total Common Stocks (Cost $757,228)	847,341

SHARES	SECURITY DESCRIPTION	VALUE($)

Preferred Stock — 0.0%
	Consumer Discretionary — 0.0%
	Specialty Retail — 0.0%
3	Orchard Supply Hardware Stores Corp., Series A, Zero Coupon (a) (f) (i) (Cost $—)	—

Investment Company — 0.9%
478	Cohen & Steers Infrastructure Fund, Inc. (Cost $7,102)	7,571

Short-Term Investment — 2.2%
	Investment Company — 2.2%
18,962	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (m) (Cost $18,962)	18,962

	Total Investments — 100.2% (Cost $783,292)	873,874
	Liabilities in Excess of Other Assets — (0.2)%	(1,324)

	NET ASSETS — 100.0%	$872,550

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

J.P. Morgan Mid Cap/Multi-Cap Funds

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

ADR	— American Depositary Receipt

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(f)

—  Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The following approximates the value and percentage of these investments based on total investments (amounts in thousands):

Fund	Value	Percentage
Value Advantage Fund	$—	—%

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(j)	— All or a portion of these securities are segregated for short sales.
(l)	— The rate shown is the current yield as of December 31, 2011.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	51

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands, except per share amounts)

	Growth Advantage Fund	Mid Cap Core Fund		Mid Cap Equity Fund		Mid Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$1,059,761	$256,490		$557,745		$1,370,844
Investments in affiliates, at value	27,561	16,041		16,178		26,844

Total investment securities, at value	1,087,322	272,531		573,923		1,397,688
Receivables:
Investment securities sold	—	571		1,263		5,472
Fund shares sold	519	1,471		1,143		13,412
Dividends from non-affiliates	477	308		517		613
Dividends from affiliates	1	1		1		3
Securities lending income	3	—		1		4

Total Assets	1,088,322	274,882		576,848		1,417,192

LIABILITIES:
Payables:
Dividends	—	17		—		—
Investment securities purchased	—	7,965		1,413		6,873
Collateral for securities lending program	18,373	—		5,493		13,316
Fund shares redeemed	6,408	526		346		15,478
Accrued liabilities:
Investment advisory fees	595	132		241		693
Administration fees	81	10		—		17
Shareholder servicing fees	186	53		—	(a)	256
Distribution fees	48	—	(a)	1		142
Custodian and accounting fees	13	13		11		12
Trustees’ and Chief Compliance Officer’s fees	5	—	(a)	5		9
Other	157	42		374		545

Total Liabilities	25,866	8,758		7,884		37,341

Net Assets	$1,062,456	$266,124		$568,964		$1,379,851

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

	Growth Advantage Fund	Mid Cap Core Fund	Mid Cap Equity Fund	Mid Cap Growth Fund
NET ASSETS:
Paid in capital	$965,846	$270,345	$512,945	$1,288,414
Accumulated undistributed (distributions in excess of) net investment income	(2,019)	110	80	(1,781)
Accumulated net realized gains (losses)	(63,558)	(2,880)	(23,744)	(81,676)
Net unrealized appreciation (depreciation)	162,187	(1,451)	79,683	174,894

Total Net Assets	$1,062,456	$266,124	$568,964	$1,379,851

Net Assets:
Class A	$160,492	$300	$3,417	$539,433
Class B	2,436	—	—	12,769
Class C	19,812	95	454	22,154
Class R2	—	54	—	176
Class R5	210,769	54	—	50
Class R6	—	49	—	50
Select Class	668,947	265,572	565,093	805,219

Total	$1,062,456	$266,124	$568,964	$1,379,851

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	18,722	19	120	29,800
Class B	307	—	—	931
Class C	2,495	6	16	1,388
Class R2	—	3	—	9
Class R5	24,108	3	—	3
Class R6	—	3	—	3
Select Class	76,980	16,525	19,818	41,121

Net Asset Value (b):
Class A — Redemption price per share	$8.57	$16.07	$28.45	$18.10
Class B — Offering price per share (c)	7.93	—	—	13.72
Class C — Offering price per share (c)	7.94	15.99	28.28	15.96
Class R2 — Offering and redemption price per share	—	16.03	—	19.33
Class R5 — Offering and redemption price per share	8.74	16.10	—	19.59
Class R6 — Offering and redemption price per share	—	16.09	—	19.59
Select Class — Offering and redemption price per share	8.69	16.07	28.51	19.58
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$9.04	$16.96	$30.03	$19.10

Cost of investments in non-affiliates	$897,574	$257,941	$478,062	$1,195,950
Cost of investments in affiliates	27,561	16,041	16,178	26,844
Value of securities on loan	18,149	—	5,404	13,029

(a)	Amount rounds to less than $1,000.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	53

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$6,334,945	$449,186	$854,912
Investments in affiliates, at value	188,996	36,621	18,962

Total investment securities, at value	6,523,941	485,807	873,874
Cash	—	—	5
Deposits at broker for securities sold short	—	454,611	—
Receivables:
Investment securities sold	2,845	—	5,127
Fund shares sold	21,880	101	1,182
Dividends from non-affiliates	8,937	415	1,633
Dividends from affiliates	17	4	1
Securities lending income	1	—	—

Total Assets	6,557,621	940,938	881,822

LIABILITIES:
Payables:
Securities sold short, at value	—	452,533	—
Dividend expense to non-affiliates on securities sold short	—	440	—
Investment securities purchased	416	—	7,502
Interest expense to non-affiliates on securities sold short	—	64	—
Collateral for securities lending program	4,075	—	—
Fund shares redeemed	16,968	254	1,133
Accrued liabilities:
Investment advisory fees	3,113	442	290
Administration fees	84	22	30
Shareholder servicing fees	745	4	120
Distribution fees	635	18	113
Custodian and accounting fees	93	2	14
Trustees’ and Chief Compliance Officer’s fees	1	3	3
Other	1,656	189	67

Total Liabilities	27,786	453,971	9,272

Net Assets	$6,529,835	$486,967	$872,550

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
NET ASSETS:
Paid in capital	$5,665,590	$541,725	$832,685
Accumulated undistributed (distributions in excess of) net investment income	35,902	(3,124)	1,248
Accumulated net realized gains (losses)	(346,246)	(100,706)	(51,965)
Net unrealized appreciation (depreciation)	1,174,589	49,072	90,582

Total Net Assets	$6,529,835	$486,967	$872,550

Net Assets:
Class A	$1,800,874	$23,850	$200,772
Class B	67,774	2,283	—
Class C	334,963	17,829	113,017
Class R2	8,261	—	—
Institutional Class	2,850,013	—	300,519
Select Class	1,467,950	443,005	258,242

Total	$6,529,835	$486,967	$872,550

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	76,928	2,499	11,037
Class B	2,962	249	—
Class C	14,646	1,940	6,213
Class R2	361	—	—
Institutional Class	119,987	—	16,535
Select Class	62,280	45,879	14,189

Net Asset Value (a):
Class A — Redemption price per share	$23.41	$9.54	$18.19
Class B — Offering price per share (b)	22.89	9.18	—
Class C — Offering price per share (b)	22.87	9.19	18.19
Class R2 — Offering and redemption price per share	22.87	—	—
Institutional Class — Offering and redemption price per share	23.75	—	18.17
Select Class — Offering and redemption price per share	23.57	9.66	18.20
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$24.71	$10.07	$19.20

Cost of investments in non-affiliates	$5,160,356	$426,657	$764,330
Cost of investments in affiliates	188,996	36,621	18,962
Value of securities on loan	3,962	—	—
Proceeds from securities sold short	—	479,076	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	55

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

	Growth Advantage Fund	Mid Cap Core Fund		Mid Cap Equity Fund	Mid Cap Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$3,764	$1,604		$4,072	$5,931
Dividend income from affiliates	5	4		6	13
Income from securities lending (net)	108	—		29	168
Other income	—	—		—	58

Total investment income	3,877	1,608		4,107	6,170

EXPENSES:
Investment advisory fees	3,609	596		1,787	4,741
Administration fees	491	81		243	645
Distribution fees:
Class A	204	—	(a)	4	741
Class B	10	—		—	55
Class C	71	1		1	91
Class R2	—	—	(a)	—	— (a)
Shareholder servicing fees:
Class A	204	—	(a)	4	741
Class B	3	—		—	18
Class C	24	—	(a)	— (a)	30
Class R2	—	—	(a)	—	— (a)
Class R5	48	—	(a)	—	— (a)
Select Class	918	229		683	1,034
Custodian and accounting fees	20	13		16	34
Professional fees	24	18		22	22
Trustees’ and Chief Compliance Officer’s fees	10	1		6	12
Printing and mailing costs	38	10		138	152
Registration and filing fees	52	29		31	5
Transfer agent fees	142	5		765	728
Other	52	9		4	10

Total expenses	5,920	992		3,704	9,059

Less amounts waived	(61)	(82)		(1,241)	(1,230)
Less earnings credits	— (a)	—	(a)	— (a)	— (a)

Net expenses	5,859	910		2,463	7,829

Net investment income (loss)	(1,982)	698		1,644	(1,659)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(9,168)	(2,864)		(2,244)	29,668
Futures	—	—		—	979

Net realized gain (loss)	(9,168)	(2,864)		(2,244)	30,647

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(81,273)	(1,849)		(47,827)	(253,662)
Futures	—	—		—	(173)

Change in net unrealized appreciation (depreciation)	(81,273)	(1,849)		(47,827)	(253,835)

Net realized/unrealized gains (losses)	(90,441)	(4,713)		(50,071)	(223,188)

Change in net assets resulting from operations	$(92,423)	$(4,015)		$(48,427)	$(224,847)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
INVESTMENT INCOME:
Interest income from affiliates	$—	$7	$—
Dividend income from non-affiliates	67,524	3,776	11,704
Dividend income from affiliates	61	28	7
Income from securities lending (net)	15	—	—

Total investment income	67,600	3,811	11,711

EXPENSES:
Investment advisory fees	20,389	3,307	2,751
Administration fees	2,773	234	374
Distribution fees:
Class A	2,227	33	256
Class B	278	11	—
Class C	1,256	75	431
Class R2	17	—	—
Shareholder servicing fees:
Class A	2,227	33	256
Class B	93	3	—
Class C	419	25	144
Class R2	8	—	—
Institutional Class	1,329	—	141
Select Class	1,772	600	306
Custodian and accounting fees	137	25	25
Interest expense to affiliates	—	—	— (a)
Professional fees	63	29	26
Trustees’ and Chief Compliance Officer’s fees	34	2	5
Printing and mailing costs	550	26	78
Registration and filing fees	169	30	63
Transfer agent fees	4,063	192	491
Other	74	7	2
Dividend expense to non-affiliates on securities sold short	—	3,062	—
Interest expense to non-affiliates on securities sold short	—	444	—

Total expenses	37,878	8,138	5,349

Less amounts waived	(6,383)	(1,240)	(805)
Less earnings credits	— (a)	— (a)	— (a)

Net expenses	31,495	6,898	4,544

Net investment income (loss)	36,105	(3,087)	7,167

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	44,827	2,964	9,565
Securities sold short	—	15,657	—

Net realized gain (loss)	44,827	18,621	9,565

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(392,675)	(66,357)	(52,268)
Securities sold short	—	37,399	—

Change in net unrealized appreciation (depreciation)	(392,675)	(28,958)	(52,268)

Net realized/unrealized gains (losses)	(347,848)	(10,337)	(42,703)

Change in net assets resulting from operations	$(311,743)	$(13,424)	$(35,536)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Core Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)		Period Ended 6/30/2011 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(1,982)	$(2,651)	$698		$44
Net realized gain (loss)	(9,168)	80,245	(2,864)		78
Change in net unrealized appreciation (depreciation)	(81,273)	181,810	(1,849)		398

Change in net assets resulting from operations	(92,423)	259,404	(4,015)		520

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	—	(b)	—	(b)
From net realized gains	—	—	—	(b)	—
Class C
From net investment income	—	—	—	(b)	—
From net realized gains	—	—	—	(b)	—
Class R2
From net investment income	—	—	—	(b)	—
From net realized gains	—	—	—	(b)	—
Class R5
From net investment income	—	—	—	(b)	—	(b)
From net realized gains	—	—	—	(b)	—
Class R6 (c)
From net investment income	—	—	—	(b)	—
From net realized gains	—	—	—	(b)	—
Select Class
From net investment income	—	—	(632)		(1)
From net realized gains	—	—	(94)		—

Total distributions to shareholders	—	—	(726)		(1)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(61,277)	157,627	179,083		91,263

NET ASSETS:
Change in net assets	(153,700)	417,031	174,342		91,782
Beginning of period	1,216,156	799,125	91,782		—

End of period	$1,062,456	$1,216,156	$266,124		$91,782

Accumulated undistributed (distributions in excess of) net investment income	$(2,019)	$(37)	$110		$44

(a)	Commencement of operations was November 30, 2010.
(b)	Amount rounds to less than $1,000.
(c)	Commencement of offering of class of shares effective January 31, 2011 for Mid Cap Core Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

	Mid Cap Equity Fund		Mid Cap Growth Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,644	$2,229	$(1,659)	$(4,513)
Net realized gain (loss)	(2,244)	27,793	30,647	267,778
Change in net unrealized appreciation (depreciation)	(47,827)	96,239	(253,835)	276,234

Change in net assets resulting from operations	(48,427)	126,261	(224,847)	539,499

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(3)	(5)	—	—
From net realized gains	—	—	(55,641)	—
Class B
From net realized gains	—	—	(1,640)	—
Class C
From net investment income	—	— (a)	—	—
From net realized gains	—	—	(2,514)	—
Class R2
From net realized gains	—	—	(16)	—
Class R5 (b)
From net realized gains	—	—	(5)	—
Class R6 (b)
From net realized gains	—	—	(5)	—
Select Class
From net investment income	(1,341)	(1,984)	—	—
From net realized gains	—	—	(74,559)	—

Total distributions to shareholders	(1,344)	(1,989)	(134,380)	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	46,516	(16,990)	(36,675)	(53,988)

NET ASSETS:
Change in net assets	(3,255)	107,282	(395,902)	485,511
Beginning of period	572,219	464,937	1,775,753	1,290,242

End of period	$568,964	$572,219	$1,379,851	$1,775,753

Accumulated undistributed (distributions in excess of) net investment income	$80	$(220)	$(1,781)	$(122)

(a)	Amount rounds to less than $1,000.
(b)	Commencement of offering of class of shares effective November 1, 2011 for Mid Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Value Fund		Multi-Cap Market Neutral Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$36,105	$62,082	$(3,087)	$(8,614)
Net realized gain (loss)	44,827	261,794	18,621	12,061
Change in net unrealized appreciation (depreciation)	(392,675)	1,311,629	(28,958)	3,429

Change in net assets resulting from operations	(311,743)	1,635,505	(13,424)	6,876

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(12,100)	(15,422)	—	—
Class B
From net investment income	—	(167)	—	—
Class C
From net investment income	(616)	(1,171)	—	—
Class R2
From net investment income	(67)	(36)	—	—
Institutional Class
From net investment income	(33,157)	(29,944)	—	—
Select Class
From net investment income	(14,296)	(13,423)	—	—

Total distributions to shareholders	(60,236)	(60,163)	—	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	125,980	111,762	(46,056)	(35,976)

NET ASSETS:
Change in net assets	(245,999)	1,687,104	(59,480)	(29,100)
Beginning of period	6,775,834	5,088,730	546,447	575,547

End of period	$6,529,835	$6,775,834	$486,967	$546,447

Accumulated undistributed (distributions in excess of) net investment income	$35,902	$60,033	$(3,124)	$(37)

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

	Value Advantage Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,167	$10,539
Net realized gain (loss)	9,565	43,953
Change in net unrealized appreciation (depreciation)	(52,268)	101,318

Change in net assets resulting from operations	(35,536)	155,810

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,164)	(1,878)
Class C
From net investment income	(619)	(513)
Institutional Class
From net investment income	(4,920)	(3,215)
Select Class
From net investment income	(3,577)	(2,578)

Total distributions to shareholders	(11,280)	(8,184)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	525	285,229

NET ASSETS:
Change in net assets	(46,291)	432,855
Beginning of period	918,841	485,986

End of period	$872,550	$918,841

Accumulated undistributed (distributions in excess of) net investment income	$1,248	$5,361

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	61

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Core Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)		Period Ended 6/30/2011 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$28,855	$92,600	$192		$296
Dividends and distributions reinvested	—	—	—	(b)	—	(b)
Cost of shares redeemed	(31,665)	(59,032)	(149)		(33)

Change in net assets from Class A capital transactions	$(2,810)	$33,568	$43		$263

Class B
Proceeds from shares issued	$120	$267	$—		$—
Cost of shares redeemed	(598)	(1,177)	—		—

Change in net assets from Class B capital transactions	$(478)	$(910)	$—		$—

Class C
Proceeds from shares issued	$5,007	$11,077	$7		$100
Dividends and distributions reinvested	—	—	—	(b)	—
Cost of shares redeemed	(4,306)	(7,860)	(4)		(9)

Change in net assets from Class C capital transactions	$701	$3,217	$3		$91

Class R2
Proceeds from shares issued	$—	$—	$—		$50
Dividends and distributions reinvested	—	—	—	(b)	—
Cost of shares redeemed	—	—	—		—	(b)

Change in net assets from Class R2 capital transactions	$—	$—	$—	(b)	$50

Class R5
Proceeds from shares issued	$45,696	$67,907	$—		$50
Dividends and distributions reinvested	—	—	—	(b)	—	(b)
Cost of shares redeemed	(2,312)	(762)	—		—

Change in net assets from Class R5 capital transactions	$43,384	$67,145	$—	(b)	$50

Class R6 (c)
Proceeds from shares issued	$—	$—	$—		$50
Dividends and distributions reinvested	—	—	—	(b)	—
Cost of shares redeemed	—	—	—		—	(b)

Change in net assets from Class R6 capital transactions	$—	$—	$—	(b)	$50

Select Class
Proceeds from shares issued	$43,057	$418,656	$201,849		$94,382
Dividends and distributions reinvested	—	—	9		1
Cost of shares redeemed	(145,131)	(364,049)	(22,821)		(3,624)

Change in net assets from Select Class capital transactions	$(102,074)	$54,607	$179,037		$90,759

Total change in net assets from capital transactions	$(61,277)	$157,627	$179,083		$91,263

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

	Growth Advantage Fund		Mid Cap Core Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)		Period Ended 6/30/2011 (a)
SHARE TRANSACTIONS:
Class A
Issued	3,435	10,834	12		18
Reinvested	—	—	—	(b)	—	(b)
Redeemed	(3,739)	(6,865)	(9)		(2)

Change in Class A Shares	(304)	3,969	3		16

Class B
Issued	14	32	—		—
Redeemed	(74)	(152)	—		—

Change in Class B Shares	(60)	(120)	—		—

Class C
Issued	633	1,351	—	(b)	6
Reinvested	—	—	—	(b)	—
Redeemed	(538)	(981)	—	(b)	—	(b)

Change in Class C Shares	95	370	—	(b)	6

Class R2
Issued	—	—	—		3
Reinvested	—	—	—	(b)	—
Redeemed	—	—	—		—	(b)

Change in Class R2 Shares	—	—	—	(b)	3

Class R5
Issued	5,343	7,917	—		3
Reinvested	—	—	—	(b)	—	(b)
Redeemed	(266)	(85)	—		—

Change in Class R5 Shares	5,077	7,832	—	(b)	3

Class R6 (c)
Issued	—	—	—		3
Reinvested	—	—	—	(b)	—
Redeemed	—	—	—		—	(b)

Change in Class R6 Shares	—	—	—	(b)	3

Select Class
Issued	5,040	46,982	12,677		5,510
Reinvested	—	—	1		—	(b)
Redeemed	(17,069)	(46,450)	(1,453)		(210)

Change in Select Class Shares	(12,029)	532	11,225		5,300

(a)	Commencement of operations was November 30, 2010.
(b)	Amount rounds to less than 1,000 (shares or dollars).
(c)	Commencement of offering of class of shares effective January 31, 2011 for Mid Cap Core Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	63

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Equity Fund		Mid Cap Growth Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,758	$2,423	$33,783	$75,693
Dividends and distributions reinvested	3	5	51,675	—
Cost of shares redeemed	(976)	(1,487)	(93,640)	(160,643)

Change in net assets from Class A capital transactions	$785	$941	$(8,182)	$(84,950)

Class B
Proceeds from shares issued	$—	$—	$241	$693
Dividends and distributions reinvested	—	—	1,556	—
Cost of shares redeemed	—	—	(3,549)	(10,361)

Change in net assets from Class B capital transactions	$—	$—	$(1,752)	$(9,668)

Class C
Proceeds from shares issued	$125	$443	$1,069	$3,672
Dividends and distributions reinvested	—	— (a)	2,079	—
Cost of shares redeemed	(69)	(113)	(3,629)	(6,894)

Change in net assets from Class C capital transactions	$56	$330	$(481)	$(3,222)

Class R2
Proceeds from shares issued	$—	$—	$89	$31
Dividends and distributions reinvested	—	—	16	—
Cost of shares redeemed	—	—	(4)	— (a)

Change in net assets from Class R2 capital transactions	$—	$—	$101	$31

Class R5 (b)
Proceeds from shares issued	$—	$—	$50	$—
Dividends and distributions reinvested	—	—	5	—

Change in net assets from Class R5 capital transactions	$—	$—	$55	$—

Class R6 (b)
Proceeds from shares issued	$—	$—	$50	$—
Dividends and distributions reinvested	—	—	5	—

Change in net assets from Class R6 capital transactions	$—	$—	$55	$—

Select Class
Proceeds from shares issued	$117,159	$269,128	$103,057	$247,747
Dividends and distributions reinvested	1,116	447	62,923	—
Cost of shares redeemed	(72,600)	(287,836)	(192,451)	(203,926)

Change in net assets from Select Class capital transactions	$45,675	$(18,261)	$(26,471)	$43,821

Total change in net assets from capital transactions	$46,516	$(16,990)	$(36,675)	$(53,988)

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

	Mid Cap Equity Fund		Mid Cap Growth Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
SHARE TRANSACTIONS:
Class A
Issued	62	84	1,692	3,594
Reinvested	— (a)	— (a)	2,951	—
Redeemed	(35)	(52)	(4,725)	(7,968)

Change in Class A Shares	27	32	(82)	(4,374)

Class B
Issued	—	—	16	41
Reinvested	—	—	117	—
Redeemed	—	—	(222)	(641)

Change in Class B Shares	—	—	(89)	(600)

Class C
Issued	4	15	60	189
Reinvested	—	— (a)	135	—
Redeemed	(2)	(4)	(205)	(379)

Change in Class C Shares	2	11	(10)	(190)

Class R2
Issued	—	—	3	1
Reinvested	—	—	1	—
Redeemed	—	—	— (a)	— (a)

Change in Class R2 Shares	—	—	4	1

Class R5 (b)
Issued	—	—	3	—
Reinvested	—	—	— (a)	—

Change in Class R5 Shares	—	—	3	—

Class R6 (b)
Issued	—	—	3	—
Reinvested	—	—	— (a)	—

Change in Class R6 Shares	—	—	3	—

Select Class
Issued	4,227	9,351	4,837	11,401
Reinvested	41	15	3,322	—
Redeemed	(2,590)	(11,406)	(8,342)	(9,364)

Change in Select Class Shares	1,678	(2,040)	(183)	2,037

(a)	Amount rounds to less than 1,000 (shares or dollars).
(b)	Commencement of offering of class of shares effective November 1, 2011 for Mid Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	65

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Value Fund		Multi-Cap Market Neutral Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$161,371	$373,327	$2,093	$34,632
Dividends and distributions reinvested	11,492	14,615	—	—
Cost of shares redeemed	(240,893)	(621,660)	(6,778)	(100,820)

Change in net assets from Class A capital transactions	$(68,030)	$(233,718)	$(4,685)	$(66,188)

Class B
Proceeds from shares issued	$61	$626	$6	$22
Dividends and distributions reinvested	—	148	—	—
Cost of shares redeemed	(17,386)	(34,335)	(1,127)	(4,375)

Change in net assets from Class B capital transactions	$(17,325)	$(33,561)	$(1,121)	$(4,353)

Class C
Proceeds from shares issued	$15,205	$37,081	$431	$1,079
Dividends and distributions reinvested	474	873	—	—
Cost of shares redeemed	(33,815)	(65,800)	(4,111)	(18,536)

Change in net assets from Class C capital transactions	$(18,136)	$(27,846)	$(3,680)	$(17,457)

Class R2
Proceeds from shares issued	$2,814	$5,542	$—	$—
Dividends and distributions reinvested	59	28	—	—
Cost of shares redeemed	(786)	(1,307)	—	—

Change in net assets from Class R2 capital transactions	$2,087	$4,263	$—	$—

Institutional Class
Proceeds from shares issued	$430,056	$789,825	$—	$—
Dividends and distributions reinvested	25,512	22,919	—	—
Cost of shares redeemed	(264,250)	(526,461)	—	—

Change in net assets from Institutional Class capital transactions	$191,318	$286,283	$—	$—

Select Class
Proceeds from shares issued	$202,922	$449,654	$1,607	$155,618
Dividends and distributions reinvested	10,362	9,285	—	—
Cost of shares redeemed	(177,218)	(342,598)	(38,177)	(103,596)

Change in net assets from Select Class capital transactions	$36,066	$116,341	$(36,570)	$52,022

Total change in net assets from capital transactions	$125,980	$111,762	$(46,056)	$(35,976)

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

	Mid Cap Value Fund		Multi-Cap Market Neutral Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
SHARE TRANSACTIONS:
Class A
Issued	7,119	16,395	214	3,576
Reinvested	500	636	—	—
Redeemed	(10,638)	(27,300)	(694)	(10,335)

Change in Class A Shares	(3,019)	(10,269)	(480)	(6,759)

Class B
Issued	3	29	1	2
Reinvested	—	7	—	—
Redeemed	(793)	(1,559)	(120)	(465)

Change in Class B Shares	(790)	(1,523)	(119)	(463)

Class C
Issued	687	1,660	45	115
Reinvested	21	39	—	—
Redeemed	(1,538)	(3,011)	(436)	(1,973)

Change in Class C Shares	(830)	(1,312)	(391)	(1,858)

Class R2
Issued	126	245	—	—
Reinvested	2	1	—	—
Redeemed	(35)	(55)	—	—

Change in Class R2 Shares	93	191	—	—

Institutional Class
Issued	18,742	34,031	—	—
Reinvested	1,094	983	—	—
Redeemed	(11,502)	(22,926)	—	—

Change in Institutional Class Shares	8,334	12,088	—	—

Select Class
Issued	8,976	19,629	162	15,949
Reinvested	448	401	—	—
Redeemed	(7,769)	(15,059)	(3,888)	(10,636)

Change in Select Class Shares	1,655	4,971	(3,726)	5,313

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	67

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Value Advantage Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$26,807	$119,805
Dividends and distributions reinvested	2,006	1,727
Cost of shares redeemed	(48,428)	(81,151)

Change in net assets from Class A capital transactions	$(19,615)	$40,381

Class C
Proceeds from shares issued	$4,612	$22,682
Dividends and distributions reinvested	513	413
Cost of shares redeemed	(17,492)	(26,534)

Change in net assets from Class C capital transactions	$(12,367)	$(3,439)

Institutional Class
Proceeds from shares issued	$53,306	$138,756
Dividends and distributions reinvested	4,597	2,906
Cost of shares redeemed	(26,153)	(20,173)
Redemptions in-kind (See Note 9)	—	(41,498)

Change in net assets from Institutional Class capital transactions	$31,750	$79,991

Select Class
Proceeds from shares issued	$45,154	$196,760
Dividends and distributions reinvested	2,687	1,855
Cost of shares redeemed	(47,084)	(30,319)

Change in net assets from Select Class capital transactions	$757	$168,296

Total change in net assets from capital transactions	$525	$285,229

SHARE TRANSACTIONS:
Class A
Issued	1,524	6,732
Reinvested	112	96
Redeemed	(2,770)	(4,517)

Change in Class A Shares	(1,134)	2,311

Class C
Issued	263	1,279
Reinvested	29	23
Redeemed	(1,008)	(1,501)

Change in Class C Shares	(716)	(199)

Institutional Class
Issued	2,956	7,736
Reinvested	258	162
Redeemed	(1,561)	(1,098)
Redemptions in-kind (See Note 9)	—	(2,189)

Change in Institutional Class Shares	1,653	4,611

Select Class
Issued	2,580	11,074
Reinvested	150	103
Redeemed	(2,695)	(1,687)

Change in Select Class Shares	35	9,490

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations
Growth Advantage Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$9.28	$(0.02	)(e)	$(0.69)	$(0.71)
Year Ended June 30, 2011	6.76	(0.04	)(e)	2.56	2.52
Year Ended June 30, 2010	5.88	(0.03	)(e)	0.91	0.88
Year Ended June 30, 2009	8.14	(0.03	)(e)	(2.23)	(2.26)
Year Ended June 30, 2008	8.18	(0.05	)(e)	0.01	(0.04)
Year Ended June 30, 2007	6.63	(0.05	)(e)	1.60	1.55

Class B
Six Months Ended December 31, 2011 (Unaudited)	8.61	(0.04	)(e)	(0.64)	(0.68)
Year Ended June 30, 2011	6.31	(0.07	)(e)	2.37	2.30
Year Ended June 30, 2010	5.51	(0.06	)(e)	0.86	0.80
Year Ended June 30, 2009	7.67	(0.06	)(e)	(2.10)	(2.16)
Year Ended June 30, 2008	7.76	(0.09	)(e)	— (g)	(0.09)
Year Ended June 30, 2007	6.33	(0.10	)(e)	1.53	1.43

Class C
Six Months Ended December 31, 2011 (Unaudited)	8.61	(0.04	)(e)	(0.63)	(0.67)
Year Ended June 30, 2011	6.31	(0.08	)(e)	2.38	2.30
Year Ended June 30, 2010	5.52	(0.06	)(e)	0.85	0.79
Year Ended June 30, 2009	7.68	(0.06	)(e)	(2.10)	(2.16)
Year Ended June 30, 2008	7.76	(0.09	)(e)	0.01	(0.08)
Year Ended June 30, 2007	6.34	(0.11	)(e)	1.53	1.42

Class R5
Six Months Ended December 31, 2011 (Unaudited)	9.44	(0.01	)(e)	(0.69)	(0.70)
Year Ended June 30, 2011	6.86	—	(e)(g)	2.58	2.58
Year Ended June 30, 2010	5.93	—	(e)(g)	0.93	0.93
January 8, 2009 (h) through June 30, 2009	5.37	—	(e)(g)	0.56	0.56

Select Class
Six Months Ended December 31, 2011 (Unaudited)	9.39	(0.02	)(e)	(0.68)	(0.70)
Year Ended June 30, 2011	6.83	(0.02	)(e)	2.58	2.56
Year Ended June 30, 2010	5.93	(0.01	)(e)	0.91	0.90
Year Ended June 30, 2009	8.18	(0.01	)(e)	(2.24)	(2.25)
Year Ended June 30, 2008	8.20	(0.03	)(e)	0.01	(0.02)
Year Ended June 30, 2007	6.64	(0.04	)(e)	1.60	1.56

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Includes interest expense of 0.01%.
(g)	Amount rounds to less than $0.01.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$8.57	(7.65)%	$160,492	1.25%		(0.55)%	1.30%	36%
9.28	37.28	176,492	1.25		(0.45)	1.31	96
6.76	14.97	101,814	1.31		(0.41)	1.31	102
5.88	(27.76)	71,841	1.35		(0.48)	1.42	119
8.14	(0.49)	70,546	1.34		(0.58)	1.47	118
8.18	23.38	49,782	1.36	(f)	(0.71)	1.66	159

7.93	(7.90)	2,436	1.75		(1.06)	1.81	36
8.61	36.45	3,157	1.75		(0.94)	1.81	96
6.31	14.52	3,070	1.81		(0.91)	1.81	102
5.51	(28.16)	3,304	1.87		(1.02)	1.92	119
7.67	(1.16)	4,340	1.91		(1.16)	1.94	118
7.76	22.59	1,501	2.06	(f)	(1.43)	2.17	159

7.94	(7.78)	19,812	1.75		(1.05)	1.81	36
8.61	36.45	20,676	1.75		(0.95)	1.81	96
6.31	14.31	12,811	1.81		(0.91)	1.81	102
5.52	(28.13)	9,300	1.87		(1.02)	1.91	119
7.68	(1.03)	14,499	1.88		(1.16)	1.89	118
7.76	22.40	251	2.07	(f)	(1.49)	2.18	159

8.74	(7.42)	210,769	0.85		(0.13)	0.85	36
9.44	37.61	179,677	0.86		(0.05)	0.86	96
6.86	15.68	76,767	0.86		0.05	0.86	102
5.93	10.43	46,312	0.90		(0.08)	1.06	119

8.69	(7.45)	668,947	1.05		(0.35)	1.05	36
9.39	37.48	836,154	1.06		(0.27)	1.06	96
6.83	15.18	604,663	1.06		(0.16)	1.06	102
5.93	(27.51)	441,345	1.10		(0.24)	1.17	119
8.18	(0.24)	399,777	1.09		(0.41)	1.12	118
8.20	23.49	10,985	1.11	(f)	(0.50)	1.45	159

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Core Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$17.19	$0.03	(e)	$(1.14)	$(1.11)	$— (f)	$(0.01)	$(0.01)
November 30, 2010 (g) through June 30, 2011	15.00	0.01	(e)	2.18	2.19	— (f)	—	— (f)

Class C
Six Months Ended December 31, 2011 (Unaudited)	17.15	(0.01	)(e)	(1.14)	(1.15)	— (f)	(0.01)	(0.01)
November 30, 2010 (g) through June 30, 2011	15.00	(0.04	)(e)	2.19	2.15	—	—	—

Class R2
Six Months Ended December 31, 2011 (Unaudited)	17.17	0.01	(e)	(1.14)	(1.13)	— (f)	(0.01)	(0.01)
November 30, 2010 (g) through June 30, 2011	15.00	(0.02	)(e)	2.19	2.17	—	—	—

Class R5
Six Months Ended December 31, 2011 (Unaudited)	17.23	0.07	(e)	(1.14)	(1.07)	(0.05)	(0.01)	(0.06)
November 30, 2010 (g) through June 30, 2011	15.00	0.05	(e)	2.19	2.24	(0.01)	—	(0.01)

Class R6
Six Months Ended December 31, 2011 (Unaudited)	17.24	0.07	(e)	(1.15)	(1.08)	(0.06)	(0.01)	(0.07)
January 31, 2011 (j) through June 30, 2011	16.36	0.05	(e)	0.83	0.88	—	—	—

Select Class
Six Months Ended December 31, 2011 (Unaudited)	17.22	0.06	(e)	(1.16)	(1.10)	(0.04)	(0.01)	(0.05)
November 30, 2010 (g) through June 30, 2011	15.00	0.04	(e)	2.19	2.23	(0.01)	—	(0.01)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of operations.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended June 30, 2011.
(i)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$16.07	(6.47)%	$300	1.25%		0.42%		1.34%		22%
17.19	14.70	276	1.24	(h)	0.11	(h)	5.79	(h)(i)	13

15.99	(6.72)	95	1.75		(0.07)		1.85		22
17.15	14.33	99	1.75	(h)	(0.39	)(h)	6.49	(h)(i)	13

16.03	(6.60)	54	1.50		0.18		1.60		22
17.17	14.53	57	1.49	(h)	(0.17	)(h)	6.84	(h)(i)	13

16.10	(6.24)	54	0.79		0.88		0.89		22
17.23	15.00	57	0.80	(h)	0.52	(h)	6.17	(h)(i)	13

16.09	(6.31)	49	0.75		0.93		0.84		22
17.24	5.38	53	0.75	(h)	0.68	(h)	5.52	(h)(i)	13

16.07	(6.41)	265,572	0.99		0.77		1.08		22
17.22	14.84	91,240	1.00	(h)	0.41	(h)	3.41	(h)(i)	13

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Equity Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$31.29	$0.04	(e)	$(2.85)	$(2.81)	$(0.03)	$—	$(0.03)
Year Ended June 30, 2011	22.95	0.04	(e)	8.36	8.40	(0.06)	—	(0.06)
November 2, 2009 (f) through June 30, 2010	21.55	0.05		1.41	1.46	(0.06)	—	(0.06)

Class C
Six Months Ended December 31, 2011 (Unaudited)	31.16	(0.03	)(e)	(2.85)	(2.88)	—	—	—
Year Ended June 30, 2011	22.93	(0.12	)(e)	8.37	8.25	(0.02)	—	(0.02)
November 2, 2009 (f) through June 30, 2010	21.55	(0.03)		1.41	1.38	— (g)	—	— (g)

Select Class
Six Months Ended December 31, 2011 (Unaudited)	31.36	0.09	(e)	(2.87)	(2.78)	(0.07)	—	(0.07)
Year Ended June 30, 2011	22.97	0.14	(e)	8.37	8.51	(0.12)	—	(0.12)
Year Ended June 30, 2010	18.97	0.12		4.00	4.12	(0.12)	—	(0.12)
Year Ended June 30, 2009	28.63	0.18		(8.37)	(8.19)	(0.17)	(1.30)	(1.47)
Year Ended June 30, 2008	37.93	0.11		(2.80)	(2.69)	(0.11)	(6.50)	(6.61)
Year Ended June 30, 2007	34.51	0.12		6.13	6.25	(0.10)	(2.73)	(2.83)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.
(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$28.45	(8.99)%	$3,417	1.25%	0.26%	1.60%	26%
31.29	36.60	2,918	1.24	0.14	1.53	88
22.95	6.77	1,394	1.24	0.30	1.44	56

28.28	(9.24)	454	1.75	(0.24)	2.10	26
31.16	35.98	447	1.74	(0.40)	2.06	88
22.93	6.40	65	1.74	(0.23)	1.92	56

28.51	(8.86)	565,093	0.90	0.60	1.35	26
31.36	37.09	568,854	0.89	0.50	1.27	88
22.97	21.72	463,478	0.89	0.55	1.17	56
18.97	(28.02)	195,785	0.90	0.94	1.20	107
28.63	(8.19)	189,589	0.91	0.32	1.12	79
37.93	18.97	284,546	0.90	0.35	1.09	82

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Mid Cap Growth Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$23.30	$(0.04	)(e)	$(3.15)	$(3.19)	$(2.01)
Year Ended June 30, 2011	16.35	(0.09	)(e)	7.04	6.95	—
Year Ended June 30, 2010	13.68	(0.09	)(e)	2.76	2.67	—
Year Ended June 30, 2009	20.46	(0.07	)(e)	(6.33)	(6.40)	(0.38)
Year Ended June 30, 2008	24.89	(0.17	)(e)	(0.45)	(0.62)	(3.81)
Year Ended June 30, 2007	24.85	(0.18	)(e)	4.41	4.23	(4.19)

Class B
Six Months Ended December 31, 2011 (Unaudited)	18.29	(0.07	)(e)	(2.49)	(2.56)	(2.01)
Year Ended June 30, 2011	12.90	(0.16	)(e)	5.55	5.39	—
Year Ended June 30, 2010	10.85	(0.14	)(e)	2.19	2.05	—
Year Ended June 30, 2009	16.45	(0.13	)(e)	(5.09)	(5.22)	(0.38)
Year Ended June 30, 2008	20.88	(0.26	)(e)	(0.36)	(0.62)	(3.81)
Year Ended June 30, 2007	21.59	(0.28	)(e)	3.76	3.48	(4.19)

Class C
Six Months Ended December 31, 2011 (Unaudited)	20.88	(0.08	)(e)	(2.83)	(2.91)	(2.01)
Year Ended June 30, 2011	14.73	(0.18	)(e)	6.33	6.15	—
Year Ended June 30, 2010	12.39	(0.16	)(e)	2.50	2.34	—
Year Ended June 30, 2009	18.70	(0.15	)(e)	(5.78)	(5.93)	(0.38)
Year Ended June 30, 2008	23.21	(0.29	)(e)	(0.41)	(0.70)	(3.81)
Year Ended June 30, 2007	23.57	(0.31	)(e)	4.14	3.83	(4.19)

Class R2
Six Months Ended December 31, 2011 (Unaudited)	24.73	(0.06	)(e)	(3.33)	(3.39)	(2.01)
Year Ended June 30, 2011	17.38	(0.13	)(e)	7.48	7.35	—
Year Ended June 30, 2010	14.56	(0.12	)(e)	2.94	2.82	—
June 19, 2009 (f) through June 30, 2009	14.56	—	(e)(g)	— (g)	— (g)	—

Class R5
November 1, 2011 (f) through December 31, 2011 (Unaudited)	21.75	0.02	(e)	(0.17)	(0.15)	(2.01)

Class R6
November 1, 2011 (f) through December 31, 2011 (Unaudited)	21.75	0.02	(e)	(0.17)	(0.15)	(2.01)

Select Class
Six Months Ended December 31, 2011 (Unaudited)	24.97	(0.01	)(e)	(3.37)	(3.38)	(2.01)
Year Ended June 30, 2011	17.47	(0.03	)(e)	7.53	7.50	—
Year Ended June 30, 2010	14.57	(0.04	)(e)	2.94	2.90	—
Year Ended June 30, 2009	21.68	(0.03	)(e)	(6.70)	(6.73)	(0.38)
Year Ended June 30, 2008	26.10	(0.12	)(e)	(0.49)	(0.61)	(3.81)
Year Ended June 30, 2007	25.81	(0.12	)(e)	4.60	4.48	(4.19)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.
(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$18.10	(13.40)%	$539,433	1.24%	(0.39)%	1.38%	33%
23.30	42.51	696,334	1.24	(0.44)	1.36	79
16.35	19.52	560,054	1.24	(0.53)	1.42	82
13.68	(30.97)	520,201	1.24	(0.48)	1.56	96
20.46	(3.22)	384,225	1.24	(0.75)	1.39	95
24.89	18.65	480,084	1.24	(0.73)	1.36	119

13.72	(13.62)	12,769	1.76	(0.93)	1.88	33
18.29	41.78	18,648	1.77	(0.97)	1.86	79
12.90	18.89	20,893	1.77	(1.07)	1.92	82
10.85	(31.35)	29,963	1.88	(1.14)	2.03	96
16.45	(3.90)	69,186	1.88	(1.38)	1.89	95
20.88	17.93	123,779	1.86	(1.35)	1.86	119

15.96	(13.61)	22,154	1.76	(0.92)	1.88	33
20.88	41.75	29,187	1.77	(0.97)	1.86	79
14.73	18.89	23,389	1.77	(1.06)	1.92	82
12.39	(31.38)	25,624	1.88	(1.13)	2.04	96
18.70	(3.85)	27,785	1.88	(1.38)	1.89	95
23.21	17.90	38,805	1.86	(1.35)	1.86	119

19.33	(13.43)	176	1.40	(0.54)	1.63	33
24.73	42.29	121	1.40	(0.59)	1.60	79
17.38	19.37	63	1.40	(0.69)	1.67	82
14.56	0.00	83	1.22	(0.31)	1.94	96

19.59	(0.38)	50	0.79	0.54	0.94	33

19.59	(0.38)	50	0.74	0.59	0.89	33

19.58	(13.26)	805,219	0.93	(0.08)	1.13	33
24.97	42.93	1,031,463	0.93	(0.13)	1.10	79
17.47	19.90	685,843	0.93	(0.22)	1.17	82
14.57	(30.74)	631,380	0.98	(0.23)	1.30	96
21.68	(3.02)	539,292	0.99	(0.49)	1.13	95
26.10	18.95	740,208	0.99	(0.48)	1.11	119

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Value Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$24.76	$0.10	(e)	$(1.29)	$(1.19)	$(0.16)	$—	$(0.16)
Year Ended June 30, 2011	18.91	0.18	(e)	5.85	6.03	(0.18)	—	(0.18)
Year Ended June 30, 2010	15.24	0.19	(e)	3.48	3.67	—	—	—
Year Ended June 30, 2009	21.91	0.28	(e)	(5.92)	(5.64)	(0.34)	(0.69)	(1.03)
Year Ended June 30, 2008	27.71	0.16		(3.78)	(3.62)	(0.12)	(2.06)	(2.18)
Year Ended June 30, 2007	24.73	0.17		4.21	4.38	(0.25)	(1.15)	(1.40)

Class B
Six Months Ended December 31, 2011 (Unaudited)	24.10	0.04	(e)	(1.25)	(1.21)	—	—	—
Year Ended June 30, 2011	18.38	0.07	(e)	5.69	5.76	(0.04)	—	(0.04)
Year Ended June 30, 2010	14.89	0.10	(e)	3.39	3.49	—	—	—
Year Ended June 30, 2009	21.39	0.20	(e)	(5.79)	(5.59)	(0.22)	(0.69)	(0.91)
Year Ended June 30, 2008	27.11	0.03		(3.69)	(3.66)	—	(2.06)	(2.06)
Year Ended June 30, 2007	24.21	0.05		4.12	4.17	(0.12)	(1.15)	(1.27)

Class C
Six Months Ended December 31, 2011 (Unaudited)	24.13	0.04	(e)	(1.26)	(1.22)	(0.04)	—	(0.04)
Year Ended June 30, 2011	18.44	0.07	(e)	5.69	5.76	(0.07)	—	(0.07)
Year Ended June 30, 2010	14.94	0.10	(e)	3.40	3.50	—	—	—
Year Ended June 30, 2009	21.45	0.20	(e)	(5.80)	(5.60)	(0.22)	(0.69)	(0.91)
Year Ended June 30, 2008	27.17	0.04		(3.70)	(3.66)	—	(2.06)	(2.06)
Year Ended June 30, 2007	24.26	0.05		4.13	4.18	(0.12)	(1.15)	(1.27)

Class R2
Six Months Ended December 31, 2011 (Unaudited)	24.27	0.08	(e)	(1.28)	(1.20)	(0.20)	—	(0.20)
Year Ended June 30, 2011	18.63	0.12	(e)	5.76	5.88	(0.24)	—	(0.24)
Year Ended June 30, 2010	15.06	0.15	(e)	3.42	3.57	—	—	—
November 3, 2008 (f) through June 30, 2009	16.34	0.20	(e)	(0.30)	(0.10)	(0.49)	(0.69)	(1.18)

Institutional Class
Six Months Ended December 31, 2011 (Unaudited)	25.19	0.16	(e)	(1.32)	(1.16)	(0.28)	—	(0.28)
Year Ended June 30, 2011	19.22	0.30	(e)	5.95	6.25	(0.28)	—	(0.28)
Year Ended June 30, 2010	15.43	0.29	(e)	3.52	3.81	(0.02)	—	(0.02)
Year Ended June 30, 2009	22.31	0.38	(e)	(6.06)	(5.68)	(0.51)	(0.69)	(1.20)
Year Ended June 30, 2008	28.17	0.31		(3.85)	(3.54)	(0.26)	(2.06)	(2.32)
Year Ended June 30, 2007	25.10	0.30		4.29	4.59	(0.37)	(1.15)	(1.52)

Select Class
Six Months Ended December 31, 2011 (Unaudited)	24.97	0.14	(e)	(1.31)	(1.17)	(0.23)	—	(0.23)
Year Ended June 30, 2011	19.07	0.24	(e)	5.90	6.14	(0.24)	—	(0.24)
Year Ended June 30, 2010	15.34	0.24	(e)	3.49	3.73	— (g)	—	— (g)
Year Ended June 30, 2009	22.14	0.34	(e)	(6.01)	(5.67)	(0.44)	(0.69)	(1.13)
Year Ended June 30, 2008	27.96	0.27		(3.85)	(3.58)	(0.18)	(2.06)	(2.24)
Year Ended June 30, 2007	24.93	0.27		4.22	4.49	(0.31)	(1.15)	(1.46)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.
(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$23.41	(4.80)%	$1,800,874	1.24%	0.92%	1.41%	15%
24.76	31.96	1,979,270	1.23	0.81	1.39	41
18.91	24.08	1,705,572	1.23	1.04	1.40	34
15.24	(25.49)	1,600,044	1.25	1.71	1.42	47
21.91	(13.70)	2,661,377	1.25	0.66	1.42	31
27.71	18.21	3,822,632	1.25	0.71	1.35	45

22.89	(5.02)	67,774	1.75	0.38	1.91	15
24.10	31.33	90,427	1.74	0.30	1.89	41
18.38	23.44	96,966	1.74	0.53	1.90	34
14.89	(25.89)	108,114	1.75	1.21	1.92	47
21.39	(14.14)	163,091	1.75	0.15	1.92	31
27.11	17.65	237,745	1.75	0.20	1.85	45

22.87	(5.04)	334,963	1.75	0.40	1.91	15
24.13	31.29	373,415	1.74	0.30	1.89	41
18.44	23.43	309,513	1.74	0.53	1.90	34
14.94	(25.88)	299,956	1.75	1.20	1.92	47
21.45	(14.11)	523,722	1.75	0.14	1.92	31
27.17	17.64	818,261	1.75	0.20	1.85	45

22.87	(4.95)	8,261	1.50	0.70	1.66	15
24.27	31.66	6,500	1.49	0.50	1.65	41
18.63	23.71	1,441	1.49	0.77	1.65	34
15.06	(0.24)	294	1.50	2.12	1.69	47

23.75	(4.58)	2,850,013	0.75	1.42	1.00	15
25.19	32.66	2,812,296	0.74	1.29	0.99	41
19.22	24.68	1,913,930	0.74	1.52	1.00	34
15.43	(25.15)	1,424,004	0.75	2.26	1.02	47
22.31	(13.25)	1,777,057	0.75	1.16	1.02	31
28.17	18.82	2,566,230	0.75	1.21	0.95	45

23.57	(4.67)	1,467,950	0.99	1.18	1.15	15
24.97	32.29	1,513,926	0.98	1.05	1.14	41
19.07	24.35	1,061,308	0.98	1.29	1.15	34
15.34	(25.31)	766,965	1.00	2.05	1.18	47
22.14	(13.46)	721,777	1.00	0.90	1.16	31
27.96	18.49	1,183,839	1.00	0.95	1.10	45

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Return of capital	Total distributions
Multi-Cap Market Neutral Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$9.81	$(0.07	)(g)	$(0.20)	$(0.27)	$—	$—	$—
Year Ended June 30, 2011	9.71	(0.16	)(g)	0.26	0.10	—	—	—
Year Ended June 30, 2010	10.21	(0.17	)(g)	(0.33)	(0.50)	—	—	—
Year Ended June 30, 2009	10.23	(0.08	)(g)	0.06	(0.02)	—	—	—
Year Ended June 30, 2008	11.24	0.28	(g)	(0.74)	(0.46)	(0.54)	(0.01)	(0.55)
Year Ended June 30, 2007	10.98	0.37		0.20	0.57	(0.31)	—	(0.31)

Class B
Six Months Ended December 31, 2011 (Unaudited)	9.47	(0.10	)(g)	(0.19)	(0.29)	—	—	—
Year Ended June 30, 2011	9.44	(0.23	)(g)	0.26	0.03	—	—	—
Year Ended June 30, 2010	10.01	(0.23	)(g)	(0.34)	(0.57)	—	—	—
Year Ended June 30, 2009	10.10	(0.15	)(g)	0.06	(0.09)	—	—	—
Year Ended June 30, 2008	11.07	0.17	(g)	(0.70)	(0.53)	(0.43)	(0.01)	(0.44)
Year Ended June 30, 2007	10.80	0.29		0.20	0.49	(0.22)	—	(0.22)

Class C
Six Months Ended December 31, 2011 (Unaudited)	9.48	(0.10	)(g)	(0.19)	(0.29)	—	—	—
Year Ended June 30, 2011	9.46	(0.23	)(g)	0.25	0.02	—	—	—
Year Ended June 30, 2010	10.02	(0.23	)(g)	(0.33)	(0.56)	—	—	—
Year Ended June 30, 2009	10.12	(0.15	)(g)	0.05	(0.10)	—	—	—
Year Ended June 30, 2008	11.07	0.19	(g)	(0.71)	(0.52)	(0.42)	(0.01)	(0.43)
Year Ended June 30, 2007	10.80	0.29		0.20	0.49	(0.22)	—	(0.22)

Select Class
Six Months Ended December 31, 2011 (Unaudited)	9.91	(0.06	)(g)	(0.19)	(0.25)	—	—	—
Year Ended June 30, 2011	9.79	(0.14	)(g)	0.26	0.12	—	—	—
Year Ended June 30, 2010	10.27	(0.14	)(g)	(0.34)	(0.48)	—	—	—
Year Ended June 30, 2009	10.27	(0.05	)(g)	0.05	— (h)	—	—	—
Year Ended June 30, 2008	11.31	0.30	(g)	(0.73)	(0.43)	(0.60)	(0.01)	(0.61)
Year Ended June 30, 2007	11.04	0.36		0.25	0.61	(0.34)	—	(0.34)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for short sales) for Class A are 1.48% and 1.96% for the six months ended December 31, 2011, 1.49% and 1.95% for the year ended June 30, 2011, 1.49% and 1.94% for 2010, 1.50% and 1.95% for 2009, 1.51% and 1.93% for 2008 and 1.50% and 1.91% for 2007; for Class B are 2.23% and 2.46 for the six months ended December 31, 2011, 2.24% and 2.45% for the year ended June 30, 2011, 2.24% and 2.44% for 2010, 2.25% and 2.45% for 2009, 2.26% and 2.43% for 2008 and 2.25% and 2.41% for 2007; for Class C are 2.23% and 2.46 for the six months ended December 31, 2011, 2.24% and 2.45% for the year ended June 30, 2011, 2.24% and 2.44% for 2010, 2.25% and 2.45% for 2009, 2.26% and 2.43% for 2008 and 2.25% and 2.41% for 2007; for Select Class are 1.23% and 1.71% for the six months ended December 31, 2011, 1.24% and 1.70% for the year ended June 30, 2011, 1.24% and 1.69% for 2010, 1.25% and 1.70% for 2009, 1.25% and 1.67% for 2008 and 1.25% and 1.66% for 2007, respectively.
(f)	Commencing with the period ended June 30, 2009, the Fund presented portfolio turnover in two ways, one including short sales and the other excluding short sales. For periods prior to June 30, 2009, the Fund’s portfolio turnover calculation excluded short sales.
(g)	Calculated based upon average shares outstanding.
(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)(e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)	Portfolio turnover rate (excluding short sales) (b)(f)	Portfolio turnover rate (including short sales) (b)(f)

$9.54	(2.75)%	$23,850	2.81%	(1.37)%	3.29%	80%	168%
9.81	1.03	29,216	2.92	(1.65)	3.38	145	339
9.71	(4.90)	94,549	2.94	(1.65)	3.39	146	348
10.21	(0.20)	67,884	2.84	(0.79)	3.29	175	350
10.23	(4.00)	77,838	2.52	2.62	2.94	116	—
11.24	5.27	204,059	2.69	3.32	3.10	96	—

9.18	(3.06)	2,283	3.56	(2.13)	3.79	80	168
9.47	0.32	3,484	3.67	(2.47)	3.88	145	339
9.44	(5.69)	7,849	3.69	(2.39)	3.89	146	348
10.01	(0.89)	12,766	3.59	(1.55)	3.79	175	350
10.10	(4.77)	16,402	3.28	1.66	3.45	116	—
11.07	4.56	24,974	3.44	2.60	3.60	96	—

9.19	(3.06)	17,829	3.56	(2.12)	3.79	80	168
9.48	0.21	22,094	3.67	(2.46)	3.88	145	339
9.46	(5.59)	39,610	3.70	(2.39)	3.89	146	348
10.02	(0.99)	61,467	3.59	(1.54)	3.79	175	350
10.12	(4.71)	90,603	3.28	1.79	3.45	116	—
11.07	4.56	187,546	3.44	2.60	3.60	96	—

9.66	(2.52)	443,005	2.56	(1.11)	3.04	80	168
9.91	1.23	491,653	2.67	(1.39)	3.13	145	339
9.79	(4.67)	433,539	2.70	(1.39)	3.15	146	348
10.27	0.00	528,478	2.59	(0.45)	3.04	175	350
10.27	(3.73)	933,631	2.27	2.79	2.69	116	—
11.31	5.59	1,852,145	2.44	3.55	2.85	96	—

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	81

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Value Advantage Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$19.07	$0.13	(e)	$(0.81)	$(0.68)	$(0.20)	$—	$(0.20)
Year Ended June 30, 2011	15.22	0.23	(e)	3.79	4.02	(0.17)	—	(0.17)
Year Ended June 30, 2010	12.01	0.23	(e)	3.17	3.40	(0.19)	—	(0.19)
Year Ended June 30, 2009	16.38	0.30	(e)	(4.40)	(4.10)	(0.20)	(0.07)	(0.27)
Year Ended June 30, 2008	20.45	0.35		(3.19)	(2.84)	(0.24)	(0.99)	(1.23)
Year Ended June 30, 2007	17.17	0.26	(e)	3.42	3.68	(0.12)	(0.28)	(0.40)

Class C
Six Months Ended December 31, 2011 (Unaudited)	19.01	0.09	(e)	(0.81)	(0.72)	(0.10)	—	(0.10)
Year Ended June 30, 2011	15.17	0.14	(e)	3.77	3.91	(0.07)	—	(0.07)
Year Ended June 30, 2010	11.97	0.15	(e)	3.17	3.32	(0.12)	—	(0.12)
Year Ended June 30, 2009	16.25	0.23	(e)	(4.34)	(4.11)	(0.10)	(0.07)	(0.17)
Year Ended June 30, 2008	20.31	0.26		(3.18)	(2.92)	(0.15)	(0.99)	(1.14)
Year Ended June 30, 2007	17.10	0.17	(e)	3.38	3.55	(0.06)	(0.28)	(0.34)

Institutional Class
Six Months Ended December 31, 2011 (Unaudited)	19.11	0.18	(e)	(0.82)	(0.64)	(0.30)	—	(0.30)
Year Ended June 30, 2011	15.24	0.32	(e)	3.79	4.11	(0.24)	—	(0.24)
Year Ended June 30, 2010	12.01	0.31	(e)	3.18	3.49	(0.26)	—	(0.26)
Year Ended June 30, 2009	16.40	0.37	(e)	(4.42)	(4.05)	(0.27)	(0.07)	(0.34)
Year Ended June 30, 2008	20.47	0.44		(3.19)	(2.75)	(0.33)	(0.99)	(1.32)
Year Ended June 30, 2007	17.16	0.39	(e)	3.38	3.77	(0.18)	(0.28)	(0.46)

Select Class
Six Months Ended December 31, 2011 (Unaudited)	19.12	0.16	(e)	(0.83)	(0.67)	(0.25)	—	(0.25)
Year Ended June 30, 2011	15.27	0.28	(e)	3.79	4.07	(0.22)	—	(0.22)
Year Ended June 30, 2010	12.04	0.27	(e)	3.19	3.46	(0.23)	—	(0.23)
Year Ended June 30, 2009	16.44	0.34	(e)	(4.42)	(4.08)	(0.25)	(0.07)	(0.32)
Year Ended June 30, 2008	20.52	0.37		(3.17)	(2.80)	(0.29)	(0.99)	(1.28)
Year Ended June 30, 2007	17.22	0.31	(e)	3.43	3.74	(0.16)	(0.28)	(0.44)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$18.19	(3.55)%	$200,772	1.25%	1.52%	1.40%	22%
19.07	26.45	232,103	1.24	1.28	1.34	33
15.22	28.35	150,081	1.24	1.52	1.38	45
12.01	(24.82)	112,739	1.25	2.45	1.50	70
16.38	(14.42)	152,696	1.25	1.87	1.43	103
20.45	21.58	201,151	1.25	1.36	1.41	77

18.19	(3.78)	113,017	1.75	1.01	1.91	22
19.01	25.82	131,743	1.74	0.78	1.84	33
15.17	27.72	108,165	1.74	1.01	1.88	45
11.97	(25.19)	97,723	1.75	1.86	1.99	70
16.25	(14.86)	182,093	1.75	1.36	1.93	103
20.31	20.93	247,794	1.75	0.87	1.91	77

18.17	(3.33)	300,519	0.75	2.04	1.01	22
19.11	27.06	284,433	0.74	1.79	0.94	33
15.24	29.03	156,531	0.74	2.04	0.98	45
12.01	(24.41)	70,825	0.75	3.11	1.15	70
16.40	(13.97)	19,872	0.75	2.37	1.03	103
20.47	22.16	24,710	0.75	1.97	1.00	77

18.20	(3.45)	258,242	1.00	1.78	1.16	22
19.12	26.75	270,562	0.99	1.53	1.09	33
15.27	28.70	71,209	0.99	1.77	1.13	45
12.04	(24.62)	51,000	1.00	2.75	1.25	70
16.44	(14.19)	49,262	1.00	2.18	1.18	103
20.52	21.89	36,884	1.00	1.62	1.16	77

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	83

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to a Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), an open-end management investment company, was organized as a Massachusetts business trust on September 23, 1997.

J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”), an open-end management investment company, was organized as a Maryland corporation on August 19, 1997.

The following are 7 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Growth Advantage Fund	Class A, Class B, Class C, Class R5 and Select Class	JPMMFIT	Diversified
Mid Cap Core Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified
Mid Cap Equity Fund	Class A, Class C, and Select Class	JPM I	Diversified
Mid Cap Growth Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Mid Cap Value Fund	Class A, Class B, Class C, Class R2, Institutional Class and Select Class	JPMFMFG	Diversified
Multi-Cap Market Neutral Fund	Class A, Class B, Class C, and Select Class	JPM II	Diversified
Value Advantage Fund	Class A, Class C, Institutional Class and Select Class	JPM I	Diversified

The Mid Cap Core Fund commenced operations on November 30, 2010.

Class R6 Shares commenced operations on January 31, 2011 for the Mid Cap Core Fund.

Class R5 Shares and Class R6 Shares commenced operations on November 1, 2011 for the Mid Cap Growth Fund.

The investment objective of Growth Advantage Fund is to seek to provide long-term capital growth.

The investment objective of Mid Cap Core Fund is to seek long-term capital appreciation.

The investment objective of Mid Cap Equity Fund is to seek long-term capital growth.

The investment objective of Mid Cap Growth Fund is to seek growth of capital and, secondarily, current income by investing primarily in equity securities.

The investment objective of Mid Cap Value Fund is to seek growth from capital appreciation.

The investment objective of Multi-Cap Market Neutral Fund is to seek long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

The investment objective of Value Advantage Fund is to seek to provide long-term total return from a combination of income and capital gains.

Effective November 1, 2009, Class B Shares of the Growth Advantage Fund, Mid Cap Growth Fund, Mid Cap Value Fund and Multi-Cap Market Neutral Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they automatically convert to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices

84	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input by sector as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Growth Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,087,322	$—	$—	$1,087,322

Mid Cap Core Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$272,531	$—	$—	$272,531

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	85

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

Mid Cap Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$573,923	$—	$—	$573,923

Mid Cap Growth Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,397,688	$—	$—	$1,397,688

Mid Cap Value Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$6,523,941	$—	$—	$6,523,941

Multi-Cap Market Neutral Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$485,807	$—	$—	$485,807

Total Liabilities (a)	$(452,533)	$—	$—	$(452,533)

Value Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$112,110	$—	$—	(b)	$112,110
Consumer Staples	46,104	5,682	—		51,786
Energy	96,591	—	—		96,591
Financials	279,207	—	—		279,207
Health Care	97,596	—	—		97,596
Industrials	42,303	—	—		42,303
Information Technology	17,303	—	—		17,303
Materials	39,592	—	—		39,592
Telecommunication Services	33,465	6,764	—		40,229
Utilities	70,624	—	—		70,624

Total Common Stocks	834,895	12,446	—	(b)	847,341

Preferred Stock
Consumer Discretionary	—	—	—	(b)	—	(b)
Investment Company	7,571	—	—		7,571
Short-Term Investment
Investment Company	18,962	—	—		18,962

Total Investments in Securities	$861,428	$12,446	$—	(b)	$873,874

(a)	All portfolio holdings designated as Level 1 are disclosed individually in the SOIs. Please refer to the SOIs for industry specifics of the portfolio holdings.
(b)	Security has zero value.

86	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

There were no transfers between Levels 1 and 2 during the six months ended December 31, 2011.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

Value Advantage Fund	Balance as of 6/30/11	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Purchases (1)		Sales (2)	Transfers into Level 3	Transfers out of Level 3	Balance as of 12/31/11
Investments in Securities
Common Stocks — Consumer Discretionary	$—	$—	$—	$—	$—	(a)	$—	$—	$—	$—	(a)
Preferred Stock — Consumer Discretionary	—	—	—	—	—	(a)	—	—	—	—	(a)

Total	$—	$—	$—	$—	$—	(a)	$—	$—	$—	$—	(a)

(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.
(a)	Security has zero value.

The change in unrealized appreciation (depreciation) attributable to securities owned at December 31, 2011, which were valued using significant unobservable inputs (Level 3), amounted to zero. This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statements of Operations.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds.

The following is the value and percentage of net assets of illiquid securities as of December 31, 2011 (amounts in thousands):

	Value		Percentage
Value Advantage Fund	$—	(a)	—%

(a)	Securities have zero value.

C. Short Sales — The Multi-Cap Market Neutral Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the SOI. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. The net income or fee is included as interest income or interest expense, respectively, on securities sold short in the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on record date. Dividends on short positions are recorded on the Statements of Operations as dividend expense on ex-dividend date.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as unrealized gain or loss on the Statements of Operations. Short sale transactions may result in unlimited losses as the short position loses value and the security’s price increases. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the security declines between those dates.

As of December 31, 2011, the Fund had outstanding short sales as listed on its SOI.

D. Futures Contracts — The Mid Cap Growth Fund uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Fund buys futures contracts to immediately invest incoming cash in the market or sell futures in response to

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	87

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Fund to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Fund’s futures activities during the six months ended December 31, 2011 (amounts in thousands):

	Mid Cap Growth Fund
Futures Contracts:
Average Notional Balance Long	$52,340	(a)
Ending Notional Balance Long	—

(a)	Average is for the period July 1, 2011 through July 31, 2011.

E. Securities Lending — Each Fund (except Mid Cap Core Fund, Multi-Cap Market Neutral Fund and Value Advantage Fund) may lend securities to brokers approved by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) in order to generate additional income. The Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”) serves as lending agent for the Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Growth Fund and Mid Cap Value Fund pursuant to a Securities Lending Agreement (the “GSAL Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

For the six months ended December 31, 2011, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands).

Growth Advantage Fund	$13
Mid Cap Equity Fund	5
Mid Cap Growth Fund	13
Mid Cap Value Fund	4

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest. The GSAL Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities.

88	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed in the SOIs. At December 31, 2011, the value of outstanding securities on loan and the value of Collateral Investments were as follows (amounts in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrower		Total Value of Collateral Investments
Growth Advantage Fund	$18,149	$18,373	*	$18,373
Mid Cap Equity Fund	5,404	5,493	*	5,493
Mid Cap Growth Fund	13,029	13,316		13,316
Mid Cap Value Fund	3,962	4,075		4,075

*	Subsequent to December 31, 2011, additional collateral was received from borrowers.

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted, if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GSAL has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM waived fees associated with the Funds’ investment in JPMorgan Prime Money Market Fund as follows (amounts in thousands).

Growth Advantage Fund	$12
Mid Cap Equity Fund	4
Mid Cap Growth Fund	13
Mid Cap Value Fund	4

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

F. Offering and Organization Costs — Offering costs (registration and filing fees) paid in connection with the offering of shares of the Mid Cap Core Fund are amortized up to 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund were recorded as an expense at the time it commenced operations.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

H. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

I. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

J. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid at least annually, except for the Mid Cap Equity, Mid Cap Growth and Multi-Cap Market Neutral Funds, which are generally declared and paid at least quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	89

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, JPMIM acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Growth Advantage Fund	0.65%
Mid Cap Core Fund	0.65
Mid Cap Equity Fund	0.65
Mid Cap Growth Fund	0.65
Mid Cap Value Fund	0.65
Multi-Cap Market Neutral Fund	1.25
Value Advantage Fund	0.65

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2011, the annualized effective rate was 0.09% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services Co. serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“the Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Growth Advantage Fund	0.25%	0.75%	0.75%	n/a
Mid Cap Core Fund	0.25	n/a	0.75	0.50%
Mid Cap Equity Fund	0.25	n/a	0.75	n/a
Mid Cap Growth Fund	0.25	0.75	0.75	0.50
Mid Cap Value Fund	0.25	0.75	0.75	0.50
Multi-Cap Market Neutral Fund	0.25	0.75	0.75	n/a
Value Advantage Fund	0.25	n/a	0.75	n/a

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2011, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge		CDSC
Growth Advantage Fund	$10		$4
Mid Cap Core Fund	—	(a)	—
Mid Cap Equity Fund	1		—	(a)
Mid Cap Growth Fund	7		3
Mid Cap Value Fund	32		8
Multi-Cap Market Neutral Fund	1		—	(a)
Value Advantage Fund	8		2

(a)	Amount rounds to less than $1,000.

90	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Growth Advantage Fund	0.25%	0.25%	0.25%	n/a	0.05%	n/a	0.25%
Mid Cap Core Fund	0.25	n/a	0.25	0.25%	0.05	n/a	0.25
Mid Cap Equity Fund	0.25	n/a	0.25	n/a	n/a	n/a	0.25
Mid Cap Growth Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
Mid Cap Value Fund	0.25	0.25	0.25	0.25	n/a	0.10%	0.25
Multi-Cap Market Neutral Fund	0.25	0.25	0.25	n/a	n/a	n/a	0.25
Value Advantage Fund	0.25	n/a	0.25	n/a	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Class R6	Institutional Class	Select Class
Growth Advantage Fund	1.25%	1.75%	1.75%	n/a	0.90%	n/a	n/a	1.10%
Mid Cap Core Fund	1.25	n/a	1.75	1.50%	0.80	0.75%	n/a	1.00
Mid Cap Equity Fund	1.25	n/a	1.75	n/a	n/a	n/a	n/a	0.90
Mid Cap Growth Fund	1.24	1.74	1.74	1.40	0.79	0.74	n/a	0.93
Mid Cap Value Fund	1.24	1.75	1.75	1.50	n/a	n/a	0.75%	0.99
Multi-Cap Market Neutral Fund	1.75	2.50	2.50	n/a	n/a	n/a	n/a	1.50
Value Advantage Fund	1.25	n/a	1.75	n/a	n/a	n/a	0.75	1.00

Prior to November 1, 2011, the contractual expense limitations for Class B and Class C Shares of the Mid Cap Growth Fund were 1.77% and 1.77%, respectively.

Except as noted above, the contractual expense limitation agreements were in effect for the six months ended December 31, 2011. The contractual expense limitation percentages in the table above are in place until at least October 31, 2012 for all of the Funds. In addition, the Funds’ service providers have voluntarily waived fees during the six months ended December 31, 2011. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the six months ended December 31, 2011, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Growth Advantage Fund	$—	$—	$46	$46
Mid Cap Core Fund	38	36	—	74
Mid Cap Equity Fund	294	243	686	1,223
Mid Cap Growth Fund	257	490	450	1,197
Mid Cap Value Fund	2,352	2,376	1,489	6,217
Multi-Cap Market Neutral Fund	—	—	520	520
Value Advantage Fund	410	231	141	782

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	91

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Multi-Cap Market Neutral Fund	$452	$92	$113	$657

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the six months ended December 31, 2011 was as follows (excluding the waiver disclosed in Note 2.E. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) (amounts in thousands):

Growth Advantage Fund	$15
Mid Cap Core Fund	8
Mid Cap Equity Fund	18
Mid Cap Growth Fund	33
Mid Cap Value Fund	166
Multi-Cap Market Neutral Fund	63
Value Advantage Fund	23

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2011, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the six months ended December 31, 2011, the Funds did not incur any brokerage commissions with brokers/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2011, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Growth Advantage Fund	$395,905	$456,398	$—	$—
Mid Cap Core Fund	211,691	38,641	—	—
Mid Cap Equity Fund	194,529	138,735	—	—
Mid Cap Growth Fund	477,222	538,722	—	—
Mid Cap Value Fund	1,000,473	896,571	—	—
Multi-Cap Market Neutral Fund	374,148	393,464	393,569	420,675
Value Advantage Fund	192,741	187,036	—	—

During the six months ended December 31, 2011, there were no purchases or sales of U.S. Government securities.

92	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2011, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$925,135	$213,686	$51,499	$162,187
Mid Cap Core Fund	273,982	10,113	11,564	(1,451)
Mid Cap Equity Fund	494,240	100,713	21,030	79,683
Mid Cap Growth Fund	1,222,794	268,234	93,340	174,894
Mid Cap Value Fund	5,349,352	1,356,036	181,447	1,174,589
Multi-Cap Market Neutral Fund	463,278	47,954	25,425	22,529
Value Advantage Fund	783,292	111,018	20,436	90,582

At June 30, 2011, the Funds had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2015	2016	2017	2018	Total
Growth Advantage Fund	$—	$—	$—	$47,838	$47,838
Mid Cap Equity Fund	—	—	—	8,310	8,310
Mid Cap Value Fund	—	1,151	14,176	317,213	332,540	*
Multi-Cap Market Neutral Fund	1,901	97,035	—	—	98,936
Value Advantage Fund	—	—	—	53,759	53,759

*	Amounts include capital loss carryforwards from business combinations, which may be limited in future years under Internal Revenue Code Sections 381-384.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, pre-enactment net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2011 or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for Growth Advantage Fund, Mid Cap Core Fund and Mid Cap Equity Fund. Additionally, the Advisor owns a significant portion of the outstanding shares of Mid Cap Core Fund.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	93

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

In addition, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Growth Advantage Fund	N/A	19.15%
Multi-Cap Market Neutral Fund	85.44%	N/A
Value Advantage Fund	N/A	23.37

Additionally, Mid Cap Equity Fund has a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Fund’s outstanding shares.

Significant shareholder transactions, if any, may impact the Funds’ performance.

As of December 31, 2011, the Multi-Cap Market Neutral Fund pledged substantially all of its assets for securities sold short to Credit Suisse Group, who also held 100% of the Multi-Cap Market Neutral Fund’s cash proceeds for securities sold short.

8. Transfers-In-Kind

Pursuant to procedures approved by the Board of Trustees, on March 29, 2011, an affiliate of the Value Advantage Fund redeemed Institutional Class Shares and the Fund paid the redemption proceeds primarily by means of a redemption in-kind of the Fund’s portfolio securities.

	Value (000’s)	Realized Gains/(Losses) (000’s)	Type
Institutional Class	$41,498	$14,315	Redemption-In-Kind

94	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2011, and continued to hold your shares at the end of the reporting period, December 31, 2011.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During July 1, 2011 to December 31, 2011	Annualized Expense Ratio
Growth Advantage Fund
Class A
Actual*	$1,000.00	$923.50	$6.04	1.25%
Hypothetical*	1,000.00	1,018.85	6.34	1.25
Class B
Actual*	1,000.00	921.00	8.45	1.75
Hypothetical*	1,000.00	1,016.34	8.87	1.75
Class C
Actual*	1,000.00	922.20	8.46	1.75
Hypothetical*	1,000.00	1,016.34	8.87	1.75
Class R5
Actual*	1,000.00	925.80	4.11	0.85
Hypothetical*	1,000.00	1,020.86	4.32	0.85
Select Class
Actual*	1,000.00	925.50	5.08	1.05
Hypothetical*	1,000.00	1,019.86	5.33	1.05

Mid Cap Core Fund
Class A
Actual*	1,000.00	935.30	6.08	1.25
Hypothetical*	1,000.00	1,018.85	6.34	1.25
Class C
Actual*	1,000.00	932.80	8.50	1.75
Hypothetical*	1,000.00	1,016.34	8.87	1.75
Class R2
Actual*	1,000.00	934.00	7.29	1.50
Hypothetical*	1,000.00	1,017.60	7.61	1.50

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	95

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000

	Beginning Account Value, July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During July 1, 2011 to December 31, 2011	Annualized Expense Ratio
Mid Cap Core Fund (continued)
Class R5
Actual*	$1,000.00	$937.60	$3.85	0.79%
Hypothetical*	1,000.00	1,021.17	4.01	0.79
Class R6
Actual*	1,000.00	936.90	3.65	0.75
Hypothetical*	1,000.00	1,021.37	3.81	0.75
Select Class
Actual*	1,000.00	935.90	4.82	0.99
Hypothetical*	1,000.00	1,020.16	5.03	0.99

Mid Cap Equity Fund
Class A
Actual*	1,000.00	910.10	6.00	1.25
Hypothetical*	1,000.00	1,018.85	6.34	1.25
Class C
Actual*	1,000.00	907.60	8.39	1.75
Hypothetical*	1,000.00	1,016.34	8.87	1.75
Select Class
Actual*	1,000.00	911.40	4.32	0.90
Hypothetical*	1,000.00	1,020.61	4.57	0.90

Mid Cap Growth Fund
Class A
Actual*	1,000.00	866.00	5.82	1.24
Hypothetical*	1,000.00	1,018.90	6.29	1.24
Class B
Actual*	1,000.00	863.80	8.25	1.76
Hypothetical*	1,000.00	1,016.29	8.92	1.76
Class C
Actual*	1,000.00	863.90	8.25	1.76
Hypothetical*	1,000.00	1,016.29	8.92	1.76
Class R2
Actual*	1,000.00	865.70	6.57	1.40
Hypothetical*	1,000.00	1,018.10	7.10	1.40
Class R5
Actual**	1,000.00	996.20	1.29	0.79
Hypothetical*	1,000.00	1,021.17	4.01	0.79
Class R6
Actual**	1,000.00	996.20	1.21	0.74
Hypothetical*	1,000.00	1,021.42	3.76	0.74
Select Class
Actual*	1,000.00	867.40	4.37	0.93
Hypothetical*	1,000.00	1,020.46	4.72	0.93

Mid Cap Value Fund
Class A
Actual*	1,000.00	952.00	6.08	1.24
Hypothetical*	1,000.00	1,018.90	6.29	1.24
Class B
Actual*	1,000.00	949.80	8.58	1.75
Hypothetical*	1,000.00	1,016.34	8.87	1.75
Class C
Actual*	1,000.00	949.60	8.58	1.75
Hypothetical*	1,000.00	1,016.34	8.87	1.75

96	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

	Beginning Account Value, July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During July 1, 2011 to December 31, 2011	Annualized Expense Ratio
Mid Cap Value Fund (continued)
Class R2
Actual*	$1,000.00	$950.50	$7.35	1.50%
Hypothetical*	1,000.00	1,017.60	7.61	1.50
Institutional Class
Actual*	1,000.00	954.20	3.68	0.75
Hypothetical*	1,000.00	1,021.37	3.81	0.75
Select Class
Actual*	1,000.00	953.30	4.86	0.99
Hypothetical*	1,000.00	1,020.16	5.03	0.99

Multi-Cap Market Neutral Fund
Class A
Actual*	1,000.00	972.50	13.93	2.81
Hypothetical*	1,000.00	1,011.01	14.20	2.81
Class B
Actual*	1,000.00	969.40	17.62	3.56
Hypothetical*	1,000.00	1,007.24	17.96	3.56
Class C
Actual*	1,000.00	969.40	17.62	3.56
Hypothetical*	1,000.00	1,007.24	17.96	3.56
Select Class
Actual*	1,000.00	974.80	12.71	2.56
Hypothetical*	1,000.00	1,012.27	12.95	2.56

Value Advantage Fund
Class A
Actual*	1,000.00	964.50	6.17	1.25
Hypothetical*	1,000.00	1,018.85	6.34	1.25
Class C
Actual*	1,000.00	962.20	8.63	1.75
Hypothetical*	1,000.00	1,016.34	8.87	1.75
Institutional Class
Actual*	1,000.00	966.70	3.71	0.75
Hypothetical*	1,000.00	1,021.37	3.81	0.75
Select Class
Actual*	1,000.00	965.50	4.94	1.00
Hypothetical*	1,000.00	1,020.11	5.08	1.00

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
**	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 60/366 (to reflect the one-half year period). Commencement of offering of class of shares was November 1, 2011.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	97

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2011, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 25, 2011.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information includes the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to certain J.P. Morgan Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of the Funds with greater than two years of performance history in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Advisor and with counsels to the Trusts and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trusts and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement

98	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor currently uses third-party soft dollar arrangements with respect to securities transactions it executes for these Funds.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services. With respect to the Mid Cap Growth Fund and Mid Cap Value Fund, the Trustees also considered the fees paid to JPMCB, the former securities lending agent during the review period. Effective March 1, 2011, these Funds retained an unaffiliated securities lending agent.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Funds benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Mid Cap Growth Fund, Mid Cap Value Fund and Multi-Cap Market Neutral Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Growth Advantage Fund, Mid Cap Core Fund, Mid Cap Equity Fund, and Value Advantage Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	99

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis prepared by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Growth Advantage Fund’s performance was in the second, third, and first quintiles for Class A shares for the one-, three-, and five-year periods ended December 31, 2010, respectively, and in the second and third quintiles for Select Class shares for the one- and three-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the performance of the Mid Cap Core Fund since its inception on November 30, 2010 as compared with that of its benchmark index. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Mid Cap Equity Fund’s performance was in the first quintile for Class A shares for the one-year period ended December 31, 2010, and in the first quintile for Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2010, and that the independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Mid Cap Growth Fund’s performance was in the fourth, third and third quintiles for Class A shares and in the third, third and second quintiles for the Select Class shares for the one-, three-, and five-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Mid Cap Value Fund’s performance was in the third quintile for Class A shares for each of the one-, three-, and five-year periods ended December 31, 2010, and in the third, second, third quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Multi-Cap Market Neutral Fund’s performance was in the fifth, fourth and fourth quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable. However, they requested that the Fund’s Advisor provide additional Fund performance information to be reviewed with members of the money market and alternative products subcommittee at each of their regular meetings over the course of the next year.

The Trustees noted that the Value Advantage Fund’s performance was in the first quintile for both Class A and Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’

100	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Growth Advantage Fund’s net advisory fee for Class A and Select Class shares was in the third and fourth quintiles, respectively, and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Mid Cap Core Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Mid Cap Equity Fund’s net advisory fee for both Class A and Select Class shares was in the third quintile and that the actual total expenses for Class A and Select shares were in the third and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Mid Cap Growth Fund’s net advisory fee and actual total expenses for both Class A and Select

Class shares were in the second quintile of their respective Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Mid Cap Value Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select shares were in the second and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Multi-Cap Market Neutral Fund’s net advisory fee for both Class A and Select Class shares was in the fourth quintile, and that the actual total expenses for both Class A and Select Class shares were in the second quintile of their respective Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Value Advantage Fund’s net advisory fee for both Class A and Select Class shares was in the second quintile and that the actual total expenses for both Class A and Select Class shares were in the third quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	101

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase &
Co., 2012. All rights reserved. December 2011.

SAN-MC-1211

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the
report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is
“independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act
(15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this
Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose
the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If
applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in
Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule
30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the
Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits
listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or
amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

J.P. Morgan Fleming Mutual Fund Group, Inc.

By:

/s/ Patricia A. Maleski

Patricia A. Maleski

President and Principal Executive Officer

March 9, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Patricia A. Maleski

Patricia A. Maleski

President and Principal Executive Officer

March 9, 2012

By:

/s/ Joy C. Dowd

Joy C. Dowd

Treasurer and Principal Financial Officer

March 9, 2012